                                                           Annual Report

                                                           as of August 31, 2000


                                   EVERGREEN


                                                            Southern State
                                                         Municipal Bond Funds

                           [LOGO OF EVERGREEN FUNDS]

                               Table of Contents

Letter to Shareholders.......................................  1
Evergreen Florida High Income Municipal
Bond Fund
  Fund at a Glance...........................................  2
Evergreen Florida Municipal Bond Fund
  Fund at a Glance...........................................  5
Evergreen Georgia Municipal Bond Fund
  Fund at a Glance...........................................  8
Evergreen Maryland Municipal Bond Fund
  Fund at a Glance........................................... 11
Evergreen North Carolina Municipal
Bond Fund
  Fund at a Glance........................................... 14
Evergreen South Carolina Municipal
Bond Fund
  Fund at a Glance .......................................... 17
Evergreen Virginia Municipal
Bond Fund
  Fund at a Glance .......................................... 20
Financial Highlights
  Evergreen Florida High Income Municipal
    Bond Fund ............................................... 23
  Evergreen Florida Municipal Bond Fund ..................... 25
  Evergreen Georgia Municipal Bond Fund ..................... 27
  Evergreen Maryland Municipal Bond Fund .................... 29
  Evergreen North Carolina Municipal
    Bond Fund ............................................... 31
  Evergreen South Carolina Municipal
    Bond Fund ............................................... 33
  Evergreen Virginia Municipal Bond Fund .................... 35

Schedules of Investments
  Evergreen Florida High Income Municipal
    Bond Fund ............................................... 37
  Evergreen Florida Municipal Bond Fund ..................... 44
  Evergreen Georgia Municipal Bond Fund ..................... 51
  Evergreen Maryland Municipal Bond Fund .................... 55
  Evergreen North Carolina Municipal
    Bond Fund ............................................... 58
  Evergreen South Carolina Municipal
    Bond Fund ............................................... 63
  Evergreen Virginia Municipal Bond Fund .................... 66
Combined Notes to Schedules of
Investments ................................................. 72
Statements of Assets and Liabilities ........................ 73
Statements of Operations .................................... 74
Statements of Changes in Net Assets ......................... 75
Combined Notes to Financial
Statements .................................................. 77
Independent Auditors' Report ................................ 86
Additional Information ...................................... 87


                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with over $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                ---------------------------------------------------------------
Mutual Funds:     NOT FDIC INSURED     MAY LOSE VALUE     NOT BANK GUARANTEED
                ---------------------------------------------------------------

                          Evergreen Distributor, Inc.
Evergreen Funds/SM/ is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                                  October 2000

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Southern State Municipal Bond Funds annual report, which covers the twelvemonth period ended August 31, 2000.

                                    [PHOTO]
                                William M. Ennis
                               President and CEO

U.S. Bond Markets
Experience Volatility

The bond market environment has suffered a great deal of volatility and unpredictability for the past twelve months as fixed income markets were hit by rising interest rates and falling bond prices. Potential inflation threats, including rising wage costs and higher energy prices, prompted the Federal Reserve Board to take an aggressive stance with respect to its interest rate policy, raising rates six times during the period. In addition, the U.S. Treasury's announcement of a plan to curtail new and existing supplies of long-term government bonds led investors to seek longer-term issues in anticipation of possible shortages. These factors are indicative of an abnormal investment environment where longer-term bonds paid lower rates than short-term bonds, this is also known as an "inverted yield curve". Amidst this volatile environment, we still believe that bonds are relatively attractive over the long term.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that could make it simple for you to choose the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                    Portfolio
                                Characteristics

Total Net Assets                                                  $403,191,569
Average Credit Quality                                                    BBB-
Effective Maturity                                                  20.0 years
Average Duration                                                     7.8 years

                          CURRENT INVESTMENT STYLE(1)

[STYLEBOX]

Morningstar's Style Box is based on a portfolio date as of 8/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

(1)Source: Morningstar, Inc.

(2)Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

Class Y shares are available to institutional shareholders, Evergreen shareholders prior to January 1995, and shareholders of record prior to October 12, 1990 and any Evergreen Investment Trusts which existed at that time.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of 8/31/2000 and subject to change.

                           PERFORMANCE AND RETURNS/2/


Portfolio Inception Date: 6/17/1992   Class A     Class B    Class C      Class Y
Class Inception Date                 6/17/1992   7/10/1995   3/6/1998    9/20/1995
Average Annual Returns*
1 year with sales charge              -3.23%      -3.98%      -1.10%        n/a
1 year w/o sales charge                1.57%       0.81%       0.81%       1.83%
5 years                                4.40%       4.31%       5.03%       5.69%
Since Portfolio Inception              5.88%       6.01%       6.27%       6.67%
Maximum Sales Charge                   4.75%       5.00%       2.00%        n/a
                                     Front End     CDSC        CDSC
30-day SEC yield                       5.50%       5.03%       5.01%       6.03%
Taxable Equivalent Yield**             9.11%       8.33%       8.29%       9.98%
12-month income
distributions per share              $ 0.59     $  0.51     $  0.51      $ 0.62

*  Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

   The Fund's yield may fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

                                LONG TERM GROWTH

                                    [GRAPH]

                  Evergreen FL High Income Muni A    Lehman Brothers Municipals  Consumer Price Index - US
        6/17/92                9,525                           10,000                        10,000
        8/31/93                11,038                          11,444                        10,328
        8/31/94                11,259                          11,460                        10,628
        8/31/95                12,269                          12,476                        10,906
        8/31/96                13,059                          13,129                        11,220
        8/31/97                14,466                          14,342                        11,469
        8/31/98                15,759                          15,583                        11,655
        8/31/99                15,735                          15,668                        11,919
        8/31/00                15,984                          16,723                        12,313

Comparison of a $10,000 investment in Evergreen Florida High Income Municipal Bond Fund, Class A shares(2), versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                              Portfolio Management
                              --------------------

                                    [PHOTO]
                               Richard K. Marrone
                              Tenure: January 1995

Evergreen Florida High Income Municipal Bond Fund Class A shares returned 1.57% for the twelve-month period ended August 31, 2000. The Fund's return does not reflect the effects of a sales charge. The Fund's performance lagged the average return of 4.86% produced by the 64 Florida municipal debt funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance.

The Lehman Brothers Municipal Bond Index returned 6.77% for the same period. We attribute the difference to the Fund's emphasis on maximizing yield and income, versus total return.

                             PORTFOLIO COMPOSITION
                   (as a percentage of 8/31/2000 net assets)

                                   [GRAPHIC]

Community Development -- 24.6%
Housing -- 19.3%
Industrial Development Revenue -- 16.3%
Continuing Care Retirement Community -- 11.9%
Water & Sewer -- 5.9%
Special Tax -- 4.0%
Public Facilities -- 3.8%
Education -- 3.0%
Hospital -- 3.0%
Utility -- 2.4%
Other -- 5.8%

After weathering Y2K concerns and rising interest rates in the first half of the period, municipal bond investors ended the fiscal year with extremely positive market conditions. The Federal Reserve Board's stricter monetary policy successfully slowed the economy from its potentially excessive pace in the second half of 1999 and early 2000. By mid-2000, the slower, but still steady growth had calmed investors' fears about future inflation. With the exception of rising oil prices, inflation remained low and at the same time, supply and demand factors were favorable. Supply was limited, particularly for high yield bonds and demand was steady. The economy's health resulted in stronger municipal balance sheets, prompting ratings upgrades for many tax-exempt credits. In fact, Moody's Investor Services, a major bond rating agency, reported 14 rating upgrades for every rating downgrade in 2000, year-to-date through August 31, 2000. Prices in the tax-exempt market moved higher; and in the final months of the Fund's fiscal year, municipal bonds outperformed their taxable counterparts.

                                PORTFOLIO QUALITY
                (as a percentage of 8/31/2000 portfolio assets)

                                   [GRAPHIC]

AAA -- 4.2%
A -- 3.1%
BBB -- 9.1%
BB -- 1.6%
B -- 0.2%
Not Rated-- 81.8%

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

The Fund's investment strategy focused on bonds with higher coupons and shorter maturities, which, in addition to building income, increased price stability. We emphasized bonds with 10-17 year maturities. In our opinion, bonds in this range provided the most attractive relative value. We also boosted yield through "tax loss selling", a strategy that takes the Fund's gains and losses into account, and depending upon the situation, enables the Fund to sell bonds with low book yields and replace them at higher yields and more attractive prices. As of August 31, 2000, the Fund's average rating was BBB-, its average duration was
7.8 years and its effective maturity was 20 years. Duration measures a fund's sensitivity to changes in interest rates. Lengthening duration increases sensitivity to interest rate changes; and conversely, shortening duration enhances price stability.

We believe the investment environment will stay relatively unchanged over the next few months. Higher interest rates appear to have slowed the economy, and inflation, with the exception of oil, continues to be low. We think the Federal Reserve Board will hold rates steady as it monitors the effects of its prior policy and watches oil prices to see if their higher level translates into higher inflation. Another important factor contributing to the market's positive tone has been the ongoing surplus in the federal budget. The surplus reduced the supply of longer-term bonds, this year, pushing yields significantly lower, and we look forward to that situation continuing.

We are optimistic about market conditions going forward. Declining interest rates can be a double-edged sword for the fixed-income investor. Although bond prices rise as rates move lower, yields fall. In that environment, mutual funds can benefit from the "lag effect" of holding older, higher-yielding bonds that buoy a fund's yield. With the Fund's ongoing emphasis on income and yield, we think the Fund should be well-positioned to help protect returns in the months ahead.

                                   EVERGREEN
                          Florida Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                    Portfolio
                                Characteristics

Total Net Assets                                        531,432,956
Average Credit Quality                                          AA+
Effective Maturity                                       12.4 years
Average Duration                                          5.9 years

                          CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 8/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

(1) Source: Morningstar, Inc.

(2) Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. The advisor is waiving a portion of its advisory fee for the Fund and reimbursing a portion of the 12b-1 expenses for Class A. Had the fee not been waived or expenses reimbursed, the returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

Class Y shares are available to institutional shareholders, Evergreen shareholders prior to January 1995, and shareholders of record prior to October 12, 1990 and any Evergreen Investment Trusts which existed at that time.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of 8/31/2000 and subject to change.

                           PERFORMANCE AND RETURNS/2/


Portfolio Inception Date: 5/11/1988     Class A       Class B       Class C        Class Y
Class Inception Date                   5/11/1988     6/30/1995      1/26/1998     6/30/1995
Average Annual Returns*
1 year with sales charge                -0.76%        -1.66%          1.31%         n/a
1 year w/o sales charge                  4.22%         3.28%          3.28%         4.32%
5 years                                  4.17%         3.91%           4.70%        5.28%
10 years                                 6.59%         6.61%           6.86%        7.16%
Maximum Sales Charge                     4.75%         5.00%           2.00%         n/a
                                      Front End        CDSC            CDSC
30-day SEC yield                         4.85%         4.21%           4.21%        5.21%
Taxable Equivalent Yield**               8.03%         6.97%           6.97%        8.63%
12-month income dividends
per share                               $0.47         $0.38           $0.38        $0.47
12-month capital gain
distributions per share                 $0.03         $0.03           $0.03        $0.03

 * Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

   The Fund's yield may fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

                                LONG TERM GROWTH

                                    [GRAPH]


                    FL Muni A      Lehman Brothers Municipals     Consumer Price Index - US
        8/31/90       9,525                  10,000                         10,000
        8/31/91      10,776                  11,179                         10,380
        8/31/92      12,046                  12,400                         10,707
        8/31/93      13,545                  13,944                         11,003
        8/31/94      13,551                  13,963                         11,322
        8/31/95      14,702                  15,201                         11,619
        8/31/96      15,457                  15,997                         11,953
        8/31/97      16,858                  17,476                         12,219
        8/31/98      18,368                  18,987                         12,416
        8/31/99      18,169                  19,091                         12,698
        8/31/00      18,936                  20,376                         13,118

Comparison of a $10,000 investment in Evergreen Florida Municipal Bond Fund, Class A shares(2), versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                          Florida Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                   Portfolio
                                   Management

                                    [PHOTO]

                               Richard K. Marrone
                              Tenure: January 1997

Evergreen Florida Municipal Bond Fund's Class A Shares returned 4.22% for the twelve-month period ended August 31, 2000. The Fund's return does not reflect the effects of a sales charge. The Fund's performance lagged the average return of 4.86% produced by the 64 Florida municipal debt funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. The Lehman Brothers Municipal Bond Index returned 6.77% for the same period. We attribute the difference in returns to the Fund's emphasis on maximizing yield and income, rather than total return.

                             PORTFOLIO COMPOSITION
                    (as a percentage of 8/31/2000 net assets)

                                   [GRAPHIC]

Hospital-- 19.5%
Housing-- 14.2%
Escrow-- 10.7%
Industrial Development
Revenue-- 8.3%
Transportation-- 6.2%
Education-- 5.5%
Continuing Care Retirement
Center -- 5.4%
Water & Sewer -- 5.3%
Public Facility -- 4.4%
Other -- 20.5%

Concerns about Y2K and rising interest rates early in the period gave way to extremely positive market conditions, as the Fund's fiscal year came to a close. The Federal Reserve Board's tighter monetary policy in the second half of 1999 and early part of 2000 harnessed what many investors believed was potentially excessive economic growth. By mid-2000, slower, but solid economic growth had emerged, calming investors' fears about future inflation. With the exception of rising oil prices, inflation remained low and at the same time, supply and demand factors were favorable. Limited supply and steady demand for municipal bonds supported prices and in the final months of the Fund's fiscal year, municipal bonds outperformed their taxable counterparts.

Our investment strategy focused on bonds with higher coupons and shorter maturities, which in addition to building income, enhanced price stability. Specifically, we emphasized bonds with 10-17 year maturities, because in our opinion, they provided the most attractive relative value. We also boosted yield through "tax loss selling"--a strategy that takes the Fund's gains and losses into account. In certain situations, bonds with low book yields can be sold and replaced at higher yields and lower prices. As of August 31, 2000, the Fund's average rating was AA+, its effective maturity was 12.4 years and its average duration stood at 5.9 years. Duration measures a fund's sensitivity to changes in interest rates. Lengthening duration increases sensitivity to interest rate changes and conversely, shortening duration improves price stability.

                                   EVERGREEN
                          Florida Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                               PORTFOLIO QUALITY
                (as a percentage of 8/31/2000 portfolio assets)

                                   [GRAPHIC]

AAA -- 44.6%
AA -- 10.3%
A -- 7.8%
BBB -- 11.8%
Not Rated-- 25.5%

We expect the investment environment to stay relatively unchanged over the next few months. With the economy growing at a slower, but still solid pace and inflation low, we think the Federal Reserve Board will hold interest rates steady. We think the Board will keep a watchful eye on inflation, though, in light of the high and rising level of oil prices. Supply and demand factors should remain favorable for investors, particularly with the ongoing surplus in the federal budget. The surplus enabled the government to reduce the supply of longer-term bonds this year, driving yields significantly lower. We look forward to that situation continuing.

Purchased when rates were higher, higher-yielding bonds can buoy a fund's yield. With the Fund's ongoing emphasis on income and yield, and anticipated positive market conditions, we are optimistic the Fund may generate solid returns in the months ahead.

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                    Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                      $ 83,538,796
------------------------------------------------------------------
Average Credit Quality                                          AA
------------------------------------------------------------------
Effective Maturity                                      12.8 years
------------------------------------------------------------------
Average Duration                                         7.1 years
------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLEBOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 8/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class Y include the effect of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher. Class B pays a 12b-1 fee of 1.00%. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

Class Y shares are available to institutional shareholders, Evergreen shareholders prior to January 1995, and shareholders of record prior to October 12, 1990 and any Evergreen Investment Trusts which existed at that time.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of 8/31/2000 and subject to change.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 7/2/1993      Class A         Class B         Class Y
Class Inception Date                   7/2/1993        7/2/1993        2/28/1994
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                 -0.09%          -0.85%           n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                   4.92%           4.14%          5.18%
--------------------------------------------------------------------------------
5 years                                   4.73%           4.63%          6.01%
--------------------------------------------------------------------------------
Since Portfolio Inception                 4.04%           4.02%          4.99%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%           5.00%           n/a
                                        Front End         CDSC
--------------------------------------------------------------------------------
30-day SEC yield                          4.58%           4.07%          5.07%
--------------------------------------------------------------------------------
Taxable Equivalent Yield**             $  7.58%        $  6.74%       $  8.39%
--------------------------------------------------------------------------------
12-month distributions per share       $  0.49         $  0.42        $  0.51
--------------------------------------------------------------------------------

 * Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

The Fund's yield may fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                 Evergreen GA Muni Bond A   Lehman Brothers Municipals    Consumer Price Index - US
         7/2/93            9,525                      10,000                       10,000
        8/31/94            9,337                      10,236                       10,319
        8/31/95           10,046                      11,143                       10,589
        8/31/96           10,670                      11,727                       10,893
        8/31/97           11,602                      12,811                       11,136
        8/31/98           12,726                      13,919                       11,316
        8/31/99           12,660                      13,995                       11,572
        8/31/00           13,287                      14,937                       11,955

Comparison of a $10,000 investment in Evergreen Georgia Municipal Bond Fund, Class A shares/2/, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                   Portfolio
                                   Management
                              ---------------------

                              Charles Jeanne, CFA
                              Tenure: November 1997

Evergreen Georgia Municipal Bond Fund's Class A Shares returned 4.92% for the twelve-month period ended August 31, 2000. The Fund's return does not reflect the effect of a sales charge. The Fund's performance lagged the 6.77% return of its benchmark, the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (as a percentage of 8/31/2000 net assets)

            [GRAPH]

General Obligation --
Local -- 19.0%
Water & Sewer -- 15.8%
Hospital -- 15.3%
Public Facility -- 9.4%
Industrial Development Revenue -- 9.3%
Continuing Care Retirement Center -- 6.0%
Housing -- 4.6%
Electric Revenue -- 4.2%
Airports -- 4.0%
Other -- 12.4%

Municipal bond investors benefited from an improving economic and interest rate environment over the past twelve months, but were continually challenged by limited supply. The first half of the fiscal period was characterized by tighter Federal Reserve Board policy, implemented to halt potentially excessive economic growth, and Y2K concerns. By mid-2000, however, higher interest rates had successfully slowed the economy, cooling growth to a slower, yet still solid pace. With the exception of oil prices, inflation remained low. The economy's sound health came with a double-edged sword for investors, however. The higher tax revenues that accompanied stronger growth enabled many municipalities to finance projects without issuing bonds. Supply became increasingly limited, although demand for municipal bonds stayed steady. While the combination lent support to bond prices, the lower supply challenged investors to find an ample selection of bonds with the characteristics they sought. Higher yielding bonds performed particularly well, as investors stretched for yield in a declining interest rate environment. As their prices rose, the "yield premiums" provided by lower-rated bonds over their higher-rated counterparts declined, and lower-rated bonds outperformed bonds with higher ratings.

The Fund's investment strategies focused on maximizing yield, income and price stability. We emphasized bond structure throughout the fiscal year, investing in "cushion bonds", which have higher coupons and are less sensitive to interest rate changes. These bonds enhanced price stability when interest rates rose. While we continued to select bonds with higher coupons, later in the period we targeted bonds with 12-18 year maturities and 8-10 year call dates. In the high-grade market, we primarily invested in essential service and general obligation bonds, which increased the Fund's potential for price appreciation when interest rates fell. We also added to the Fund's holdings in both industrial development revenue bonds and housing bonds--two sectors that have historically tended to provide higher yields. Finally, we boosted the Fund's yield by selectively engaging in "tax loss selling". This strategy enables the Fund to sell bonds with lower book yields and replace them at higher yields and more attractive prices, depending

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

upon the security's gain and loss situation. As of August 31, 2000, the Fund's average rating was "AA", its effective maturity was 12.8 years and its average duration stood at 7.1 years. Duration measures a fund's sensitivity to changes in interest rates. Lengthening duration increases interest rate sensitivity and conversely, shortening duration reinforces price stability.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                 (as a percentage of 8/31/2000 porfolio assets)

  [GRAPH]

AAA -- 53.9%
AA -- 13.7%
A -- 6.4%
BBB -- 10.7%
Not Rated-- 15.3%

We expect the investment environment to stay relatively unchanged over the next few months. We believe interest rates should move within a fairly narrow range, perhaps moving modestly lower, as the Federal Reserve Board monitors the results of their prior rate hikes and keeps a close eye on how higher oil prices have affected inflation. In this environment, we intend to continue our focus on maximizing yield, income and price stability. We are optimistic that supply will increase due to seasonal factors, expanding the availability of bonds with the characteristics we seek. The combination of these factors should bode well for returns in the months ahead.

                                   EVERGREEN
                          Maryland Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

           Portfolio
         Characteristics
         ---------------

Total Net Assets      $ 43,528,963
----------------------------------
Average Credit Quality         AA-
----------------------------------
Effective Maturity      12.6 years
----------------------------------
Average Duration         6.2 years
----------------------------------

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLEBOX]

Morningstar's Style Box is based on a portfolio date as of 8/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and C prior to their inception is based on the performance of Class Y, one of the original classes offered along with Class A. These historical returns for Classes B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

Class Y shares are available to institutional shareholders, Evergreen shareholders prior to January 1995, and shareholders of record prior to October 12, 1990 and any Evergreen Investment Trusts which existed at that time.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of 8/31/2000 and subject to change.

--------------------------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------------------------
Portfolio Inception Date: 10/30/1990    Class A         Class B         Class C          Class Y
Class Inception Date                   10/30/1990      3/27/1998       12/23/1998      10/30/1990
--------------------------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------------------------
1 year with sales charge                  -0.25%         -1.03%            1.96%          n/a
--------------------------------------------------------------------------------------------------
1 year w/o sales charge                    4.74%          3.96%            3.96%         5.00%
--------------------------------------------------------------------------------------------------
5 years                                    2.90%          3.24%            3.76%         4.16%
--------------------------------------------------------------------------------------------------
Since Portfolio Inception                  4.72%          5.14%            5.26%         5.44%
--------------------------------------------------------------------------------------------------
Maximum Sales Charge                       4.75%          5.00%            2.00%          n/a
                                         Front End        CDSC             CDSC
--------------------------------------------------------------------------------------------------
30-day SEC Yield                           4.39%          3.88%            3.88%         4.87%
--------------------------------------------------------------------------------------------------
Taxable Equivalent Yield**               $ 7.27%        $ 6.42%          $ 6.42%       $ 8.06%
--------------------------------------------------------------------------------------------------
12-month distributions per share         $ 0.49         $ 0.41           $ 0.41       $  0.52
--------------------------------------------------------------------------------------------------

 * Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

   The Fund's yield may fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                   Evergreen MD Muni Bd A       Lehman Brothers Municipals     Consumer Price Index - US
       10/30/90             9,525                         10,000                         10,000
        8/31/91            10,032                         10,974                         10,232
        8/31/92            10,914                         12,171                         10,554
        8/31/93            12,224                         13,687                         10,846
        8/31/94            12,129                         13,707                         11,161
        8/31/95            13,005                         14,922                         11,453
        8/31/96            13,238                         15,703                         11,783
        8/31/97            14,098                         17,155                         12,045
        8/31/98            15,081                         18,638                         12,240
        8/31/99            15,034                         18,740                         12,517
        8/31/00            15,746                         20,001                         12,931

Comparison of a $10,000 investment in Evergreen Maryland Municipal Bond Fund, Class A shares/2/, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                          Maryland Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                   Portfolio
                                   Management
                              -------------------

                              Charles Jeanne, CFA
                               Tenure: March 1998

Evergreen Maryland Municipal Bond Fund's Class A Shares returned 4.74% for the twelve-month period ended August 31, 2000. The Fund's return does not reflect the effect of a sales charge. The Fund's performance lagged the 6.77% return of its benchmark, the Lehman Brothers Municipal Bond Index. We attribute the difference to the Fund's emphasis on yield, income and price stability, versus total return.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                    (as a percentage of 8/31/2000 net assets)

              [GRAPH]

Water & Sewer -- 15.9%
Housing -- 15.2%
General Obligations - Local -- 10.7%
Industrial Development Revenue -- 10.7%
Continuing Care Retirement Community -- 7.5%
Transportation -- 7.1%
Hospital -- 5.8%
Education -- 5.1%
Lease -- 5.0%
Other -- 17.0%

Municipal bond investors experienced two different market environments, during the fiscal year. As the period opened, investors faced Y2K concerns, tight supply, heavy cash outflows and restricted market liquidity. Interest rates were rising as the Federal Reserve Board tried to slow potentially excessive economic growth and halt future inflation. Market conditions improved dramatically in the second half of the fiscal year, however, giving a boost to tax-exempt bond prices. Higher rates cooled economic growth to a slower, but still solid pace and inflation, with the exception of oil prices, remained low. Supply and demand factors also were favorable. While demand remained steady, bond supply was limited as the economy's sound growth translated into higher tax revenues and healthier municipal balance sheets. Several widely anticipated bond deals for the State of Maryland were not brought to market because the state was flush with cash. The economy's strength also contributed to wealthier coffers and less supply on the federal level, sending longer-term interest rates sharply lower. Prices rose as the U.S. government's budget surplus enabled the Treasury to buy back a sizeable amount of longer-term securities and reduce the size of future auctions.

The Fund's investment strategies focused on building yield, income and liquidity; and enhancing price stability. We emphasized bond structure throughout the fiscal year, particularly selecting securities with higher coupons. In the first half of the period, we sought bonds with shorter call dates to reinforce price stability in the rising interest rate environment. In the second half of the year, we sold bonds with lower coupons and shorter call dates, replacing them with securities carrying higher coupons and when available, non-callable bonds. We also selected bonds with call dates in the 2008-2010 range. This strategy significantly increased the Fund's liquidity. As of August 31, 2000, the Fund's average rating was "AA-", its effective maturity was 12.6 years and its average duration stood at 6.2 years. Duration measures a fund's sensitivity to interest rate changes. Lengthening duration increases a fund's sensitivity to changes in interest rates and conversely, shortening duration enhances price stability.

                                   EVERGREEN
                          Maryland Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 8/31/2000 portfolio assets)

    [GRAPH]

AAA -- 23.0%
AA -- 19.1%
A -- 15.6%
BBB -- 4.7%
Not Rated-- 37.6%

Looking ahead, we expect a continuation of many of the trends that have been positive for municipal bonds over the past few months. We believe the economy should remain sound and supply should be limited. Although we are keeping a close eye on oil prices, we believe they could play less of a role in pushing inflation higher than they have in the past. In our opinion, the higher level of oil prices could trigger a resurgence in alternative energy sources, such as solar energy or natural gas, as well as greater U.S. oil exploration efforts. In this environment, we intend to continue our focus on building yield, income and liquidity, while reinforcing price stability.

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                 $ 275,908,442
--------------------------------------------------------------
Average Credit Quality                                     AA-
--------------------------------------------------------------
Effective Maturity                                  12.1 years
--------------------------------------------------------------
Average Duration                                     6.3 years
--------------------------------------------------------------

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLEBOX]

Morningstar's Style Box is based on a portfolio date as of 8/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class Y include the effect of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher. Class B pays a 12b-1 fee of 1.00%. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

Class Y shares are available to institutional shareholders, Evergreen shareholders prior to January 1995, and shareholders of record prior to October 12, 1990 and any Evergreen Investment Trusts which existed at that time.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of 8/31/2000 and subject to change.

---------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
---------------------------------------------------------------------------------
Portfolio Inception Date: 1/11/1993        Class A         Class B        Class Y
Class Inception Date                     1/11/1993       1/11/1993      2/28/1994
---------------------------------------------------------------------------------
Average Annual Returns*
---------------------------------------------------------------------------------
1 year with sales charge                    -1.08%          -1.81%          n/a
---------------------------------------------------------------------------------
1 year w/o sales charge                      3.87%           3.10%         4.14%
---------------------------------------------------------------------------------
5 years                                      4.29%           4.19%         5.58%
---------------------------------------------------------------------------------
Since Portfolio Inception                    4.52%           4.47%         5.42%
---------------------------------------------------------------------------------
Maximum Sales Charge                         4.75%           5.00%          n/a
                                           Front End         CDSC
---------------------------------------------------------------------------------
30-day SEC yield                             4.74%           4.23%         5.22%
---------------------------------------------------------------------------------
Taxable Equivalent Yield**                   7.85%           7.00%         8.64%
---------------------------------------------------------------------------------
12-month income distributions per share     $0.50           $0.43         $0.53
---------------------------------------------------------------------------------
12-month capital gains distributions
  per share                                 $0.06           $0.06         $0.06
---------------------------------------------------------------------------------

 * Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

   The Fund's yield may fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Evergreen NC Muni Bond A     Lehman Brothers Municipals   Consumer Price Index - US
        1/11/93             9,525                        10,000                       10,000
        8/31/93            10,297                        10,948                       10,204
        8/31/94             9,924                        10,963                       10,500
        8/31/95            10,818                        11,935                       10,775
        8/31/96            11,383                        12,560                       11,085
        8/31/97            12,420                        13,721                       11,332
        8/31/98            13,619                        14,908                       11,515
        8/31/99            13,494                        14,990                       11,776
        8/31/00            14,016                        15,998                       12,166

Comparison of a $10,000 investment in Evergreen North Carolina Municipal Bond Fund, Class A shares/2/, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                    Portfolio
                                   Management
                               ------------------

                                    [GRAPH]

                               Richard K. Marrone
                              Tenure: January 1993

Evergreen North Carolina Municipal Bond Fund's Class A Shares returned 3.87% for the twelve-month period ended August 31, 2000. The Fund's return does not reflect the effect of a sales charge. The Fund's performance lagged the average return of 5.21% produced by the 40 North Carolina municipal debt funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. The Lehman Brothers Municipal Bond Index returned 6.77% for the same period. We attribute the difference to the Fund's emphasis on yield and income, versus total return.

After weathering Y2K concerns and rising interest rates in the first half of the Fund's fiscal year, municipal bond investors closed the period with extremely positive market conditions. The Federal Reserve Board pushed interest rates higher in the second half of 1999 and the early part of 2000, curbing the economy's potentially excessive strength and calming investors' concerns about future inflation. By mid-2000, the economy was growing at a slower, but solid pace; inflation, with the exception of oil prices, remained low, and supply and demand factors were favorable. Supply was limited, particularly for North Carolina municipal bonds, and demand remained steady. The combination of limited supply and steady demand supported prices and in the final months of the Fund's fiscal year, municipal bonds outperformed their taxable counterparts.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (as a percentage of 8/31/2000 net assets)

                   [GRAPH]

Housing -- 16.4%
Electric Revenue -- 15.6%
Hospital -- 14.1%
General Obligation Local -- 13.2%
Continuing Care Retirement Community -- 5.8%
Lease -- 5.7%
Industrial Development Revenue -- 4.8%
Water & Sewer -- 3.8%
Education -- 2.8%
Other -- 17.8%

The Fund's investment strategy focused on maximizing yield, income and price stability. We selected bonds with higher coupons and intermediate term maturities; specifically, bonds in the 10-17 year range. In our opinion, these bonds provided the most attractive relative value. We also boosted yield through "tax-loss selling"--a strategy that, depending upon a portfolio's gains and losses, enables bonds with lower book yields to be sold and replaced at higher yields and better prices. As of August 31, 2000, the Fund's average rating was "AA-", its effective maturity was 12.1 years and its average duration stood at
6.3 years. Duration measures a fund's sensitivity to changes in interest rates. Lengthening duration increases sensitivity to interest rate changes and conversely, shortening duration enhances price stability.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 8/31/2000 portfolio assets)

    [GRAPH]

AAA -- 38.8%
AA -- 19.7%
A -- 16.9%
BBB -- 8.3%
Not Rated-- 16.3%

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

We expect the investment environment to remain relatively unchanged in the months ahead. We believe the Federal Reserve Board may hold interest rates steady, as long as the economy continues to grow at a slower, but still solid pace and inflation remains low. Undoubtedly, though, the Board will monitor oil prices closely, to see if the currently higher levels begin to lift inflation. We also believe supply and demand factors will be positive for the market, particularly with the ongoing surplus in the federal budget. The surplus enabled the government to reduce the supply of longer-term bonds this year, driving long-term yields significantly lower. We look forward to that situation continuing.

In a declining rate environment, older bonds may have been purchased when rates were higher, buoying a fund's yield. We are optimistic that the "lag effect"--especially considering the Fund's long-term emphasis on income and yield can serve our shareholders well in the months ahead.

                                   EVERGREEN
                       South Carolina Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                  Portfolio
               Characteristics
               ---------------

Total Net Assets                 $ 60,794,468
---------------------------------------------
Average Credit Quality                     AA
---------------------------------------------
Effective Maturity                 13.1 years
---------------------------------------------
Average Duration                    7.2 years
---------------------------------------------

                          CURRENT INVESTMENT STYLE/1/

[STYLEBOX]

Morningstar's Style Box is based on a portfolio date as of 8/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class Y include the effect of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher. Class B pays a 12b-1 fee of 1.00%. Returns reflect expense limits previously in effect, without which returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

Class Y shares are available to institutional shareholders, Evergreen shareholders prior to January 1995, and shareholders of record prior to October 12, 1990 and any Evergreen Investment Trusts which existed at that time.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of 8/31/2000 and subject to change.

---------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 1/3/1994       Class A         Class B          Class Y
Class Inception Date                    1/3/1994        1/3/1994        2/28/1994
---------------------------------------------------------------------------------
Average Annual Returns*
---------------------------------------------------------------------------------
1 year with sales charge                  0.17%         -0.60%            n/a
---------------------------------------------------------------------------------
1 year w/o sales charge                   5.16%          4.38%           5.42%
---------------------------------------------------------------------------------
5 years                                   4.66%          4.57%           5.96%
---------------------------------------------------------------------------------
Since Portfolio Inception                 4.18%          4.20%           5.21%
---------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%          5.00%            n/a
                                        Front End        CDSC
---------------------------------------------------------------------------------
30-day SEC yield                          4.36%          3.84%           4.84%
---------------------------------------------------------------------------------
Taxable Equivalent Yield**                7.22%          6.36%           8.01%
---------------------------------------------------------------------------------
12-month dividends
distributions per share                $   0.46      $   0.39        $   0.49
---------------------------------------------------------------------------------
12-month capital gains
distributions per share                $   0.07      $   0.07        $   0.07
---------------------------------------------------------------------------------

 * Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

   The Fund's yield may fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]


                Evergreen SC Muni Bond A    Lehman Brothers Municipals  Consumer Price Index - US
         1/3/94            9,525                      10,000                     10,000
        8/31/94            8,983                       9,764                     10,219
        8/31/95            9,960                      10,630                     10,487
        8/31/96           10,582                      11,186                     10,789
        8/31/97           11,570                      12,220                     11,029
        8/31/98           12,565                      13,277                     11,207
        8/31/99           12,496                      13,350                     11,461
        8/31/00           13,140                      14,248                     11,841

Comparison of a $10,000 investment in Evergreen South Carolina Municipal Bond Fund, Class A shares/2/, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                       South Carolina Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                    Portfolio
                                   Management
                              --------------------

                              Charles Jeanne, CFA
                              Tenure: January 1997

Evergreen South Carolina Municipal Bond Fund's Class A Shares returned 5.16% for the twelve-month period ended August 31, 2000. The Fund's return does not reflect the effects of a sales charge. The Lehman Brothers Municipal Bond Index returned 6.77% for the same period.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (as a percentage of 8/31/2000 net assets)

               [GRAPH]

General Obligation -
Local -- 20.1%
Hospital -- 14.5%
Water & Sewer -- 13.8%
Housing -- 12.6%
Electric Revenue -- 7.8%
Resource Recovery -- 7.5%
General Obligation - State -- 5.4%
Education -- 5.3%
Industrial Development Revenue -- 4.4%
Other -- 8.6%

Municipal bond investors benefited from an improving economic and interest rate environment as the fiscal year progressed, but continued to be challenged by limited supply. The Federal Reserve Board raised interest rates in the second half of 1999 and early 2000, reigning in the potentially excessive economic growth that could lead to future inflation. Their successful implementation of monetary policy created a favorable environment for investors. As we approached mid-2000, the economy had cooled to a slower, but steady rate of growth and with the exception of oil prices, inflation remained low. The economy's sound growth presented a double-edged sword by reducing supply, however. While municipal balance sheets grew stronger from increased tax revenues, the supply of tax-exempt bonds began to dwindle as municipalities financed projects without issuing debt. Demand remained steady, pushing prices higher, but investors were challenged to find an ample supply of bonds with the characteristics they sought. Higher yielding bonds performed particularly well, as investors stretched for yield in a declining interest rate environment. As their prices rose, the "yield premiums" provided by lower-rated bonds over their higher-rated counterparts declined, causing lower-rated bonds to outperform bonds with higher ratings.

The Fund's investment strategies focused on maximizing yield, income and price stability. We emphasized bond structure throughout the entire fiscal year, investing in "cushion bonds" in the first part of the period. "Cushion bonds" have higher coupons and are less subject to interest rate fluctuations, which reinforced price stability when interest rates rose. We continued to emphasize bonds with higher coupons, although later in the period we targeted bonds with 12-18 year maturities and 8-10 year call dates. In the high-grade market, we primarily invested in essential service revenue bonds, as well as general obligation bonds. These bonds improved the Fund's potential for price appreciation when interest rates fell. We also added to the Fund's holdings in both industrial development revenue bonds and housing bonds--two sectors that tend to provide higher yields. Finally, we boosted the Fund's yield by selectively engaging in "tax loss selling", a strategy, that depending upon the individual security's gain or loss, enables the Fund to sell bonds with lower book yields and replace them at higher yields and more attractive prices.

                                   EVERGREEN
                       South Carolina Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

As of August 31, 2000, the Fund's average rating was "AA", its effective maturity was 13.1 years and its average duration stood at 7.2 years. Duration measures a fund's sensitivity to changes in interest rates.

Lengthening duration increases interest rate sensitivity and conversely, shortening duration reinforces price stability.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 8/31/2000 portfolio assets)

    [GRAPH]

AAA -- 52.6%
AA -- 27.2%
A -- 4.5%
BBB -- 5.8%
Not Rated-- 9.9%

We expect the investment environment to stay relatively unchanged over the next few months, as the Federal Reserve Board monitors the results of its prior rate hikes and keeps a close eye on how higher oil prices have affected inflation. With a neutral monetary policy and slower, but steady economic growth, we think interest rates could move within a narrow range and perhaps trend lower. In this environment, we intend to continue our focus on maximizing yield, income and price stability. We are optimistic that supply will increase due to seasonal factors, expanding the availability of bonds with the characteristics we seek. In our opinion, the combination of these factors bode well for tax-exempt returns in the months ahead.

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

             Portfolio
          Characteristics
          ---------------

Total Net Assets        169,100,956
-----------------------------------
Average Credit Quality           AA
-----------------------------------
Effective Maturity       14.0 years
-----------------------------------
Average Duration          6.9 years
-----------------------------------

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLEBOX]

Morningstar's Style Box is based on a portfolio date as of 8/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class Y include the effect of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher. Class B pays a 12b-1 fee of 1.00%. Returns reflect expense limits previously in effect, without which returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

Class Y shares are available to institutional shareholders, Evergreen shareholders prior to January 1995, and shareholders of record prior to October 12, 1990 and any Evergreen Investment Trusts which existed at that time.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of 8/31/2000 and subject to change.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 7/2/1993       Class A         Class B         Class Y
Class Inception Date                    7/2/1993        7/2/1993       2/28/1994
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                 0.37%           -0.37%             n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  5.42%            4.63%            5.68%
--------------------------------------------------------------------------------
5 years                                  4.72%            4.62%            6.00%
--------------------------------------------------------------------------------
Since Portfolio Inception                4.30%            4.27%            5.25%
--------------------------------------------------------------------------------
Maximum Sales Charge                     4.75%            5.00%             n/a
                                        Front End         CDSC
--------------------------------------------------------------------------------
30-day SEC yield                         4.41%            3.88%            4.88%
--------------------------------------------------------------------------------
Taxable Equivalent Yield**               7.30%            6.42%            8.08%
--------------------------------------------------------------------------------
12-month income
distributions per share                  0.48             0.40             0.50
--------------------------------------------------------------------------------
12-month capital gains
distributions per share                  0.02             0.02             0.02
--------------------------------------------------------------------------------

 * Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

   The Fund's yield may fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                                    [GRAPH]

                Evergreen VA Muni Bond A   Lehman Brothers Municipals    Consumer Price Index - US
         7/2/93           9,525                       10,000                        10,000
        8/31/94           9,355                       10,236                        10,319
        8/31/95           10,228                      11,143                        10,589
        8/31/96           10,751                      11,727                        10,893
        8/31/97           11,723                      12,811                        11,136
        8/31/98           12,791                      13,919                        11,316
        8/31/99           12,822                      13,995                        11,572
        8/31/00           13,516                      14,937                        11,955

Comparison of a $10,000 investment in Evergreen Virginia Municipal Bond Fund, Class A shares/2/, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. TheCPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

                                    Portfolio
                                   Management
                              -------------------

                                    [PHOTO]

                              Charles Jeanne, CFA
                                Tenure: July 1993

Evergreen Virginia Municipal Bond Fund's Class A Shares returned 5.42% for the twelve-month period ended August 31, 2000. The Fund's return does not reflect the effects of a sales charge. The Fund's performance lagged the 6.77% return of its benchmark, the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                    (as a percentage of 8/31/2000 net assets)

                [GRAPH]

General Obligation -- 23.8%
Housing -- 18.0%
Water & Sewer -- 12.1%
Hospital -- 7.6%
Transportation -- 6.9%
Lease -- 5.0%
Public Facilities -- 4.9%
Special Tax -- 4.4%
Education -- 3.6%
Other -- 13.7%

Municipal bond prices rose on improving market conditions as the Fund's fiscal year progressed, although investors were challenged by limited supply throughout the period. As the fiscal year opened, investors faced rising interest rates and concerns about Y2K. The Federal Reserve Board raised interest rates from mid-1999 through the early part of 2000 to dampen potentially excessive economic strength and halt the rise of future inflation. By mid-2000, their policy appeared to be successful. Higher interest rates had cooled the economy to a slower, but solid rate of growth; and with the exception of oil prices, inflation stayed low. The economy's sound growth created a double-edged sword for investors, however, by reducing supply. Municipal balance sheets grew stronger from increased tax revenues, enabling municipalities to finance projects without issuing debt and causing the supply of tax-exempt bonds to dwindle. Demand remained steady, which pushed prices higher; however, investors often had difficulty finding an ample number of bonds with the characteristics they sought. Bonds with higher yields performed particularly well, as investors stretched for yield in a declining interest rate environment. As prices rose, the "yield premiums" provided by lower-rated bonds over their higher-rated counterparts declined, causing lower-rated bonds to outperform bonds with higher ratings.

The Fund's investment strategies focused on maximizing yield and income, and reinforcing price stability. We emphasized bond structure throughout the entire fiscal year. Early in the period, we concentrated on "cushion bonds", which have high coupons and limited price movement. These holdings enhanced price stability when interest rates rose and bond prices fell. While we continued to emphasize bonds with higher coupons, later in the period we targeted bonds with 12-18 year maturities and 8-10 year call dates. These bonds improved the Fund's potential for price appreciation when interest rates fell. In the high-grade market, we primarily invested in essential service revenue bonds, as well as general obligation bonds. We also added to the Fund's holdings in both industrial development revenue bonds and housing bonds--two sectors that have historically tended to provide higher yields. Finally, we boosted the Fund's yield by selectively participating in "tax loss selling". "Tax loss selling" is a strategy that takes a security's gains and losses into account, and depending upon

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                     Fund at a Glance as of August 31, 2000

the situation, enables the Fund to sell bonds with lower book yields and replace them at higher yields and more attractive prices. As of August 31, 2000, the Fund's average rating was "AA", its effective maturity was 14.0 years and its average duration was 6.9 years. Duration measures a fund's sensitivity to changes in interest rates. Lengthening duration increases interest rate sensitivity and conversely, shortening duration reinforces price stability.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 8/31/2000 portfolio assets)

    [GRAPH]

AAA -- 34.3%
AA -- 40.5%
A -- 5.1%
BBB -- 4.6%
Not Rated-- 15.5%

We expect the investment environment to stay relatively unchanged over the next few months, with interest rates moving within a narrow range or perhaps, trending lower. We believe the Federal Reserve Board will adopt a "wait and see" attitude, monitoring the effects of its prior interest rate hikes on the economy, as well as how higher oil prices may have impacted inflation. With interest rates and bond prices relatively stable, we intend to continue maximizing interest and yield.

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                         Year Ended August 31,
                              ------------------------------------------------
                                2000     1999++      1998      1997     1996
 CLASS A SHARES
 Net asset value, beginning
  of period                   $  10.68  $  11.26   $  10.89  $  10.42  $ 10.40
                              --------  --------   --------  --------  -------
 Income from investment
  operations
 Net investment income            0.59      0.57       0.58      0.62     0.63
 Net realized and unrealized
  gains or losses on
  securities                     (0.44)    (0.58)      0.37      0.47     0.02
                              --------  --------   --------  --------  -------
 Total from investment
  operations                      0.15     (0.01)      0.95      1.09     0.65
                              --------  --------   --------  --------  -------
 Less distributions to
  shareholders from

 Net investment income           (0.59)    (0.57)     (0.58)    (0.62)   (0.63)
 Net realized gains                  0         0          0         0        0
                              --------  --------   --------  --------  -------
 Total distributions to
  shareholders                   (0.59)    (0.57)     (0.58)    (0.62)   (0.63)
                              --------  --------   --------  --------  -------
 Net asset value, end of
  period                      $  10.24  $  10.68   $  11.26  $  10.89  $ 10.42
                              --------  --------   --------  --------  -------
 Total return*                    1.57%    (0.16%)     8.94%    10.77%    6.42%
 Ratios and supplemental
  data
 Net assets, end of period
  (thousands)                 $212,410  $269,616   $279,079  $119,942  $76,267
 Ratios to average net
  assets
 Expenses++                       0.87%     0.86%      0.89%     0.88%    0.85%
 Net investment income            5.73%     5.10%      5.15%     5.86%    6.02%
 Portfolio turnover rate            39%       29%        70%       32%      42%

                                         Year Ended August 31,
                               -----------------------------------------------
                                 2000     1999++      1998     1997     1996
 CLASS B SHARES
 Net asset value, beginning
  of period                    $  10.68  $  11.26   $  10.89  $ 10.42  $ 10.40
                               --------  --------   --------  -------  -------
 Income from investment
  operations
 Net investment income             0.51      0.48       0.50     0.54     0.55
 Net realized and unrealized
  gains or losses
  on securities                   (0.44)    (0.58)      0.37     0.47     0.02
                               --------  --------   --------  -------  -------
 Total from investment
  operations                       0.07     (0.10)      0.87     1.01     0.57
                               --------  --------   --------  -------  -------
 Less distributions to
  shareholders from

 Net investment income            (0.51)    (0.48)     (0.50)   (0.54)   (0.55)
 Net realized gains                   0         0          0        0        0
                               --------  --------   --------  -------  -------
 Total distributions to
  shareholders                    (0.51)    (0.48)     (0.50)   (0.54)   (0.55)
                               --------  --------   --------  -------  -------
 Net asset value, end of
  period                       $  10.24  $  10.68   $  11.26  $ 10.89  $ 10.42
                               --------  --------   --------  -------  -------
 Total return*                     0.81%    (0.91%)     8.13%    9.95%    5.63%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                  $115,352  $130,259   $103,309  $63,475  $19,219
 Ratios to average net assets
 Expenses++                        1.62%     1.61%      1.64%    1.63%    1.59%
 Net investment income             4.99%     4.34%      4.46%    5.09%    5.27%
 Portfolio turnover rate             39%       29%        70%      32%      42%

*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
++  Net realized gains distributions are less than $0.005 per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended August 31,
                                                 -------------------------
                                                  2000   1999++   1998 (a)
 CLASS C SHARES
 Net asset value, beginning of period            $10.68  $11.26    $11.11
                                                 ------  ------    ------
 Income from investment operations
 Net investment income                             0.51    0.48      0.24
 Net realized and unrealized gains or losses on
  securities                                      (0.44)  (0.58)     0.15
                                                 ------  ------    ------
 Total from investment operations                  0.07   (0.10)     0.39
                                                 ------  ------    ------

 Less distributions to shareholders from
 Net investment income                            (0.51)  (0.48)    (0.24)
 Net realized gains                                   0       0         0
                                                 ------  ------    ------
 Total distributions to shareholders              (0.51)  (0.48)    (0.24)
                                                 ------  ------    ------

 Net asset value, end of period                  $10.24  $10.68    $11.26
                                                 ------  ------    ------
 Total return*                                     0.81%  (0.91%)    3.50%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $9,310  $6,749    $1,098
 Ratios to average net assets
 Expenses++                                        1.62%   1.61%     1.65%+
 Net investment income                             4.98%   4.31%     4.21%+
 Portfolio turnover rate                             39%     29%       70%

                                            Year Ended August 31,
                                   -------------------------------------------
                                    2000    1999++    1998     1997   1996 (b)
 CLASS Y SHARES
 Net asset value, beginning of
  period                           $ 10.68  $ 11.26  $ 10.89  $10.42   $10.48
                                   -------  -------  -------  ------   ------
 Income from investment
  operations
 Net investment income                0.62     0.60     0.61    0.65     0.63
 Net realized and unrealized
  gains or losses on securities      (0.44)   (0.58)    0.37    0.47    (0.06)
                                   -------  -------  -------  ------   ------
 Total from investment operations     0.18     0.02     0.98    1.12     0.57
                                   -------  -------  -------  ------   ------

 Less distributions to
  shareholders from
 Net investment income               (0.62)   (0.60)   (0.61)  (0.65)   (0.63)
 Net realized gains                      0        0        0       0        0
                                   -------  -------  -------  ------   ------
 Total distributions to
  shareholders                       (0.62)   (0.60)   (0.61)  (0.65)   (0.63)
                                   -------  -------  -------  ------   ------
 Net asset value, end of period    $ 10.24  $ 10.68  $ 11.26  $10.89   $10.42
                                   -------  -------  -------  ------   ------
 Total return                         1.83%    0.09%    9.22%  11.04%    5.54%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                      $66,120  $53,624  $29,152  $6,326   $1,970
 Ratios to average net assets
 Expenses++                           0.62%    0.62%    0.65%   0.63%    0.59%+
 Net investment income                6.01%    5.38%    5.47%   6.08%    6.27%+
 Portfolio turnover rate                39%      29%      70%     32%      42%

(a) For the period from March 6, 1998 (commencement of class operations) to Au-gust 31, 1998.
(b) For the period from September 20, 1995 (commencement of class operations) to August 31, 1996.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.
++  Net realized gains distributions are less than $0.005 per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Florida Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Year Ended August 31,
                             -------------------------------------------------
                               2000      1999       1998      1997      1996
 CLASS A SHARES
 Net asset value, beginning
  of period                  $   9.36  $  10.15   $   9.98  $   9.70  $   9.74
                             --------  --------   --------  --------  --------
 Income from investment
  operations
 Net investment income           0.47      0.46       0.48      0.51      0.54
 Net realized and
  unrealized gains or
  losses on securities          (0.09)    (0.56)      0.38      0.35     (0.04)
                             --------  --------   --------  --------  --------
 Total from investment
  operations                     0.38     (0.10)      0.86      0.86      0.50
                             --------  --------   --------  --------  --------
 Less distributions to
  shareholders from
 Net investment income          (0.47)    (0.46)     (0.48)    (0.52)    (0.54)
 Net realized gains             (0.03)    (0.23)     (0.21)    (0.06)        0
                             --------  --------   --------  --------  --------
 Total distributions to
  shareholders                  (0.50)    (0.69)     (0.69)    (0.58)    (0.54)
                             --------  --------   --------  --------  --------
 Net asset value, end of
  period                     $   9.24  $   9.36   $  10.15  $   9.98  $   9.70
                             --------  --------   --------  --------  --------
 Total return*                   4.22%    (1.07%)     8.96%     9.06%     5.15%
 Ratios and supplemental
  data
 Net assets, end of period
  (thousands)                $114,159  $137,101   $164,255  $105,673  $115,723
 Ratios to average net
  assets
 Expenses++                      0.42%     0.34%      0.46%     0.74%     0.63%
 Net investment income           5.08%     4.71%      4.79%     5.22%     5.46%
 Portfolio turnover rate           48%       57%        64%       41%       30%

                                        Year Ended August 31,
                             -------------------------------------------------
                               2000      1999       1998      1997      1996
 CLASS B SHARES
 Net asset value, beginning
  of period                  $   9.36  $  10.15   $   9.98  $   9.70  $   9.74
                             --------  --------   --------  --------  --------
 Net investment income           0.38      0.37       0.38      0.42      0.44
 Net realized and
  unrealized gains or
  losses on securities          (0.09)    (0.56)      0.39      0.35     (0.04)
                             --------  --------   --------  --------  --------
 Total from investment
  operations                     0.29     (0.19)      0.77      0.77      0.40
                             --------  --------   --------  --------  --------
 Income from investment
  operations
 Net investment income          (0.38)    (0.37)     (0.39)    (0.43)    (0.44)
 Net realized gains             (0.03)    (0.23)     (0.21)    (0.06)        0
                             --------  --------   --------  --------  --------
 Total distributions to
  shareholders                  (0.41)    (0.60)     (0.60)    (0.49)    (0.44)
                             --------  --------   --------  --------  --------
 Net asset value, end of
  period                     $   9.24  $   9.36   $  10.15  $   9.98  $   9.70
                             --------  --------   --------  --------  --------
 Less distributions to
  shareholders from

 Total return*                   3.28%    (1.97%)     7.97%     8.06%     4.17%
 Ratios and supplemental
  data
 Net assets, end of period
  (thousands)                $ 46,522   $59,783   $ 66,142  $ 31,281  $ 28,849
 Ratios to average net
  assets
 Expenses++                      1.33%     1.26%      1.36%     1.66%     1.56%
 Net investment income           4.17%     3.79%      3.88%     4.29%     4.52%
 Portfolio turnover rate           48%       57%        64%       41%       30%

* Excluding applicable sales charges.
++The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Florida Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended August 31,
                                                 -------------------------
                                                  2000    1999    1998 (a)
 CLASS C SHARES
 Net asset value, beginning of period            $ 9.36  $10.15    $10.06
                                                 ------  ------    ------
 Income from investment operations
 Net investment income                             0.38    0.37      0.23
 Net realized and unrealized gains or losses on
  securities                                      (0.09)  (0.56)     0.09
                                                 ------  ------    ------
 Total from investment operations                  0.29   (0.19)     0.32
                                                 ------  ------    ------
 Less distributions to shareholders from
 Net investment income                            (0.38)  (0.37)        0
 Net realized gains                               (0.03)  (0.23)    (0.23)
                                                 ------  ------    ------
 Total distributions to shareholders              (0.41)  (0.60)    (0.23)
                                                 ------  ------    ------
 Net asset value, end of period                  $ 9.24  $ 9.36    $10.15
                                                 ------  ------    ------
 Total return*                                     3.28%  (1.97%)    3.25%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $6,594  $9,111    $8,963
 Ratios to average net assets
 Expenses++                                        1.33%   1.26%     1.29%+
 Net investment income                             4.17%   3.79%     3.86%+
 Portfolio turnover rate                             48%     57%       64%

                                         Year Ended August 31,
                               -----------------------------------------------
                                 2000      1999       1998     1997     1996
 CLASS Y SHARES
 Net asset value, beginning
  of period                    $   9.36  $  10.15   $   9.98  $  9.70  $  9.74
                               --------  --------   --------  -------  -------
 Income from investment
  operations
 Net investment income             0.47      0.47       0.48     0.52     0.53
 Net realized and unrealized
  gains or losses on
  securities                      (0.09)    (0.56)      0.39     0.35    (0.03)
                               --------  --------   --------  -------  -------
 Total from investment
  operations                       0.38     (0.09)      0.87     0.87     0.50
                               --------  --------   --------  -------  -------
 Less distributions to
  shareholders from
 Net investment income            (0.47)    (0.47)     (0.49)   (0.53)   (0.54)
 Net realized gains               (0.03)    (0.23)     (0.21)   (0.06)       0
                               --------  --------   --------  -------  -------
 Total distributions to
  shareholders                    (0.50)    (0.70)     (0.70)   (0.59)   (0.54)
                               --------  --------   --------  -------  -------
 Net asset value, end of
  period                       $   9.24  $   9.36   $  10.15  $  9.98  $  9.70
                               --------  --------   --------  -------  -------
 Total return                      4.32%    (0.99%)     9.05%    9.14%    5.22%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                  $364,159  $407,474   $418,847  $24,850  $12,259
 Ratios to average net assets
 Expenses++                        0.33%     0.26%      0.33%    0.67%    0.57%
 Net investment income             5.17%     4.79%      4.85%    5.27%    5.55%
 Portfolio turnover rate             48%       57%        64%      41%      30%

(a) For the period from January 26, 1998 (commencement of class operations) to August 31, 1998.
* Excluding applicable sales charges.
++The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+ Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended August 31,
                                   -------------------------------------------
                                    2000     1999      1998     1997     1996
 CLASS A SHARES
 Net asset value, beginning of
  period                           $  9.78  $ 10.35   $  9.90  $  9.57  $ 9.47
                                   -------  -------   -------  -------  ------
 Income from investment
  operations
 Net investment income                0.49     0.49      0.49     0.49    0.48
 Net realized and unrealized
  gains or losses on securities      (0.03)   (0.53)     0.45     0.33    0.10
                                   -------  -------   -------  -------  ------
 Total from investment operations     0.46    (0.04)     0.94     0.82    0.58
                                   -------  -------   -------  -------  ------
 Less distributions to
  shareholders from
 Net investment income               (0.49)   (0.49)    (0.49)   (0.49)  (0.48)
 Net realized gains                      0    (0.04)        0        0       0
                                   -------  -------   -------  -------  ------
 Total distributions to
  shareholders                       (0.49)   (0.53)    (0.49)   (0.49)  (0.48)
                                   -------  -------   -------  -------  ------
 Net asset value, end of period    $  9.75  $  9.78   $ 10.35  $  9.90  $ 9.57
                                   -------  -------   -------  -------  ------
 Total return*                        4.92%   (0.50%)    9.67%    8.73%   6.22%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                      $ 7,055  $ 4,358   $ 3,932  $ 2,201  $1,954
 Ratios to average net assets
 Expenses++                           0.67%    0.51%     0.57%    0.94%   0.88%
 Net investment income                5.10%    4.76%     4.81%    5.00%   4.96%
 Portfolio turnover rate                41%      34%       50%      32%     21%

                                             Year Ended August 31,
                                   -------------------------------------------
                                    2000     1999      1998     1997     1996
 CLASS B SHARES
 Net asset value, beginning of
  period                           $  9.78  $ 10.35   $  9.90  $  9.57  $ 9.47
                                   -------  -------   -------  -------  ------
 Income from investment
  operations
 Net investment income                0.42     0.41      0.41     0.41    0.41
 Net realized and unrealized
  gains or losses on securities      (0.03)   (0.53)     0.45     0.33    0.10
                                   -------  -------   -------  -------  ------
 Total from investment operations     0.39    (0.12)     0.86     0.74    0.51
                                   -------  -------   -------  -------  ------
 Less distributions to
  shareholders from
 Net investment income               (0.42)   (0.41)    (0.41)   (0.41)  (0.41)
 Net realized gains                      0    (0.04)        0        0       0
                                   -------  -------   -------  -------  ------

 Total distributions to
  shareholders                       (0.42)   (0.45)    (0.41)   (0.41)  (0.41)
                                   -------  -------   -------  -------  ------
 Net asset value, end of period    $  9.75  $  9.78   $ 10.35  $  9.90  $ 9.57
                                   -------  -------   -------  -------  ------
 Total return*                        4.14%   (1.24%)    8.86%    7.93%   5.44%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                      $12,796  $14,244   $12,559  $10,870  $9,271
 Ratios to average net assets
 Expenses++                           1.40%    1.26%     1.34%    1.69%   1.63%
 Net investment income                4.34%    4.01%     4.06%    4.25%   4.21%
 Portfolio turnover rate                41%      34%       50%      32%     21%

*  Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                              Year Ended August 31,
                                    ------------------------------------------
                                     2000     1999      1998     1997    1996
 CLASS Y SHARES
 Net asset value, beginning of
  period                            $  9.78  $ 10.35   $  9.90  $ 9.57  $ 9.47
                                    -------  -------   -------  ------  ------
 Income from investment operations
 Net investment income                 0.51     0.51      0.51    0.51    0.50
 Net realized and unrealized gains
  or losses on securities             (0.03)   (0.53)     0.45    0.33    0.10
                                    -------  -------   -------  ------  ------
 Total from investment operations      0.48    (0.02)     0.96    0.84    0.60
                                    -------  -------   -------  ------  ------
 Less distributions to
  shareholders from
 Net investment income                (0.51)   (0.51)    (0.51)  (0.51)  (0.50)
 Net realized gains                       0    (0.04)        0       0       0
                                    -------  -------   -------  ------  ------
 Total distributions to
  shareholders                        (0.51)   (0.55)    (0.51)  (0.51)  (0.50)
                                    -------  -------   -------  ------  ------
 Net asset value, end of period     $  9.75  $  9.78   $ 10.35  $ 9.90  $ 9.57
                                    -------  -------   -------  ------  ------
 Total return                          5.18%   (0.25%)    9.94%   9.00%   6.48%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                       $63,689  $71,992   $67,630  $1,180  $1,620
 Ratios to average net assets
 Expenses++                            0.40%    0.26%     0.24%   0.69%   0.63%
 Net investment income                 5.34%    5.02%     5.09%   5.25%   5.21%
 Portfolio turnover rate                 41%      34%       50%     32%     21%

++The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Maryland Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                               Year Ended August 31,        Year Ended September 30,
                          ------------------------------- ----------------------------
                           2000     1999     1998 (a) (b) 1997 (a)  1996 (a)  1995 (a)
 CLASS A SHARES
 Net asset value,
  beginning of period     $ 10.58  $ 11.16     $ 10.91    $ 10.56   $ 10.69   $ 10.17
                          -------  -------     -------    -------   -------   -------
 Income from investment
  operations
 Net investment income       0.49     0.47        0.36       0.37      0.38      0.40
 Net realized and
  unrealized gains or
  losses on securities      (0.01)   (0.49)       0.25       0.35     (0.13)     0.54
                          -------  -------     -------    -------   -------   -------
 Total from investment
  operations                 0.48    (0.02)       0.61       0.72      0.25      0.94
                          -------  -------     -------    -------   -------   -------
 Less distributions to
  shareholders from

 Net investment income      (0.49)   (0.47)      (0.36)     (0.37)    (0.38)    (0.40)
 Net realized gains             0    (0.09)          0          0         0     (0.02)
                          -------  -------     -------    -------   -------   -------
 Total distributions to
  shareholders              (0.49)   (0.56)      (0.36)     (0.37)    (0.38)    (0.42)
                          -------  -------     -------    -------   -------   -------
 Net asset value, end of
  period                  $ 10.57  $ 10.58     $ 11.16    $ 10.91   $ 10.56   $ 10.69
                          -------  -------     -------    -------   -------   -------
 Total return*               4.74%   (0.29%)      5.70%      6.92%     2.36%     9.81%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $21,419  $23,114     $24,754    $27,786   $31,284   $32,172
 Ratios to average net
  assets
 Expenses++                  0.81%    0.79%       1.52%+     1.69%     1.43%     1.24%
 Net investment income       4.73%    4.27%       3.56%+     3.45%     3.57%     4.24%
 Portfolio turnover rate       45%      40%         37%        13%      138%       21%

                                                   Year Ended August 31,
                                                 -------------------------
                                                  2000    1999    1998 (c)
 CLASS B SHARES
 Net asset value, beginning of period            $10.58  $11.16    $10.99
                                                 ------  ------    ------
 Income from investment operations
 Net investment income                             0.41    0.39      0.16
 Net realized and unrealized gains or losses on
  securities                                      (0.01)  (0.49)     0.17
                                                 ------  ------    ------
 Total from investment operations                  0.40   (0.10)     0.33
                                                 ------  ------    ------
 Less distributions to shareholders from
 Net investment income                            (0.41)  (0.39)    (0.16)
 Net realized gains                                   0   (0.09)        0
                                                 ------  ------    ------
 Total distributions to shareholders              (0.41)  (0.48)    (0.16)
                                                 ------  ------    ------
 Net asset value, end of period                  $10.57  $10.58    $11.16
                                                 ------  ------    ------
 Total return*                                     3.96%  (1.04%)    2.99%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $3,489  $3,440    $  990
 Ratios to average net assets
 Expenses++                                        1.56%   1.55%     1.49%+
 Net investment income                             3.98%   3.49%     3.41%+
 Portfolio turnover rate                             45%     40%       37%

(a) On February 28, 1998, Virtus Maryland Municipal Bond Fund sold substan-tially all of its net assets to Evergreen Maryland Municipal Bond Fund. As Virtus Maryland Municipal Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to February 28, 1998 have been carried forward in these fi-nancial highlights.
(b) For the eleven months ended August 31, 1998. The Fund changed its fiscal year end from September 30 to August 31, effective August 31, 1998.
(c) For the period from March 27, 1998 (commencement of class operations) to August 31, 1998.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Maryland Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended August 31,
                                                 ------------------------
                                                   2000       1999 (a)
 CLASS C SHARES
 Net asset value, beginning of period            $    10.58   $    11.11
                                                 ----------   ----------
 Income from investment operations
 Net investment income                                 0.41         0.26
 Net realized and unrealized gains or losses on
  securities                                          (0.01)       (0.53)
                                                 ----------   ----------
 Total from investment operations                      0.40        (0.27)
                                                 ----------   ----------
 Less distributions to shareholders from
 Net investment income                                (0.41)       (0.26)
 Net realized gains                                       0            0
                                                 ----------   ----------
 Total distributions to shareholders                  (0.41)       (0.26)
                                                 ----------   ----------
 Net asset value, end of period                  $    10.57   $    10.58
                                                 ----------   ----------
 Total return*                                         3.96%       (2.48%)
 Ratios and supplemental data
 Net assets, end of period (thousands)           $       56   $       30
 Ratios to average net assets
 Expenses++                                            1.56%        1.55%+
 Net investment income                                 4.00%        3.51%+
 Portfolio turnover rate                                 45%          40%

                               Year Ended August 31,        Year Ended September 30,
                          -------------------------------- --------------------------
                            2000     1999     1998 (b) (c) 1997 (c) 1996 (c) 1995 (c)
 CLASS Y SHARES
 Net asset value,
  beginning of period     $  10.58  $ 11.16      $10.91     $10.56   $10.69   $10.17
                          --------  -------      ------     ------   ------   ------
 Income from investment
  operations
 Net investment income        0.52     0.50        0.39       0.40     0.41     0.42
 Net realized and
  unrealized gains or
  losses on securities       (0.01)   (0.49)       0.25       0.35    (0.13)    0.54
                          --------  -------      ------     ------   ------   ------
 Total from investment
  operations                  0.51     0.01        0.64       0.75     0.28     0.96
                          --------  -------      ------     ------   ------   ------
 Less distributions to
  shareholders from

 Net investment income       (0.52)   (0.50)      (0.39)     (0.40)   (0.41)   (0.42)
 Net realized gains              0    (0.09)          0          0        0    (0.02)
                          --------  -------      ------     ------   ------   ------
 Total distributions to
  shareholders               (0.52)   (0.59)      (0.39)     (0.40)   (0.41)   (0.44)
                          --------  -------      ------     ------   ------   ------
 Net asset value, end of
  period                  $  10.57  $ 10.58      $11.16     $10.91   $10.56   $10.69
                          --------  -------      ------     ------   ------   ------
 Total return                 5.00%   (0.04%)      5.94%      7.19%    2.61%   10.09%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $ 18,565  $13,190      $5,229     $5,683   $8,889   $9,447
 Ratios to average net
  assets
 Expenses++                   0.56%    0.55%       1.25%+     1.44%    1.18%    0.99%
 Net investment income        4.99%    4.55%       3.83%+     3.70%    3.82%    4.49%
 Portfolio turnover rate        45%      40%         37%        13%     138%      21%

(a) For the period from December 23, 1998 (commencement of class operations) to August 31, 1999.
(b) For the eleven months ended August 31, 1998. The Fund changed its fiscal year end from September 30 to August 31, effective August 31, 1998.
(c) On February 28, 1998, Virtus Maryland Municipal Bond Fund sold substan-tially all of its net assets to Evergreen Maryland Municipal Bond Fund. As Virtus Maryland Municipal Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to February 28, 1998 have been carried forward in these fi-nancial highlights.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                           Year Ended August 31,
                                 --------------------------------------------
                                  2000     1999      1998     1997     1996
 CLASS A SHARES
 Net asset value, beginning
  of period                      $ 10.19  $ 10.84   $ 10.37  $  9.98  $  9.95
                                 -------  -------   -------  -------  -------
 Income from investment
  operations
 Net investment income              0.50     0.50      0.51     0.49     0.49
 Net realized and unrealized
  gains or losses on securities    (0.13)   (0.59)     0.47     0.40     0.02
                                 -------  -------   -------  -------  -------
 Total from investment
  operations                        0.37    (0.09)     0.98     0.89     0.51
                                 -------  -------   -------  -------  -------
 Less distributions to
  shareholders from
 Net investment income             (0.50)   (0.50)    (0.51)   (0.50)   (0.48)
 Net realized gains                (0.06)   (0.06)        0        0        0
                                 -------  -------   -------  -------  -------
 Total distributions to
  shareholders                     (0.56)   (0.56)    (0.51)   (0.50)   (0.48)
                                 -------  -------   -------  -------  -------
 Net asset value, end of period  $ 10.00  $ 10.19   $ 10.84  $ 10.37  $  9.98
                                 -------  -------   -------  -------  -------
 Total return*                      3.87%   (0.92%)    9.66%    9.11%    5.21%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                    $22,859  $17,990   $15,768  $ 8,115  $ 7,989
 Ratios to average net assets
 Expenses++                         0.56%    0.49%     0.56%    1.11%    1.08%
 Net investment income              5.05%    4.72%     4.81%    4.77%    4.81%
 Portfolio turnover rate              25%      41%       53%      50%      86%


                                            Year Ended August 31,
                                 --------------------------------------------
                                  2000     1999      1998     1997     1996
 CLASS B SHARES
 Net asset value, beginning
  of period                      $ 10.19  $ 10.84   $ 10.37  $  9.98  $  9.95
                                 -------  -------   -------  -------  -------
 Income from investment
  operations
 Net investment income              0.42     0.42      0.43     0.41     0.42
 Net realized and unrealized
  gains or losses on securities    (0.12)   (0.59)     0.47     0.40     0.02
                                 -------  -------   -------  -------  -------
 Total from investment
  operations                        0.30    (0.17)     0.90     0.81     0.44
                                 -------  -------   -------  -------  -------
 Less distributions to
  shareholders from
 Net investment income             (0.43)   (0.42)    (0.43)   (0.42)   (0.41)
 Net realized gains                (0.06)   (0.06)        0        0        0
                                 -------  -------   -------  -------  -------
 Total distributions to
  shareholders                     (0.49)   (0.48)    (0.43)   (0.42)   (0.41)
                                 -------  -------   -------  -------  -------
 Net asset value, end of period  $ 10.00  $ 10.19   $ 10.84  $ 10.37  $  9.98
                                 -------  -------   -------  -------  -------
 Total return*                      3.10%   (1.66%)    8.85%    8.30%    4.42%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                    $35,847  $46,042   $49,320  $48,198  $49,382
 Ratios to average net assets
 Expenses++                         1.31%    1.23%     1.33%    1.86%    1.83%
 Net investment income              4.29%    3.96%     4.07%    4.02%    4.06%
 Portfolio turnover rate              25%      41%       53%      50%      86%

*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                            Year Ended August 31,
                                 ---------------------------------------------
                                   2000      1999       1998     1997    1996
 CLASS Y SHARES
 Net asset value, beginning
  of period                      $  10.19  $  10.84   $  10.37  $ 9.98  $ 9.95
                                 --------  --------   --------  ------  ------
 Income from investment
  operations
 Net investment income               0.52      0.52       0.54    0.51    0.51
 Net realized and unrealized
  gains or losses on securities     (0.12)    (0.58)      0.47    0.41    0.03
                                 --------  --------   --------  ------  ------
 Total from investment
  operations                         0.40     (0.06)      1.01    0.92    0.54
                                 --------  --------   --------  ------  ------
 Less distributions to
  shareholders from
 Net investment income              (0.53)    (0.53)     (0.54)  (0.53)  (0.51)
 Net realized gains                 (0.06)    (0.06)         0       0       0
                                 --------  --------   --------  ------  ------
 Total distributions to
  shareholders                      (0.59)    (0.59)     (0.54)  (0.53)  (0.51)
                                 --------  --------   --------  ------  ------
 Net asset value, end of period  $  10.00  $  10.19   $  10.84  $10.37  $ 9.98
                                 --------  --------   --------  ------  ------
 Total return                        4.14%    (0.68%)     9.93%   9.39%   5.47%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                    $217,202  $247,475   $256,231  $4,042  $3,771
 Ratios to average net assets
 Expenses++                          0.31%     0.23%      0.20%   0.86%   0.84%
 Net investment income               5.29%     4.96%      5.04%   5.02%   5.05%
 Portfolio turnover rate               25%       41%        53%     50%     86%

++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       South Carolina Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended August 31,
                                       ---------------------------------------
                                        2000    1999     1998    1997    1996
 CLASS A SHARES
 Net asset value, beginning of period  $ 9.84  $10.44   $10.08  $ 9.69  $ 9.59
                                       ------  ------   ------  ------  ------
 Income from investment operations
 Net investment income                   0.46    0.46     0.46    0.48    0.49
 Net realized and unrealized gains or
  losses on securities                   0.02   (0.50)    0.39    0.40    0.10
                                       ------  ------   ------  ------  ------
 Total from investment operations        0.48   (0.04)    0.85    0.88    0.59
                                       ------  ------   ------  ------  ------
 Less distributions to shareholders
  from
 Net investment income                  (0.46)  (0.46)   (0.46)  (0.48)  (0.49)
 Net realized gains                     (0.07)  (0.10)   (0.03)  (0.01)      0
                                       ------  ------   ------  ------  ------
 Total distributions to shareholders    (0.53)  (0.56)   (0.49)  (0.49)  (0.49)
                                       ------  ------   ------  ------  ------
 Net asset value, end of period        $ 9.79  $ 9.84   $10.44  $10.08  $ 9.69
                                       ------  ------   ------  ------  ------
 Total return*                           5.16%  (0.56%)   8.60%   9.33%   6.23%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                          $1,937  $2,324   $1,744  $1,025  $  841
 Ratios to average net assets
 Expenses++                              0.79%   0.70%    0.77%   0.98%   0.86%
 Net investment income                   4.81%   4.43%    4.56%   4.87%   4.98%
 Portfolio turnover rate                   55%     35%      31%     62%     37%

                                             Year Ended August 31,
                                       ---------------------------------------
                                        2000    1999     1998    1997    1996
 CLASS B SHARES
 Net asset value, beginning of period  $ 9.84  $10.44   $10.08  $ 9.69  $ 9.59
                                       ------  ------   ------  ------  ------
 Income from investment operations
 Net investment income                   0.39    0.38     0.38    0.41    0.41
 Net realized and unrealized gains or
  losses on securities                   0.02   (0.50)    0.39    0.40    0.10
                                       ------  ------   ------  ------  ------
 Total from investment operations        0.41   (0.12)    0.77    0.81    0.51
                                       ------  ------   ------  ------  ------
 Less distributions to shareholders
  from
 Net investment income                  (0.39)  (0.38)   (0.38)  (0.41)  (0.41)
 Net realized gains                     (0.07)  (0.10)   (0.03)  (0.01)      0
                                       ------  ------   ------  ------  ------
 Total distributions to shareholders    (0.46)  (0.48)   (0.41)  (0.42)  (0.41)
                                       ------  ------   ------  ------  ------
 Net asset value, end of period        $ 9.79  $ 9.84   $10.44  $10.08  $ 9.69
                                       ------  ------   ------  ------  ------
 Total return*                           4.38%  (1.30%)   7.79%   8.52%   5.43%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                          $4,627  $5,393   $4,542  $4,734  $4,282
 Ratios to average net assets
 Expenses++                              1.53%   1.45%    1.53%   1.73%   1.61%
 Net investment income                   4.04%   3.68%    3.76%   4.13%   4.23%
 Portfolio turnover rate                   55%     35%      31%     62%     37%

*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       South Carolina Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                              Year Ended August 31,
                                    ------------------------------------------
                                     2000     1999      1998     1997    1996
 CLASS Y SHARES
 Net asset value, beginning of
  period                            $  9.84  $ 10.44   $ 10.08  $ 9.69  $ 9.59
                                    -------  -------   -------  ------  ------
 Income from investment operations
 Net investment income                 0.49     0.48      0.48    0.51    0.51
 Net realized and unrealized gains
  or losses on securities              0.02    (0.50)     0.40    0.40    0.10
                                    -------  -------   -------  ------  ------
 Total from investment operations      0.51    (0.02)     0.88    0.91    0.61
                                    -------  -------   -------  ------  ------
 Less distributions to
  shareholders from
 Net investment income                (0.49)   (0.48)    (0.49)  (0.51)  (0.51)
 Net realized gains                   (0.07)   (0.10)    (0.03)  (0.01)      0
                                    -------  -------   -------  ------  ------
 Total distributions to
  shareholders                        (0.56)   (0.58)    (0.52)  (0.52)  (0.51)
                                    -------  -------   -------  ------  ------
 Net asset value, end of period     $  9.79  $  9.84   $ 10.44  $10.08  $ 9.69
                                    -------  -------   -------  ------  ------
 Total return                          5.42%   (0.31%)    8.87%   9.60%   6.49%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                       $54,231  $61,314   $66,303  $7,012  $4,555
 Ratios to average net assets
 Expenses++                            0.54%    0.45%     0.46%   0.73%   0.62%
 Net investment income                 5.04%    4.69%     4.71%   5.12%   5.22%
 Portfolio turnover rate                 55%      35%       31%     62%     37%

++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended August 31,
                                     -----------------------------------------
                                      2000     1999     1998     1997    1996
 CLASS A SHARES
 Net asset value, beginning of
  period                             $  9.93  $ 10.46  $ 10.05  $ 9.68  $ 9.67
                                     -------  -------  -------  ------  ------
 Income from investment operations
 Net investment income                  0.47     0.49     0.48    0.50    0.48
 Net realized and unrealized gains
  or losses on securities               0.05    (0.45)    0.42    0.37    0.01
                                     -------  -------  -------  ------  ------
 Total from investment operations       0.52     0.04     0.90    0.87    0.49
                                     -------  -------  -------  ------  ------
 Less distributions to shareholders
  from
 Net investment income                 (0.48)   (0.49)   (0.49)  (0.50)  (0.48)
 Net realized gains                    (0.02)   (0.08)       0       0       0
                                     -------  -------  -------  ------  ------
 Total distributions to
  shareholders                         (0.50)   (0.57)   (0.49)  (0.50)  (0.48)
                                     -------  -------  -------  ------  ------
 Net asset value, end of period      $  9.95  $  9.93  $ 10.46  $10.05  $ 9.68
                                     -------  -------  -------  ------  ------
 Total return*                          5.42%    0.23%    9.12%   9.05%   5.12%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                        $45,759  $50,341  $54,298  $2,934  $2,892
 Ratios to average net assets
 Expenses++                             0.74%    0.51%    0.50%   1.03%   0.93%
 Net investment income                  4.87%    4.70%    4.71%   4.95%   4.83%
 Portfolio turnover rate                  52%      31%      46%     72%     68%

                                              Year Ended August 31,
                                     -----------------------------------------
                                      2000     1999      1998    1997    1996
 CLASS B SHARES
 Net asset value, beginning of
  period                             $  9.93  $ 10.46   $10.05  $ 9.68  $ 9.67
                                     -------  -------   ------  ------  ------
 Income from investment operations
 Net investment income                  0.40     0.41     0.41    0.41    0.41
 Net realized and unrealized gains
  or losses on securities               0.04    (0.45)    0.41    0.37    0.01
                                     -------  -------   ------  ------  ------
 Total from investment operations       0.44    (0.04)    0.82    0.78    0.42
                                     -------  -------   ------  ------  ------
 Less distributions to shareholders
  from
 Net investment income                 (0.40)   (0.41)   (0.41)  (0.41)  (0.41)
 Net realized gains                    (0.02)   (0.08)       0       0       0
                                     -------  -------   ------  ------  ------
 Total distributions to
  shareholders                         (0.42)   (0.49)   (0.41)  (0.41)  (0.41)
                                     -------  -------   ------  ------  ------
 Net asset value, end of period      $  9.95  $  9.93   $10.46  $10.05  $ 9.68
                                     -------  -------   ------  ------  ------
 Total return*                          4.63%   (0.52%)   8.31%   8.24%   4.34%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                        $15,119  $15,403   $8,935  $6,695  $5,963
 Ratios to average net assets
 Expenses++                             1.49%    1.26%    1.35%   1.79%   1.68%
 Net investment income                  4.11%    3.93%    3.99%   4.21%   4.09%
 Portfolio turnover rate                  52%      31%      46%     72%     68%

*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended August 31,
                                  --------------------------------------------
                                    2000     1999 #     1998     1997    1996
CLASS Y SHARES
Net asset value, beginning of
 period                           $   9.93  $  10.46  $  10.05  $ 9.68  $ 9.67
                                  --------  --------  --------  ------  ------
Income from investment
 operations
Net investment income                 0.50      0.51      0.51    0.51    0.50
Net realized and unrealized
 gains or losses on securities        0.04     (0.45)     0.41    0.37    0.01
                                  --------  --------  --------  ------  ------
Total from investment operations      0.54      0.06      0.92    0.88    0.51
                                  --------  --------  --------  ------  ------

Less distributions to
 shareholders from
Net investment income                (0.50)    (0.51)    (0.51)  (0.51)  (0.50)
Net realized gains                   (0.02)    (0.08)        0       0       0
                                  --------  --------  --------  ------  ------
Total distributions to
 shareholders                        (0.52)    (0.59)    (0.51)  (0.51)  (0.50)
                                  --------  --------  --------  ------  ------
Net asset value, end of period    $   9.95  $   9.93  $  10.46  $10.05  $ 9.68
                                  --------  --------  --------  ------  ------

Total return                          5.68%     0.48%     9.39%   9.32%   5.38%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $108,222  $115,720  $105,931  $6,195  $4,266
Ratios to average net assets
 Expenses++                           0.49%     0.26%     0.25%   0.79%   0.70%
 Net investment income                5.12%     4.95%     4.98%   5.27%   5.05%
Portfolio turnover rate                 52%       31%       46%     72%     68%

# Net investment income per share is based on average shares outstanding during the period.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                            Schedule of Investments
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - 97.5%
Airlines - 0.2%
  Hillsborough Cnty., FL Aviation Auth. RB, US
   Air Proj., Ser. 2, 8.60%, 01/15/2022.......  B      $   600,000 $    619,080
                                                                   ------------
Airport - 0.4%
  Cmnwlth. of Puerto Rico Port Auth. RB,
   American Airlines Proj., Ser. A, 6.25%,
   06/01/2026.................................  BBB-     1,475,000    1,503,821
                                                                   ------------
Community Development District - 24.6%
  Arbor Greene, FL CDD Spl. Assmt. RB:
   5.75%, 05/01/2006..........................  NR         850,000      837,836
   6.30%, 05/01/2019..........................  NR         485,000      460,008
   7.60%, 05/01/2018..........................  NR         715,000      753,560
  Bayside, FL CDD Capital Impt. RB:
   Ser. A, 5.95%, 05/01/2008..................  NR       1,425,000    1,383,789
   Ser. B, 6.05%, 05/01/2008..................  NR       1,290,000    1,252,822
   Ser. B, 6.375%, 05/01/2018.................  NR       1,625,000    1,535,300
  Bobcat Trail, FL CDD RB:
   Ser. A, 6.60%, 05/01/2021..................  NR       1,480,000    1,389,587
   Ser. A, 7.50%, 05/01/2019..................  NR       2,410,000    2,483,360
   Ser. B, 6.00%, 05/01/2006..................  NR       1,225,000    1,182,689
   Ser. B, 6.75%, 05/01/2004..................  NR       3,190,000    3,190,638
  Championsgate, FL CDD Capital Impt. RB:
   Ser. A, 6.25%, 05/01/2020..................  NR       2,840,000    2,636,855
   Ser. B, 5.70%, 05/01/2005..................  NR       3,030,000    2,960,158
  Cory Lakes, FL CDD RB, 8.375%, 05/01/2017...  NR       2,245,000    2,303,752
  Covington Park, FL CDD RB, 7.00%,
   05/01/2031.................................  NR       4,000,000    3,974,480
  Eastlake Oaks, FL CDD RB, 7.75%,
   05/01/2017.................................  NR       1,390,000    1,443,793
  Fleming Island Plantation, FL CDD Spl.
   Assmt. RB, Ser. A, 6.30%, 02/01/2005.......  NR       2,600,000    2,605,772
  Grand Haven, FL CDD, Spl. Assmt. RB, Ser. A,
   6.90%, 05/01/2019..........................  NR       3,750,000    3,758,213
  Heritage Isles, FL CDD RB, Ser. A, 5.75%,
   05/01/2005.................................  NR       2,240,000    2,206,579
  Heritage Isles, FL CDD Spl. Assmt. RB, Ser.
   B, 6.00%, 05/01/2020.......................  NR       2,600,000    2,331,914
  Heritage Oak Park, FL CDD Spl. Assmt. RB:
   Ser. A, 6.50%, 05/01/2020..................  NR       2,950,000    2,790,375
   Ser. B, 6.00%, 05/01/2005..................  NR       4,985,000    4,819,548
  Heritage Pines, CA CDA RB:
   Ser. A, 6.10%, 05/01/2020..................  NR       2,720,000    2,509,336
   Ser. B, 5.50%, 05/01/2005..................  NR       5,460,000    5,298,056
  Indian Trace, FL CDD Wtr. Mgmt., Spl.
   Benefit GO, Subser. B, 8.25%, 05/01/2011...  NR       2,500,000    2,741,600
  Indigo, FL CDD Capital Impt. RB, Ser. C,
   7.00%, 05/01/2030..........................  NR       3,200,000    3,160,192
  Journeys End CDD Spl. Assmt. RB, 7.00%,
   05/01/2031.................................  NR       2,300,000    2,308,257
  Lake Bernadette, FL CDD Spl. Assmt. RB, Pub.
   Impt., Ser. A, 8.00%, 05/01/2017...........  NR       2,305,000    2,419,720

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Community Development District - continued
  Lakeside Plantation, FL CDD RB, Ser. B:
   6.625%, 05/01/2006.........................  NR     $ 1,640,000 $  1,627,995
   6.95%, 05/01/2031..........................  NR       2,360,000    2,344,873
  Lexington Oaks, FL CDD RB:
   Ser. A, 6.125%, 05/01/2019.................  NR       1,020,000      940,624
   Ser. B, 5.50%, 05/01/2005..................  NR       5,775,000    5,596,899
  Meadow Point II, FL CDD, Capital Impt. RB,
   7.75%, 05/01/2018..........................  NR       1,190,000    1,234,399
  Mediterra South, FL CDD, Ser. A, 6.95%,
   05/01/2031.................................  NR       3,000,000    2,992,410
  New Jersey State EDA RB, Franciscan Oaks
   Proj., 5.75%, 10/01/2023...................  NR       1,000,000      822,900
  Northern Palm Beach Cnty., FL Wtr. Ctl.
   Dist., Spl. Assmt. RB, Unit Dev. No. 3A,
   7.00%, 08/01/2015..........................  NR         500,000      518,835
  Northwood, FL CDD RB, 7.60%, 05/01/2017.....  NR       1,390,000    1,425,848
  Overoaks, FL CDD Capital Impt. RB, 8.25%,
   05/01/2017.................................  NR         545,000      586,104
  Poinciana, FL CDD Spl. Assmt. RB, Ser. A,
   7.125%, 05/01/2031.........................  NR       5,000,000    5,025,300
  Remington, FL CDD RB, 6.95%, 05/01/2009.....  NR       2,210,000    2,196,961
  River Ridge, FL CDD RB, 5.75%, 05/01/2008...  NR       2,900,000    2,809,027
  Westchase East, FL CDD Capital Impt. RB:
   7.30%, 05/01/2018..........................  NR       1,350,000    1,392,809
   7.50%, 05/01/2017..........................  NR       1,635,000    1,686,453
  Winston Trails, FL CDD Spl. Obl., 6.50%,
   10/01/2031.................................  NR       3,255,000    3,141,335
                                                                   ------------
                                                                     99,080,961
                                                                   ------------
Continuing Care Retirement Community - 11.9%
  Brevard Cnty., FL Hlth. Facs. Auth. RB,
   Courtenay Springs Vlg., 7.50%, 11/15/2012..  NR       1,875,000    2,108,494
  Escambia Cnty., FL Hlth. Facs. Auth. RB,
   Azalea Trace Inc.:
   6.00%, 01/01/2015..........................  NR       2,905,000    2,574,789
   6.10%, 01/01/2019..........................  NR       2,250,000    1,950,682
  Gainesville & Hall Cnty., GA Dev. Auth. RB,
   Sr. Living Facs., Lanier Vlg. Estates, Ser.
   C, 7.25%, 11/15/2029.......................  NR       5,000,000    4,778,100
  Hialeah Gardens, FL IDA RB, Waterford
   Convalescent, Ser. A, 7.875%, 12/01/2007...  NR       1,370,000    1,423,937
  Homestead, FL IDA RB, Community
   Rehabilitation Providers Program, Ser. A,
   7.95%, 11/01/2018..........................  NR       3,115,000    3,164,342
  Jacksonville, FL Hlth. Facs. Auth. RB,
   Cypress Vlg. Proj.:
   7.00%, 12/01/2014..........................  NR       1,250,000    1,277,825
   7.00%, 12/01/2022..........................  NR       1,020,000    1,029,517
   Natl. Benevolant Assn. Cypress, 8.00%,
    12/01/2015................................  NR         500,000      538,385
  Lee Cnty., FL IDA Hlth. Care RB, Shell Point
   Vlg. Proj., 5.75%, 11/15/2011..............  BBB-     1,015,000      939,514
  Lee Cnty., FL IDA RB, Encore Nursing Ctr.,
   8.125%, 12/01/2007.........................  NR         680,000      711,953

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Continuing Care Retirement Community -
  continued
  Orange Cnty., FL Hlth. Facs. Auth. RB:
   Lakeside Apts., Inc., 6.50%, 07/01/2013....  BBB    $ 1,040,000 $  1,008,259
   Orlando Lutheran Tower:
   8.40%, 07/01/2014..........................  NR         395,000      424,349
   8.75%, 07/01/2026..........................  NR         370,000      400,299
  Palm Beach Cnty., FL HFA RB, Abbey Delray
   South Proj.:
   5.50%, 10/01/2011..........................  BBB      2,750,000    2,588,987
   5.50%, 10/01/2015..........................  BBB      2,500,000    2,259,125
  Pinellas Cnty., FL Hlth. Facs. Auth. RB,
   Sunshine Vlg. Nursing Home:
   6.75%, 10/01/2000..........................  NR         150,000      149,920
   7.00%, 10/01/2001..........................  NR         100,000       99,792
   7.25%, 10/01/2002..........................  NR         200,000      200,822
   8.00%, 10/01/2008..........................  NR       1,100,000    1,133,088
  Sarasota Cnty., FL Hlth. Facs. Auth. RB,
   Sunnyside Properties, 6.00%, 05/15/2010....  NR       1,000,000      933,620
  St. John's Cnty., FL IDA RB, Ser. A:
   Bayview Proj., Ser. A, 7.10%, 10/01/2026...  NR       2,500,000    2,447,550
   Glenmoor St. John's Proj.:
   Ser A, 8.00%, 01/01/2020...................  NR       5,000,000    4,945,900
   Ser. A, 8.00%, 01/01/2023..................  NR       6,000,000    5,913,120
   Vicars Landing Proj., Ser. A, 6.75%,
    02/15/2012................................  BBB-     2,510,000    2,455,207
  Volusia Cnty., FL IDA, First Mtge. RB,
   Bishop Glenn Proj., 7.625%,11/01/2026......  NR       2,000,000    2,336,360
                                                                   ------------
                                                                     47,793,936
                                                                   ------------
Education - 3.0%
  Pinellas Cnty., FL Edl. Facs. Auth. RB:
   Clearwater Christian College, 8.00%,
    02/01/2011................................  NR       3,145,000    3,406,223
   Eckerd College, 7.75%, 07/01/2014..........  NR         685,000      718,887
  Volusia Cnty., FL Edl. Facs. Auth. RB,
   Embry-Riddle Aero, Ser. A:
   5.75%, 10/15/2029..........................  NR       2,000,000    1,947,500
   6.125%, 10/15/2016.........................  NR       1,025,000    1,061,685
   6.125%, 10/15/2026.........................  NR       5,000,000    5,103,650
                                                                   ------------
                                                                     12,237,945
                                                                   ------------
General Obligation - Local - 1.0%
  Marshall Creek, FL CDD Spl. Assmt. RB:
   Ser. A, 7.65%, 05/01/2032..................  NR       2,000,000    2,036,140
   Ser. B, 6.75%, 05/01/2007..................  NR       2,000,000    2,014,660
                                                                   ------------
                                                                      4,050,800
                                                                   ------------
Hospital - 3.0%
  Cmnwlth. of Puerto Rico Indl., Tourist,
   Edl., Med. & Env. Ctl. Facs. RB, Mennonite
   General Hosp. Proj., Ser. A, 6.50%,
   07/01/2012.................................  BBB-       970,000      932,791
  Escambia Cnty., FL Hlth. Facs. Auth. RB,
   Baptist Hosp. Inc., Ser.B, 6.00%,
   10/01/2014 ................................  BBB+     1,500,000    1,406,430

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
  Jacksonville, FL Hlth. Facs. Auth. RB, First
   Mtge. Mental Hlth., Ser. A, 7.00%,
   10/01/2029.................................  NR     $ 3,940,000 $  3,705,649
  Leesburg, FL Hosp. RB, Leesburg Regl. Med.
   Ctr. Proj., Ser. A, 6.125%, 07/01/2018.....  A        3,110,000    3,158,298
  Palm Beach Cnty., FL IDA RB, Geriatric Care
   Inc. Proj., 6.55%, 12/01/2016..............  A+       1,500,000    1,575,375
  St. John's Cnty., FL IDA RB, Bayview Proj.,
   Ser. A, 7.00%, 10/01/2012..................  NR       1,125,000    1,111,849
                                                                   ------------
                                                                     11,890,392
                                                                   ------------
Housing - 19.3%
  Boynton Beach, FL MHRB, Clipper Cove Apts.,
   6.35%, 07/01/2016..........................  A+         750,000      768,885
  Broward Cnty., FL HFA RB, Ser. A, 7.35%,
   03/01/2023, (Insd. by GNMA)................  AAA        675,000      692,732
  Duval Cnty., FL HFA RB, St. Augustine Apts.
   Proj., 6.00%, 03/01/2021...................  A        4,820,000    4,822,892
  Escambia Cnty., FL HFA SFHRB, Multi-Cnty.
   Program, 6.85%, 10/01/2017.................  AAA        730,000      769,895
  Florida HFA RB:
   St. Cloud Vlg. Proj.:
   8.00%, 02/01/2030..........................  NR       1,395,000    1,371,620
   Ser. D, 5.95%, 02/01/2030..................  AAA      4,905,000    4,975,975
   Sunset Place, Ser. K-3, 6.50%, 10/01/2029..  BBB      1,200,000    1,151,616
   The Vineyards Proj., Ser. H, 6.50%,
    11/01/2025................................  BBB+     1,500,000    1,524,690
  Hillsborough Cnty., FL HFA, Clipper Cove
   Apts. Proj., Ser. A, 7.38%, 07/01/2040.....  NR       4,000,000    4,024,480
  Lee Cnty., FL HFA SFHRB, Multi-Cnty.
   Program: 6.85%, 03/01/2009.................  NR       2,475,000    2,659,734
   Ser. A, 7.20%, 03/01/2027..................  NR       2,010,000    2,154,056
   Ser. A, Sub. Ser. 2, 7.45%, 09/01/2027.....  AAA      1,845,000    2,052,101
   Ser. A, Sub. Ser. 2, 7.50%, 09/01/2027.....  AAA      4,415,000    4,952,615
  Leon Cnty., FL Ed'l. Facs. RB, Ser. A,
   8.25%, 05/01/2014, (Insd. by GNMA).........  NR       2,535,000    2,631,558
  Manatee Cnty., FL HFA SFHRB, Subser. 1,
   7.45%, 05/01/2027..........................  NR       2,250,000    2,451,780
  Orange Cnty., FL HFA MHRB, Ser. G:
   Brentwood Park Apts., Ser. G, 6.40%,
    07/01/2032................................  NR      10,140,000    9,525,820
   Hsg. Buena Vista Place II, Ser. I, 6.90%,
    07/01/2039................................  NR       2,845,000    2,674,101
   Hsg. Palm West Apts. Proj., Ser. B, 6.50%,
    03/01/2034................................  NR       2,900,000    2,647,816
   Hsg. Palms At Brentwood, Ser. K, 6.50%,
    12/01/2034................................  NR      14,925,000   13,635,480
  Orange Cnty., FL HFA SFHRB, Ser. B, 6.85%,
   10/01/2027, (Insd. by GNMA/FNMA)...........  AAA      1,095,000    1,149,159
  Palm Beach Cnty., FL HFA RB, Daughters of
   Charity, Ser. A, 7.60%, 03/01/2023, (Insd.
   by GNMA)...................................  NR       2,795,000    2,880,583
  Palm Beach Cnty., FL HFA SFHRB, Ser. A,
   6.50%, 10/01/2021, (Insd. by GNMA).........  NR       1,330,000    1,390,435

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
  Pinellas Cnty., FL HFA SFHRB, Multi Cnty.
   Prog.:
   6.00%, 09/01/2021..........................  NR     $ 2,220,000 $  2,258,561
   6.10%, 09/01/2026..........................  NR       1,250,000    1,279,850
  Polk Cnty., FL HFA SFHRB, 7.00%,
   09/01/2015.................................  NR         245,000      248,112
  Winter Haven, FL Hsg. Auth. MHRB, Abbey Lane
   Apts., Ser. C:
   7.00%, 07/01/2012, (Insd. by FNMA).........  NR         985,000    1,022,913
   7.00%, 07/01/2024, (Insd. by FNMA).........  NR       2,000,000    2,076,980
                                                                   ------------
                                                                     77,794,439
                                                                   ------------
Industrial Development Revenue - 16.3%
  Escambia Cnty., FL PCRB, Champion Intl.
   Corp. Proj.:
   6.40%, 09/01/2030..........................  NR       4,200,000    4,214,322
   6.90%, 08/01/2022..........................  BBB+     2,000,000    2,065,320
  Hernando Cnty., FL IDA RB, Crushed Stone
   Co., 8.50%, 12/01/2014.....................  NR       3,610,000    3,839,957
  Hillsborough Cnty., FL IDRB, Lakeshore
   Villas Proj.:
   6.75%, 07/01/2029..........................  NR       8,410,000    7,302,908
   Ser. A, 6.50%, 07/01/2029..................  NR       3,000,000    2,614,380
   Sr. Ser. A, 6.70%, 07/01/2021..............  NR       6,590,000    5,839,201
  Lake Cnty., FL Resource Recovery IDRB, NRG
   Recovery Group, Inc., Ser. 1993-A, 5.85%,
   10/01/2009.................................  BBB+     3,200,000    3,209,568
  Lee Cnty., FL IDA RB, Cypress Cove Hlth.
   Program:
   Ser. A, 6.25%, 10/01/2017..................  NR       3,290,000    2,949,649
   Ser. A, 6.375%, 10/01/2025.................  NR       6,575,000    5,797,375
   Ser. B, 5.875%, 10/01/2027.................  NR       1,155,000    1,131,415
  Maryland Energy Fin. Admin. Ltd. Obl. RB,
   Office Paper Sys., Inc.
   Proj., Ser. A, 7.50%, 09/01/2015...........  NR       4,555,000    4,412,019
  Mason Cnty., WV PCRB, Appalachian Pwr. Co.
   Proj., 6.85%, 06/01/2022...................  BBB+     3,000,000    3,042,990
  Navajo Cnty., AZ IDA RB, Stone Container
   Corp. Proj., 7.40%, 04/01/2026.............  NR       1,650,000    1,647,970
  North Springs, FL Impt. Dist. Spl. Assmt.
   RB:
   Ser. A, 7.00%, 05/01/2019..................  NR         300,000      304,392
   Heron Bay Proj., 7.00%, 05/01/2019.........  NR       1,905,000    1,932,889
   Parkland Isles Proj., Ser. B, 6.25%,
    05/01/2005................................  NR       3,775,000    3,765,563
   Wtr. Mgmt., Ser. A, 8.20%, 05/01/2024......  NR       1,240,000    1,377,144
  Ocean Hwy. & Port Auth., FL PCRB, Solid
   Wst., Jefferson Smurfit Corp., 6.50%,
   11/01/2006.................................  NR       2,605,000    2,567,514
  Polk Cnty., FL IDA RB, IMC Fertilizer, Ser.
   A, 7.525%, 01/01/2015......................  BBB      5,000,000    5,117,150
  Savannah, GA EDA RB, Stone Container Corp.
   Proj., 7.40%, 04/01/2026...................  NR       2,750,000    2,731,025
                                                                   ------------
                                                                     65,862,751
                                                                   ------------

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Miscellaneous Revenue - 1.7%
  Miami Beach, FL Redev. Agcy. Tax Increment
   RB, City Ctr. Historic Convention, Ser. B:
   6.25%, 12/01/2016..........................  BBB    $ 1,000,000 $  1,040,360
   6.35%, 12/01/2022..........................  BBB        500,000      521,970
  Orlando, FL Spl. Assmt. RB, Conroy Rd.
   Interchange Proj., Ser. A:
   5.50%, 05/01/2010..........................  NR       1,000,000      944,710
   5.80%, 05/01/2026..........................  NR       5,000,000    4,423,800
                                                                   ------------
                                                                      6,930,840
                                                                   ------------
Public Facilities - 3.8%
  Heritage Harbor, FL RB, 7.75%, 05/01/2019...  NR       2,930,000    2,872,982
  Heritage Isles, FL RB, 7.10%, 10/01/2022....  NR       4,000,000    3,722,120
  Stoneybrook, FL CDD Golf Course RB, 7.00%,
   10/01/2022.................................  NR       9,630,000    8,918,728
                                                                   ------------
                                                                     15,513,830
Special Tax - 4.0%
  Brevard Cnty., FL Tourist Dev. Tax RB,
   Marlin Spring, 6.875%,03/01/2013...........  NR       1,000,000    1,009,010
  Dulles Town, VA CDA Spl. Assmt. RB, Dulles
   Town Ctr. Proj., 6.25%, 03/01/2026.........  NR       3,000,000    2,874,840
  Frederick Cnty., MD Spl. Obl. RB, Urbana
   CDA, 6.625%, 07/01/2025....................  NR       2,500,000    2,435,900
  Northern Palm Beach Cnty., FL Wtr. Ctl. &
   Impt. Dist. RB, Unit Dev. No. 9A, Ser. A,
   7.20%, 08/01/2016..........................  NR       2,500,000    2,670,000
  Quantum, FL CDD Spl. Assmt. RB, 7.75%,
   03/01/2014.................................  NR       1,355,000    1,406,978
  Virgin Islands Pub. Fin. Auth. RB, Sr. Lien,
   Ser. A, 5.50%, 10/01/2018..................  BBB-     6,000,000    5,715,840
                                                                   ------------
                                                                     16,112,568
                                                                   ------------
Utility - 2.4%
  Crossings at Fleming Island, FL CDD Util.
   RB:
   6.75%, 10/01/2025..........................  NR       1,525,000    1,501,347
   7.375%, 10/01/2019.........................  NR       1,080,000    1,118,945
  Maricopa Cnty., AZ PCRB, 6.375%,
   08/01/2015.................................  BB+      5,000,000    5,004,050
  St. Lucie West Svcs. Dist., FL Utility RB,
   6.00%, 10/01/2022, (Insd. by MBIA).........  AAA      2,000,000    2,123,640
                                                                   ------------
                                                                      9,747,982
                                                                   ------------
Water & Sewer - 5.9%
  Maine Fin. Auth. Solid Wst. Disposal RB,
   Boise Cascade Corp. Proj., 7.90%,
   06/01/2015.................................  BB+      1,500,000    1,531,335
  Northern Palm Beach Cnty., FL Wtr. Ctl. &
   Impt. Dist. RB:
   Unit Dev. No. 5B, 6.00%, 08/01/2025........  NR       2,015,000    1,932,063
   Unit Dev. No. 9B:
   5.90%, 08/01/2019..........................  NR       1,000,000      963,560
   6.00%, 08/01/2029..........................  NR       1,500,000    1,430,790

                                   EVERGREEN
                    Florida High Income Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Water & Sewer - continued
  Polk Cnty., FL IDA RB, Tampa Elec. Co.
   Proj., 5.85%, 12/01/2030...................  A1+    $ 2,000,000 $  2,034,200
  Seminole, FL Wtr. Ctl. Dist. Spl. Assmt. RB,
   Unit of Dev. No. 2, 7.25%, 08/01/2022......  NR       1,830,000    1,862,849
  St. Lucie West Svcs. Dist., FL Utility RB,
   7.00%, 10/01/2010..........................  NR       9,855,000    9,953,451
  Wabash, IN Solid Wst. Disposal RB, Jefferson
   Smurfit Corp. Proj., 7.50%, 06/01/2026.....  NR       4,000,000    4,021,880
                                                                   ------------
                                                                     23,730,128
                                                                   ------------
    Total Municipal Obligations (cost
     $399,179,890)............................                      392,869,473
                                                                   ------------

                                    Shares      Value
SHORT-TERM INVESTMENTS - 0.4%
MUTUAL FUND SHARES - 0.4%
  Federated Municipal Obligations
   Fund (Cost $1,657,000)........  1,657,000    1,657,000
                                             ------------
Total Investments - (cost $400,836,890) -
  97.9%....................................   394,526,473
Other Assets and Liabilities - 2.1%........     8,665,096
                                             ------------
Net Assets - 100.0%........................  $403,191,569
                                             ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Florida Municipal Bond Fund
                            Schedule of Investments
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - 98.4%
Airport - 3.0%
  Florida Ports Fin. Commission RB, State
   Trans. Trust Fund Intermodal:
   5.50%, 10/01/2010, (Insd. by FGIC)..........  AAA    $1,840,000 $  1,922,469
   5.50%, 10/01/2011, (Insd. by FGIC)..........  AAA     3,570,000    3,720,297
   5.50%, 10/01/2012, (Insd. by FGIC)..........  AAA     3,455,000    3,570,742
  Hillsborough Cnty., FL Aviation RB, Tampa
   Int'l. Arpt., Ser. A, 5.50%, 10/01/2008.....  AAA     6,470,000    6,747,757
                                                                   ------------
                                                                     15,961,265
                                                                   ------------
Community Development District - 1.4%
  Grand Haven, FL CDD, Spl. Assmt. RB, 6.30%,
   05/01/2002..................................  NR      7,240,000    7,270,915
                                                                   ------------
Continuing Care Retirement Community - 5.4%
  Collier Cnty., FL Hlth. Facs. Auth. RB:
   6.25%, 12/01/2007...........................  A-        700,000      721,266
   6.375%, 12/01/2008..........................  A-        700,000      723,772
   The Moorings, Inc. Proj., 7.00%,
    12/01/2019.................................  A-        500,000      517,890
  Connecticut Dev. Auth. RB, Church Homes, Inc.
   Proj., 5.80%, 04/01/2021....................  BBB     1,550,000    1,314,385
  Escambia Cnty., FL Hlth. Facs. Auth. RB,
   Azalea Trace Inc.:
   6.00%, 01/01/2015...........................  NR      2,560,000    2,269,005
   6.10%, 01/01/2019...........................  NR      1,310,000    1,135,730
  Jacksonville FL Hlth. Facs. Auth. IDRB:
   Cypress Vlg.:
   7.00%, 03/01/2020...........................  NR      1,290,000    1,302,784
   7.05%, 03/01/2024...........................  NR        825,000      822,657
   Natl. Benevolent-Cypress Vlg., 6.40%,
    12/01/2016.................................  NR      1,825,000    1,764,045
  Lee Cnty., FL IDA Hlth. Care RB, Shell Point
   Vlg. Proj., Ser. A, 5.25%, 11/15/2004.......  BBB-    1,150,000    1,115,765
  Orange Cnty., FL Hlth. Facs. Auth. RB,
   Lakeside Alternatives, Inc., 6.50%,
   07/01/2013..................................  BBB     3,000,000    2,908,440
  Palm Beach Cnty., FL HFA RB, Waterford Proj.,
   5.50%, 10/01/2015...........................  BBB     6,750,000    6,099,637
  Palm Beach Cnty., FL Hlth. Facs. Auth. RB:
   Abbey Delray South Proj., 5.20%,
    10/01/2006.................................  BBB       975,000      948,772
   Waterford Proj.:
   4.80%, 10/01/2002...........................  BBB       795,000      789,507
   5.00%, 10/01/2003...........................  BBB       635,000      627,666
   5.00%, 10/01/2004...........................  BBB       875,000      857,998
   5.10%, 10/01/2005...........................  BBB       920,000      898,536
   5.20%, 10/01/2006...........................  BBB       965,000      939,042
   5.30%, 10/01/2007...........................  BBB       990,000      960,241
  Sarasota Cnty., FL Hlth. Facs. Auth. RB,
   Sunnyside Property, 6.00%, 05/15/2010.......  NR      1,800,000    1,680,516
                                                                   ------------
                                                                     28,397,654
                                                                   ------------

                                   EVERGREEN
                          Florida Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Education - 5.5%
  Broward Cnty., FL Edl. Facs. Auth. RB:
   6.25%, 04/01/2013............................   AA    $2,955,000 $  3,234,602
   6.25%, 04/01/2015............................   AA     2,290,000    2,478,467
  Broward Cnty., FL Hlth. Facs. Auth. RB:
   5.25%, 08/15/2010............................   NR     4,660,000    4,779,762
   5.50%, 08/15/2014............................   NR     3,730,000    3,831,941
  Dade Cnty., FL Edl. Facs. Auth. RB, St. Thomas
   Univ.:
   6.00%, 01/01/2010, (LOC: Sun Bank Miami).....   AA-    2,000,000    2,116,020
   6.00%, 01/01/2014, (LOC: Sun Bank Miami).....   AA-    2,000,000    2,091,500
  Miami Dade Cnty., FL Edl. Facs. Auth. RB, Ser.
   A, 5.75%, 04/01/2012, (Insd. by AMBAC).......   AAA    2,950,000    3,170,070
  Pinellas Cnty., FL Edl. Facs. Auth. RB, Barry
   Univ. Proj.:
   4.65%, 10/01/2004............................   BBB      410,000      401,681
   4.90%, 10/01/2007............................   BBB      470,000      455,867
   4.95%, 10/01/2008............................   BBB      495,000      478,561
  Volusia Cnty., FL Edl. Facs. Auth. RB, Embry-
   Riddle Aero:
   Ser. A, 6.125%, 10/15/2016...................   NR     3,500,000    3,625,265
   Ser. A, 6.125%, 10/15/2026...................   NR     2,600,000    2,653,898
                                                                    ------------
                                                                      29,317,634
                                                                    ------------
Electric Revenue - 1.9%
  Lakeland, FL Elec. & Wtr. RB, Energy Sys.
   First Lien:
   6.05%, 10/01/2010, (Insd. by FSA)............   AAA    5,000,000    5,532,650
   6.55%, 10/01/2007, (Insd. by FSA)............   AAA    4,000,000    4,463,720
                                                                    ------------
                                                                       9,996,370
                                                                    ------------
Escrow - 10.7%
  Florida, Board of Ed. Capital Outlay, Pub. Ed.
   GO, Ser. C, 7.00%, 06/01/2004................   AAA    1,250,000    1,265,175
  Hialeah, FL Hsg. Auth. RB, Muni. Hsg., 9.50%,
   11/01/2021...................................   AAA   12,505,000   16,005,400
  Leon Cnty., FL Edl. Facs. Auth. COP:
   9.00%, 09/01/2004............................   AAA    1,045,000    1,219,139
   9.00%, 09/01/2005............................   AAA    1,140,000    1,370,246
   9.00%, 09/01/2006............................   AAA    1,245,000    1,536,006
   9.00%, 09/01/2007............................   AAA    1,355,000    1,711,162
   9.00%, 09/01/2008............................   AAA    1,475,000    1,904,151
   9.00%, 09/01/2009............................   AAA    1,610,000    2,118,889
   9.00%, 09/01/2010............................   AAA    1,755,000    2,348,295
   9.00%, 09/01/2011............................   AAA    1,915,000    2,590,286
   9.00%, 09/01/2012............................   AAA    2,085,000    2,846,796
   9.00%, 09/01/2013............................   AAA    2,275,000    3,129,263
  Orange Cnty., FL Hlth. Facs. Auth. RB:
   5.30%, 10/01/2006............................   AAA    5,225,000    5,445,077
   5.50%, 10/01/2008............................   AAA    5,785,000    6,132,910
   5.70%, 10/01/2011............................   AAA    2,000,000    2,149,660
  Pasco Cnty., FL Hlth. Facs. Auth., Hosp. RB,
   5.60%, 10/01/2010............................   AAA    5,000,000    5,184,200
                                                                    ------------
                                                                      56,956,655
                                                                    ------------

                                   EVERGREEN
                          Florida Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
General Obligation - Local - 3.2%
  Broward Cnty., FL GO, Ser. C, 6.00%,
   01/01/2004..................................  AA     $3,000,000 $  3,113,520
  Broward Cnty., FL Sch. Dist. GO, 5.40%,
   02/15/2005..................................  AA-     3,000,000    3,112,740
  Duval Cnty., FL Sch. Dist. GO, 5.90%,
   08/01/2002, (Insd. by AMBAC)................  AAA     3,000,000    3,073,740
  Flagler Cnty., FL Sch. Dist. GO, 5.85%,
   09/01/2002..................................  AAA     2,500,000    2,547,750
  Palm Beach Cnty., FL GO, 6.50%, 07/01/2010...  AA      1,880,000    2,143,877
  Seminole Cnty., FL GO, Sch. Dist., 6.00%,
   08/01/2003, (Insd. by MBIA).................  AAA     3,000,000    3,128,250
                                                                   ------------
                                                                     17,119,877
                                                                   ------------
General Obligation - State - 1.0%
  Broward Cnty., FL Expressway Auth. GO,
   9.875%, 07/01/2009..........................  AA+     4,000,000    5,253,440
                                                                   ------------
Hospital - 19.5%
  Alachua Cnty., FL Hlth. Facs. Auth. RB,
   Shands Teaching Hosp., Ser. A, 6.25%,
   12/01/2016, (Insd. by MBIA).................  AAA     4,000,000    4,412,640
  Baker Cnty., FL Hosp. Auth. Hlth. Facs. RB:
   4.10%, 12/01/2001...........................  A         285,000      282,267
   4.60%, 12/01/2006...........................  A         200,000      191,510
  Brevard Cnty., FL Hlth. Facs. Auth. RB:
   Courtenay Springs Vlg., 7.375%, 11/15/2004..  NR        625,000      659,481
   Windover Oaks, 6.90%, 02/01/2027, (Insd. by
    FNMA)......................................  AAA     3,750,000    4,062,863
  Escambia Cnty., FL Hlth. Facs. Auth. RB,
   Baptist Hosp. Inc., Ser. B, 6.00%,
   10/01/2014..................................  BBB+    2,950,000    2,765,979
  Halifax, FL Hosp. Med. Ctr. Hlth. Care Facs.
   RB:
   4.60%, 04/01/2008...........................  A       1,080,000    1,020,341
   Mgmt. Sys.:
   4.40%, 04/01/2004...........................  A         580,000      562,959
   4.50%, 04/01/2005...........................  A       1,000,000      965,810
  Hillsborough Cnty., FL Hosp. Auth. RB,
   6.375%, 10/01/2013..........................  AAA     3,440,000    3,611,863
  Hillsborough Cnty., FL Idl. Dev. RB, Health
   Facs. Proj. Univ. Community Hosp., 4.90%,
   08/15/2007..................................  BBB+    1,750,000    1,639,505
  Jacksonville FL Hlth. Facs. Auth. Hospital:
   Charity Obl. Group,:
   Ser. C, 5.75%, 08/15/2012...................  NR      4,300,000    4,567,632
   Ser. C, 5.75%, 08/15/2013...................  NR      4,550,000    4,833,192
   Ser. C, 5.75%, 08/15/2014...................  NR      2,810,000    2,984,894
   Ser. C, 5.75%, 08/15/2015...................  NR      2,090,000    2,220,082
   St. Luke's Hosp. Assn. Proj., 7.125%,
    11/15/2020.................................  AA+     9,500,000    9,947,925
  Jacksonville FL Hlth. Facs. Auth. IDRB, Natl.
   Benevolent-Cypress Vlg., 6.25%, 12/01/2026..  NR      1,245,000    1,107,540
  Lee Cnty., FL IDA Hlth. Care RB, Shell Point
   Vlg. Proj., Ser. A, 5.75%, 11/15/2014.......  BBB-    1,535,000    1,379,412

                                   EVERGREEN
                          Florida Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                                         Credit  Principal
                                                                         Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
  Leesburg, FL Hosp. RB, Leesburg Regl. Med. Ctr. Proj.:
   Ser. A, 5.60%, 07/01/2008............................................  A      $5,000,000 $  5,126,950
   Ser. A, 5.625%, 07/01/2013...........................................  A       1,515,000    1,519,636
   Ser. A, 5.70%, 07/01/2018............................................  A       4,890,000    4,788,875
   Ser. A, 6.125%, 07/01/2012...........................................  A       5,000,000    5,151,950
   Ser. A, 6.125%, 07/01/2018...........................................  A       3,000,000    3,046,590
  North Miami, FL Hlth. Facs. Auth. RB, Catholic Hlth. Svcs. Obl. Group,
   6.00%, 08/15/2016....................................................  NR      1,000,000    1,039,010
  Orange Cnty., FL Hlth. Facs. Auth. RB, Orlando Regl. Healthcare Sys.,
   5.75%, 10/01/2012, (Insd. by MBIA)...................................  AAA     8,010,000    8,513,188
  Palm Beach Cnty., FL Hlth. Facs. Auth. RB:
   4.80%, 10/01/2002....................................................  BBB       805,000      799,438
   5.00%, 10/01/2003....................................................  BBB       775,000      766,049
   5.00%, 10/01/2004....................................................  BBB       850,000      833,484
   5.10%, 10/01/2005....................................................  BBB       930,000      908,303
   9.50%, 08/01/2013....................................................  AAA     2,630,000    3,384,547
   Abbey Delray South Proj., 5.30%, 10/01/2007..........................  BBB     1,000,000      969,940
   Good Samaritan Hlth. Sys.:
   6.20%, 10/01/2011....................................................  NR      3,695,000    3,943,747
   6.30%, 10/01/2022....................................................  NR      6,000,000    6,421,020
  Palm Beach Cnty., FL IDA RB, Resource, Geriatric Care, Inc. Proj.,
   6.55%, 12/01/2016....................................................  A+      2,000,000    2,100,500
  Polk Cnty., FL IDA RB, Winter Haven Hosp. Remarketed,
   6.25%, 09/01/2015, (Insd. by MBIA)...................................  AAA     6,670,000    7,054,125
  Tallahassee, FL Hlth. Facs. RB, Tallahassee Mem. Regl. Med. Ctr.,
   6.625%, 12/01/2013, (Insd. by MBIA)..................................  AAA       200,000      216,892
                                                                                            ------------
                                                                                             103,800,139
                                                                                            ------------
Housing - 14.2%
  Broward Cnty., FL HFA RB, 7.125%, 03/01/2017, (Insd. by GNMA).........  AAA     1,070,000    1,094,086
  Dade Cnty., FL SFHRB, 7.00%, 03/01/2024...............................  NR        155,000      158,886
  Duval Cnty., FL HFA SFHRB:
   7.30%, 07/01/2011....................................................  AAA        55,000       56,724
   7.35%, 07/01/2024, (Insd. by GNMA)...................................  AAA       750,000      774,570
  Duval Cnty., FL Single Family Mtge. RB, 5.85%, 10/01/2027.............  NR      8,085,000    8,278,636
  Escambia Cnty., FL HFA Single Family Mtge., 5.75%, 10/01/2031.........  NR      5,750,000    5,840,103
  Florida Hsg. Fin. Agcy. RB:
   6.35%, 05/01/2026, (Insd. by GNMA)...................................  BBB+    1,635,000    1,682,726
   6.55%, 07/01/2017....................................................  AAA       635,000      656,006
   6.875%, 10/01/2012...................................................  AAA     1,895,000    1,921,321
   Homeownership Mtge., 7.50%, 09/01/2014...............................  AA         75,000       76,500
   Multifamily Hsg., 6.20%, 08/01/2016..................................  AAA     2,000,000    2,057,760
  Florida Hsg. Fin. Corp. RB:
   Ser. 4, 5.85%, 07/01/2031, (Insd. by FSA)............................  AAA     2,785,000    2,839,280
   Ser. 4, 6.00%, 01/01/2021, (Insd. by FSA)............................  AAA    10,940,000   11,242,491

                                   EVERGREEN
                          Florida Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
  Florida Hsg. Fin. Corp. RB - continued:
   Hsg. Sunset Place:
   Ser. 4, 5.15%, 10/01/2006..................  A      $   740,000 $    733,503
   Ser. 4, 5.50%, 10/01/2009..................  A          455,000      447,961
  Hialeah, FL Hsg. Auth. RB, Refunding Hsg.
   Patterson Pavilion, 5.15%, 05/01/2008......  NR       1,330,000    1,319,945
  Lee Cnty., FL HFA, SFHRB:
   7.00%, 09/01/2031..........................  NR       2,760,000    2,928,719
   Multi Cnty. Program:
   6.25%, 07/01/2019, (Insd. by GNMA).........  AAA        610,000      632,460
   6.50%, 03/01/2031..........................  NR       1,400,000    1,465,464
   7.125%, 03/01/2028.........................  NR         700,000      766,094
   7.20%, 03/01/2033..........................  NR       1,470,000    1,616,632
  Manatee Cnty., FL HFA Mtge. RB:
   Single Family, SubSer.1, 7.20%,
    05/01/2028................................  NR       1,675,000    1,855,297
   Single Family, SubSer.2, 7.00%,
    11/01/2027................................  NR       2,340,000    2,607,953
  Miami Dade Cnty., FL HFA RB, Villa Esperanza
   Apts. Proj., 4.90%,10/01/2011..............  A          805,000      753,206
  North Tampa, FL Hsg. Dev. Corp. RB, Country
   Oaks Apt., 6.90%, 01/01/2024, (Insd. by
   FNMA)......................................  NR       1,000,000    1,027,870
  Orange Cnty., FL HFA RB, 5.625%,
   09/01/2028.................................  NR       3,000,000    3,023,490
  Pasco Cnty., FL HFA RB, Multifamily Hsg.,
   Oak Trail Apts. Proj., 5.35%, 06/01/2027...  AA       3,695,000    3,699,323
  Pinellas Cnty., FL HFA MFHRB, Emerald Bay
   Apts., 5.35%, 04/01/2028...................  AAA      3,240,000    3,162,046
  Pinellas Cnty., FL HFA SFHRB:
   6.30%, 03/01/2029..........................  NR       5,265,000    5,406,734
   7.25%, 09/01/2029..........................  NR       1,000,000    1,112,700
   Multi Cnty. Program:
   5.95%, 03/01/2030..........................  NR       2,820,000    2,882,970
   7.20%, 09/01/2029..........................  NR       3,000,000    3,282,810
                                                                   ------------
                                                                     75,404,266
                                                                   ------------
Industrial Development Revenue - 8.3%
  Escambia Cnty., FL PCRB, Champion Intl.
   Corp. Proj.: 5.875%, 06/01/2022............  BBB+     5,455,000    5,144,992
   6.40%, 09/01/2030..........................  NR       1,500,000    1,505,115
  Lake Cnty., FL Resource Recovery IDRB, NRG
   Recovery Group, Inc.:
   Ser. 1993-A, 5.85%, 10/01/2009.............  BBB+     4,000,000    4,011,960
   Ser. A, 5.95%, 10/01/2013..................  BBB+     4,850,000    4,849,709
  Miami Dade Cnty., FL IDA RB, Spl. Facs.
   United Air Lines Inc. Proj., 6.05%,
   03/01/2035.................................  NR      15,755,000   15,890,808
  Polk Cnty., FL IDA RB, Cargill Fertilizer,
   Inc. Proj., 5.50%, 11/01/2009..............  A+      11,300,000   11,576,963
  St. Johns Cnty., FL IDA, 6.00%, 08/01/2008..  A-         945,000      971,092
                                                                   ------------
                                                                     43,950,639
                                                                   ------------

                                   EVERGREEN
                          Florida Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Miscellaneous Revenue - 1.8%
  Gulf Breeze, FL RB:
   5.15%, 12/01/2015...........................   AAA   $3,955,000 $  4,094,888
   5.40%, 12/01/2015...........................   AAA    1,620,000    1,675,112
   5.50%, 12/01/2020...........................   AAA    1,645,000    1,697,821
   5.70%, 12/01/2020...........................   AAA    2,095,000    2,152,613
                                                                   ------------
                                                                      9,620,434
                                                                   ------------
Public Facilities - 4.4%
  Florida Division Bond Fin. Dept. RB, Dept. of
   Env. Preservation 2000:
   5.25%, 07/01/2007, (Insd. by MBIA)..........   AAA    8,555,000    8,897,713
   6.00%, 07/01/2006, (Insd. by MBIA)..........   AAA    5,600,000    6,017,480
  Miami Beach, FL Redev. Agcy. Tax Increment
   RB, City Ctr. Historic Convention Vlg.:
   5.80%, 12/01/2013...........................   BBB    3,000,000    3,042,030
   5.875%, 12/01/2022..........................   BBB    2,000,000    2,002,380
  Palm Beach Cnty., FL Criminal Justice Facs.
   RB, 7.20%, 06/01/2015, (Insd. by FGIC)......   AAA    3,000,000    3,628,350
                                                                   ------------
                                                                     23,587,953
                                                                   ------------
Resource Recovery - 1.0%
  Dade Cnty., FL Solid Wst. Sys., Spl. Obl.,
   6.00%, 10/01/2006, (Insd. by AMBAC).........   AAA    5,000,000    5,367,550
                                                                   ------------
Sales Tax - 1.2%
  Jacksonville, FL Excise Taxes RB:
   Ser. B, 5.75%, 10/01/2012, (Insd. by FGIC)..   AAA    2,805,000    2,954,002
   Ser. B, 5.75%, 10/01/2013, (Insd. by FGIC)..   AAA    3,050,000    3,192,374
                                                                   ------------
                                                                      6,146,376
                                                                   ------------
Special Tax - 2.0%
  Florida Division Bond Fin. Dept. RB, 5.75%,
   07/01/2010..................................   AAA    6,475,000    6,811,182
  Miami Beach, FL Redev. Agcy. Tax Increment
   RB, City Ctr. Historic Convention Vlg.,
   5.625%, 12/01/2009..........................   BBB    2,000,000    2,038,280
  Northern Palm Beach Cnty., FL Wtr. Ctl. &
   Impt. Dist. RB:
   Unit Dev. No. 5D, 5.50%, 08/01/2015.........   NR       500,000      473,200
   Unit Dev. No. 9A, Ser. A, 7.20%,
    08/01/2016.................................   NR     1,300,000    1,388,400
                                                                   ------------
                                                                     10,711,062
                                                                   ------------
Transportation - 6.2%
  Dade Cnty., FL Aviation RB, Ser. W, 5.90%,
   10/01/2005, (Insd. by AMBAC)................   AAA   10,830,000   11,284,643
  Florida Turnpike Auth., Turnpike RB, Dept. of
   Trans., Ser. A,
   6.90%, 07/01/2002, (Insd. by AMBAC).........   AAA    2,000,000    2,079,120
  Orlando & Orange Cnty., FL Expressway Auth.
   RB:
   5.375%, 07/01/2010, (Insd. by AMBAC)........   AAA   10,000,000   10,266,400
   6.50%, 07/01/2011, (Insd. by FGIC)..........   AAA    4,550,000    5,197,101

                                   EVERGREEN
                          Florida Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Transportation - continued
  Orlando & Orange Cnty., FL Expressway Auth.
   RB - continued
   8.25%, 07/01/2015, (Insd. by FGIC)...........  AAA    $   40,000 $     52,639
  Volusia Cnty., FL Arpt. Sys. RB:
   6.35%, 10/01/2001............................  AAA       705,000      718,310
   6.45%, 10/01/2002............................  AAA       750,000      777,225
   6.55%, 10/01/2003............................  AAA       790,000      832,984
   6.65%, 10/01/2004............................  AAA       845,000      906,119
   6.75%, 10/01/2005............................  AAA       905,000      987,129
                                                                    ------------
                                                                      33,101,670
                                                                    ------------
Utility - 2.4%
  Gainesville, FL Util. Sys. RB:
   Ser. B, 6.50%, 10/01/2013....................  AA      4,800,000    5,500,032
   Ser. B, 7.50%, 10/01/2008....................  AA      3,000,000    3,570,450
   Ser. B, 7.50%, 10/01/2009....................  AA      3,000,000    3,615,090
                                                                    ------------
                                                                      12,685,572
                                                                    ------------
Water & Sewer - 5.3%
  Hillsborough Cnty., FL Utility RRB, Ser. A,
   7.00%, 08/01/2014............................  BBB+    2,415,000    2,506,215
  North Springs, FL Wtr. & Swr. RB, 6.50%,
   10/01/2016, (Insd. by MBIA)..................  AAA     1,335,000    1,443,282
  Northern Palm Beach Cnty., FL Impt.:
   Wtr. Ctl. & Impt. Unit Dev. Number 5B, 5.75%,
    08/01/2014..................................  NR      1,195,000    1,162,615
   Wtr. Ctl. & Impt. Unit Dev. Number 9B, 5.85%,
    08/01/2013..................................  NR      1,000,000      982,190
  Orlando, FL Util. Commission, Wtr. & Elec. RB,
   6.00%, 10/01/2010............................  AA      4,000,000    4,410,240
  Pembroke Pines, FL Cons. Util. Sys. RB, 6.25%,
   09/01/2004, (Insd. by FGIC)..................  AAA     2,500,000    2,619,400
  Reedy Creek, FL Impt. Dist., RB, 6.15%,
   06/01/2003, (Insd. by MBIA)..................  AAA       595,000      609,036
  Texas Gulf Coast Wst. Disposal Auth. RB,
   7.45%, 05/01/2026............................  BBB+    5,000,000    5,184,800
  Virgin Islands, Wtr. & Pwr. Auth. RB:
   5.125%, 07/01/2012...........................  NR      6,550,000    6,337,911
   5.375%, 07/01/2010...........................  NR      2,945,000    2,966,027
                                                                    ------------
                                                                      28,221,716
                                                                    ------------
    Total Municipal Obligations (cost
     $510,891,539)..............................                     522,871,187
                                                                    ------------
                                                           Shares      Value
SHORT-TERM INVESTMENTS - 0.2%
MUTUAL FUND SHARES - 0.2%
  Federated Municipal Obligations Fund..................  1,098,000    1,098,000
  Federated Tax Free Obligations Fund...................     68,000       68,000
                                                                    ------------
    Total Short-Term Investments (cost $1,166,000)......               1,166,000
                                                                    ------------
Total Investments - (cost $512,057,539) - 98.6%....................  524,037,187
Other Assets and Liabilities - 1.4%................................    7,395,769
                                                                    ------------
Net Assets - 100.0%................................................ $531,432,956
                                                                    ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                            Schedule of Investments
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - 99.3%
Airlines - 2.2%
  Fulton Cnty., GA Dev. Auth. Spl. Facs. RB,
   Delta Airlines, Inc. Proj., 5.30%,
   05/01/2013.................................. BBB-     $2,000,000 $ 1,858,380
                                                                    -----------
Airport - 4.0%
  Atlanta, GA Arpt. Facs. RB:
   Ser. A, 6.50%, 01/01/2006, (Insd. by
    AMBAC)..................................... AAA       2,000,000   2,180,720
   Ser. A, 6.50%, 01/01/2010, (Insd. by
    AMBAC)..................................... AAA       1,000,000   1,128,210
                                                                    -----------
                                                                      3,308,930
                                                                    -----------
Continuing Care Retirement Community - 6.0%
  Fulton Cnty., GA Residential Care Facs. RB:
   Canterbury Court Proj., 6.20%, 10/01/2019... BBB+      1,820,000   1,691,271
   Sr. Lien, RHA Assisted Living Buckhead, Ser.
    A, 6.90%, 07/01/2019....................... NR        1,500,000   1,353,360
  Gainesville & Hall Cnty., GA Dev. Auth. RB,
   Sr. Living Facs., Lanier Vlg. Estates:
   Ser. C, 6.75%, 11/15/2015................... NR        1,000,000     974,870
   Ser. C, 7.25%, 11/15/2029................... NR        1,000,000     955,620
                                                                    -----------
                                                                      4,975,121
                                                                    -----------
Education - 0.9%
  Georgia Private Colleges & Univ. Auth. RB,
   Emory Univ. Proj., Ser. A, 5.50%,
   11/01/2024.................................. AA          750,000     747,953
                                                                    -----------
Electric Revenue - 4.2%
  Georgia Muni. Elec. Auth. Pwr. RB:
   Ser. B, 6.25%, 01/01/2017, (Insd. by MBIA-
    IBC)....................................... AAA       1,000,000   1,101,720
   Ser. EE, 7.25%, 01/01/2024, (Insd. by
    AMBAC)..................................... AAA         400,000     497,160
  Monroe Cnty., GA Dev. Auth. PCRB, Oglethorpe
   Pwr. Corp., Ser. A, 6.70%, 01/01/2009,
   (Insd. by MBIA-IBC)......................... AAA       1,000,000   1,130,030
  Virgin Islands Wtr. & Pwr. Auth. Elec. Sys.
   RB, 5.25%, 07/01/2008....................... NR          750,000     753,772
                                                                    -----------
                                                                      3,482,682
                                                                    -----------
Escrow - 1.7%
  Fulton Cnty., GA Wtr. & Swr. ETM RB, 6.375%,
   01/01/2014, (Insd. by FGIC)................. AAA         390,000     438,454
  Metro. Atlanta, GA Rapid Transit Auth. Sales
   Tax RB, Ser. D, 7.00%, 07/01/2011, (Insd. by
   FGIC)....................................... AAA         830,000     983,558
                                                                    -----------
                                                                      1,422,012
                                                                    -----------
General Obligation - Local - 19.0%
  Cartersville, GA GO, 6.70%, 01/01/2012....... A           120,000     136,117
  DeKalb Cnty., GA Sch. Dist. GO, Ser. A,
   6.25%, 07/01/2011........................... AA          500,000     561,100
  Effingham Cnty., GA Sch. Dist. GO:
   6.25%, 02/01/2007, (Insd. by MBIA).......... AAA       1,260,000   1,375,064
   6.25%, 02/01/2008, (Insd. by MBIA).......... AAA       1,160,000   1,276,777
   6.25%, 02/01/2009, (Insd. by MBIA).......... AAA         500,000     554,070

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
General Obligation - Local - continued
  Fayette Cnty., GA Sch. Dist. GO:
   6.125%, 03/01/2015..........................   A+     $  600,000 $   642,936
   6.25%, 03/01/2006...........................   A+      2,200,000   2,383,524
  Forsyth Cnty., GA Sch. Dist. GO:
   6.00%, 02/01/2014...........................   AA-     1,000,000   1,080,710
   6.75%, 07/01/2016...........................   AA-     1,000,000   1,158,030
  Gwinnett Cnty., GA Wtr. & Swr. COP, 8.60%,
   08/01/2003..................................   AAA     2,500,000   2,782,450
  Hall Cnty., GA Sch. Dist. GO:
   6.45%, 12/01/2009, (Insd. by AMBAC).........   AAA     1,210,000   1,324,720
   6.70%, 12/01/2014, (Insd. by AMBAC).........   AAA       500,000     552,200
  Peach Cnty., GA Sch. Dist. GO, 6.50%,
   02/01/2006, (Insd. by MBIA).................   AAA       525,000     573,636
  Washington Cnty., GA Sch. Dist. GO, 6.875%,
   01/01/2014, (Insd. by AMBAC)................   AAA     1,300,000   1,444,118
                                                                    -----------
                                                                     15,845,452
                                                                    -----------
General Obligation - State - 2.5%
  Forsyth Cnty., GA GO, 6.125%, 03/01/2017.....   AA-     1,000,000   1,075,580
  Georgia GO, Ser. B, 7.00%, 11/01/2008........   AAA     1,000,000   1,024,320
                                                                    -----------
                                                                      2,099,900
                                                                    -----------
Hospital - 15.3%
  Baldwin Cnty., GA Hosp. Auth. RB, Oconne
   Regl. Med. Ctr.:
   5.25%, 12/01/2012...........................   BBB     1,465,000   1,321,547
   5.35%, 12/01/2014...........................   BBB       565,000     498,443
   5.40%, 12/01/2015...........................   BBB       630,000     551,729
  Coffee Cnty., GA Hosp. Auth. RB, Coffee Regl.
   Med. Ctr., Ser. A, 6.75%, 12/01/2016........   NR      1,600,000   1,495,936
  Gainesville & Hall Cnty., GA Hosp. Auth. RB,
   Northeast GA Hlth. Sys., Inc. Proj., 6.00%,
   05/15/2014, (Insd. by MBIA).................   AAA     2,340,000   2,503,145
  Glynn-Brunswick, GA Mem. Hosp. Auth. RB,
   Southeast GA Hlth. Sys., Inc. Proj., 6.00%,
   08/01/2016, (Insd. by MBIA).................   AAA     2,050,000   2,151,147
  Med. Ctr. Hosp. Auth., GA RB, Columbus Regl.
   Healthcare Sys., 6.10%, 08/01/2014, (Insd.
   by MBIA)....................................   AAA     2,000,000   2,153,580
  Savannah, GA Hosp. Auth. RB, St. Joseph's
   Hosp. Proj.:
   6.125%, 07/01/2012..........................   NR      1,500,000   1,592,985
   6.20%, 07/01/2023...........................   NR        500,000     531,980
                                                                    -----------
                                                                     12,800,492
                                                                    -----------
Housing - 4.6%
  Clayton Cnty., GA Hsg. Auth. Mtge. RB,
   Multifamily Park Walk Apts., Ltd., 7.125%,
   12/01/2025, (Insd. by FHA & FNMA)...........   NR        500,000     528,735
  DeKalb Cnty., GA Hsg. Auth. MHRB:
   North Hill Apts. Proj., 6.625%, 01/01/2025,
    (Insd. by FNMA)............................   AAA     1,425,000   1,492,075
   The Lakes at Indian Creek Proj., 7.15%,
    01/01/2025, (Insd. by FSA).................   AAA       500,000     527,180

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                                      Credit  Principal
                                                                      Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
  Georgia Hsg. & Fin. Auth. RB:
   5.80%, 12/01/2021................................................   AAA    $1,000,000 $   998,440
   Ser. A-2, 6.55%, 12/01/2027, (Insd. by FHA & Gtd. by Veterans
    Administration Mtgs.)...........................................   AAA       265,000     269,322
                                                                                         -----------
                                                                                           3,815,752
                                                                                         -----------
Industrial Development Revenue - 9.3%
  Appling Cnty., GA Dev. Auth. PCRB, Oglethorpe Pwr. Corp.,
   Hatch Proj.:
   7.125%, 01/01/2015, (Insd. by MBIA)..............................   AAA     1,055,000   1,135,602
   7.15%, 01/01/2021, (Insd. by MBIA)...............................   AAA       500,000     537,780
  Brunswick & Glynn Cnty., GA Dev. Auth. RB, Georgia Pacific Corp.
   Proj., 5.55%, 03/01/2026.........................................   NR      2,000,000   1,803,860
  Camden Cnty., GA Joint Dev. Auth. PCRB, Union Carbide Corp. Proj.,
   5.00%, 01/01/2012................................................   BBB       300,000     271,908
  Cartersville, GA Dev. Auth. RB, Wtr. & Wastewater Facs. Anheuser-
   Busch Co., Inc., 7.40%, 11/01/2010...............................   A+      1,820,000   2,148,073
  Effingham Cnty., GA Dev. Auth. Solid Wst. Disp. RB, Fort James
   Proj., 5.625%, 07/01/2018........................................   BBB-    2,000,000   1,860,460
                                                                                         -----------
                                                                                           7,757,683
                                                                                         -----------
Public Facilities - 9.4%
  Butts Cnty., GA COP, 6.75%, 12/01/2014, (Insd. by MBIA)...........   AAA       300,000     326,157
  College Park, GA Business & IDA RB, Civic Ctr. Proj.:
   5.40%, 09/01/2012, (Insd. by AMBAC)..............................   AAA       350,000     363,930
   5.75%, 09/01/2020, (Insd. by AMBAC)..............................   AAA     1,825,000   1,884,130
   Ser. A, 5.70%, 09/01/2009, (Insd. by FSA)........................   AAA     1,000,000   1,074,220
   Ser. A, 5.75%, 09/01/2010, (Insd. by FSA)........................   AAA     1,470,000   1,578,868
  Fayette Cnty., GA Pub. Facs. Auth. RB, Criminal Justice Ctr.
   Proj., 6.25%, 06/01/2017.........................................   AA-       550,000     593,945
  Middle, GA Coliseum Auth. RB, GA Coliseum Proj., Ser. A,
   5.375%, 07/01/2014...............................................   AA      1,000,000   1,007,630
  Savannah, GA EDA RB, Mighty Eighth Air Force, 5.875%, 01/01/2012..   AA      1,000,000   1,041,870
                                                                                         -----------
                                                                                           7,870,750
                                                                                         -----------
Solid Waste - 1.1%
  Albany Dougherty, GA Payroll Dev. Auth. Solid Wst. Disp. RB,
   Proctor & Gamble Proj., 5.20%, 05/15/2028........................   AA      1,000,000     923,890
                                                                                         -----------
Special Tax - 2.0%
  Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.625%, 07/01/2025..   NR        750,000     730,770
  Virgin Islands Pub. Fin. Auth. RB, Sr. Lien, Ser. A,
   5.50%,10/01/2018.................................................   BBB-    1,000,000     952,640
                                                                                         -----------
                                                                                           1,683,410
                                                                                         -----------

                                   EVERGREEN
                          Georgia Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Transportation - 1.3%
  Metro. Atlanta, GA Rapid Transit Auth. Sales
   Tax RB, Ser. P, 6.25%, 07/01/2011, (Insd. by
   AMBAC)......................................   AAA    $1,000,000 $ 1,116,820
                                                                    -----------
Water & Sewer - 15.8%
  Clayton Cnty., GA Wtr. Auth. Wtr. & Swr. RB,
   6.25%, 05/01/2016...........................   AA      2,000,000   2,174,740
  Columbia Cnty., GA Wtr. & Swr. RB:
   6.25%, 06/01/2015, (Insd. by FGIC)..........   AAA     1,200,000   1,301,988
   6.25%, 06/01/2016, (Insd. by FGIC)..........   AAA     1,250,000   1,350,262
   6.25%, 06/01/2017, (Insd. by FGIC)..........   AAA     1,390,000   1,497,086
  Conyers, GA Wtr. & Swr. RB, Ser. A, 6.60%,
   07/01/2015, (Insd. by AMBAC)................   AAA     1,000,000   1,076,010
  Forsyth Cnty., GA Wtr. & Swr. Auth. RB,
   6.25%, 04/01/2017...........................   AA-     1,000,000   1,083,730
  Fulton Cnty., GA Wtr. & Swr. RB, 6.25%,
   01/01/2006, (Insd. by FGIC).................   AAA     1,420,000   1,533,075
  Gainesville, GA Wtr. & Swr. RB:
   5.25%, 11/15/2010, (Insd. by FGIC)..........   AAA     1,000,000   1,039,990
   Ser. B, 7.20%, 11/15/2010, (Insd. by FGIC)..   AAA     1,000,000   1,025,740
  Virgin Islands Wtr. & Pwr. Auth. Elec. Sys.
   RB, 5.30%, 07/01/2018.......................   NR      1,250,000   1,146,925
                                                                    -----------
                                                                     13,229,546
                                                                    -----------
    Total Municipal Obligations (cost
     $80,824,730)..............................                      82,938,773
                                                                    -----------

                                                           Shares      Value
SHORT-TERM INVESTMENTS - 1.0%
MUTUAL FUND SHARES - 1.0%
  Evergreen Select Municipal Money Market Fund
   (cost $890,126) o...........................             890,126     890,126
                                                                    -----------
Total Investments - (cost $81,714,856) - 100.3%.........             83,828,899
Other Assets and Liabilities - (0.3%)...................               (290,103)
                                                                    -----------
Net Assets - 100.0%.....................................            $83,538,796
                                                                    ===========

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Maryland Municipal Bond Fund
                            Schedule of Investments
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - 96.1%
Continuing Care Retirement Community - 7.5%
  Fulton Cnty., GA Residential Care Facs. RB,
   Sr. Lien, RHA Assisted Living Buckhead, Ser.
   A, 6.90%, 07/01/2019.........................  NR     $  500,000 $   451,120
  Maryland Hlth. & Higher Edl. Facs. Auth. RB:
   Catholic Hlth. Initiatives, 6.00%,
    12/01/2013..................................  AA-     1,200,000   1,271,076
   Refunding Pickersgill, Ser. A, 5.85%,
    01/01/2010..................................  A-        600,000     610,224
  New Jersey Healthcare Facs. Fin. Auth. RB,
   Robert Wood Johnson Univ. Hosp. Proj., 5.70%,
   07/01/2020...................................  A+        925,000     922,308
                                                                    -----------
                                                                      3,254,728
                                                                    -----------
Education - 5.1%
  Annapolis, MD EDRB, St. John's College Facs.,
   5.50%, 10/01/2018............................  BBB+    1,230,000   1,140,874
  Univ. of MD Sys. Auxilliary Facs. & Tuition
   RB:
   Ser. A, 5.40%, 04/01/2009....................  AA+     1,000,000   1,041,500
   Ser. A, 6.30%, 02/01/2009....................  AA+        50,000      51,402
                                                                    -----------
                                                                      2,233,776
                                                                    -----------
Electric Revenue - 3.1%
  Prince Georges Cnty., MD PCRB, Potomac Elec.
   Proj.,
   5.75%, 03/15/2010............................  A       1,250,000   1,334,088
                                                                    -----------
General Obligation - Local - 10.7%
  Anne Arundel Cnty., MD GO, 5.25%, 04/15/2010..  AA+       250,000     255,742
  Hagerstown, MD GO, 5.50%, 09/01/2009..........  NR        275,000     285,079
  Montgomery Cnty., MD GO, Ser. A, 5.375%,
   01/01/2007...................................  AAA     1,500,000   1,571,535
  Ocean City, MD GO, 5.50%, 03/15/2009, (Insd.
   by MBIA).....................................  AAA     1,000,000   1,040,570
  Prince Georges Cnty., MD GO:
   5.125%, 10/01/2012...........................  AA      1,240,000   1,262,890
   Stormwater Mgmt., 5.40%, 03/15/2007..........  AA        250,000     258,933
                                                                    -----------
                                                                      4,674,749
                                                                    -----------
General Obligation - State - 2.4%
  Maryland GO, State & Local Facs. Loan, 5.70%,
   03/15/2010...................................  AAA     1,000,000   1,058,310
                                                                    -----------
Hospital - 5.8%
  Maryland Hlth. & Higher Edl. Facs. Auth. RB:
   Calvert Mem. Hosp., 5.00%, 07/01/2019........  NR        300,000     267,954
   Doctors Cmnty. Hosp., Inc.:
   5.50%, 07/01/2024............................  BBB-      735,000     585,111
   5.75%, 07/01/2013............................  BBB-      400,000     352,816
   Union Hosp. of Cecil Cnty., 4.80%,
    07/01/2011..................................  NR        330,000     299,937
   Univ. of Maryland Med. Sys. Proj., 6.625%,
    07/01/2020..................................  NR      1,000,000   1,020,410
                                                                    -----------
                                                                      2,526,228
                                                                    -----------
Housing - 15.2%
  Chesapeake, VA Redev. & Hsg. Auth. MHRB, Ser.
   A,
   6.20%, 04/01/2028............................  NR        630,000     573,010

                                   EVERGREEN
                          Maryland Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
  Maryland CDA Dept. of Hsg. & Cmnty. Dev. RB:
   Ser. A, 6.875%, 06/01/2006, (Insd. by
    AMBAC)......................................   AAA   $  150,000 $   155,648
   Ser. D, 6.20%, 09/01/2020, (Insd. by FHA
    Mtges.).....................................   NR       750,000     773,220
   Ser. F, 5.90%, 09/01/2019....................   NR     1,000,000   1,006,240
   Ser. H, 5.65%, 09/01/2012, (Insd. by FHA)....   NR     1,365,000   1,394,934
  Maryland CDA Dept. of Hsg. & Cmnty. Dev.
   SFHRB:
   Ser. 3, 6.90%, 04/01/2005, (Insd. by FHA)....   NR       100,000     103,052
   Ser. 5, 5.40%, 04/01/2008....................   NR     1,470,000   1,516,776
  Montgomery Cnty., MD Single Family Mtge. RB,
   Ser. A,
   5.55%, 07/01/2014............................   NR     1,105,000   1,119,221
                                                                    -----------
                                                                      6,642,101
                                                                    -----------
Industrial Development Revenue - 10.7%
  Baltimore, MD Port Facs. RB, E.I. Dupont De
   Nemours Corp.,
   6.50%, 12/01/2010............................   AA-      800,000     845,552
  Calvert Cnty., MD PCRB, Baltimore Gas & Elec.
   Co. Proj.,
   5.55%, 07/15/2014............................   A      2,015,000   2,048,127
  Cecil Cnty., MD IDRB, Cargill, Inc. Proj.,
   5.25%, 03/01/2006............................   A+     1,000,000   1,030,780
  Maryland Energy Fin. Admin. Ltd. Obl. RB,
   Office Paper Sys., Inc. Proj., Ser. A, 7.50%,
   09/01/2015...................................   NR       750,000     726,457
                                                                    -----------
                                                                      4,650,916
                                                                    -----------
Lease - 5.0%
  Maryland Stadium Auth. Lease RB, Convention
   Ctr. Expansion Proj., 5.875%, 12/15/2011,
   (Insd. by AMBAC).............................   AAA    1,800,000   1,900,818
  Prince Georges Cnty., MD COP, Real Estate
   Acquistion Program, 5.90%, 09/15/2009, (Insd.
   by MBIA).....................................   AAA      250,000     265,362
                                                                    -----------
                                                                      2,166,180
                                                                    -----------
Pre-Refunded - 0.7%
  Howard Cnty., MD Prerefunded Cons. Pub. Impt.
   GO, Ser. A,
   5.25%, 08/15/2011............................   AAA      295,000     305,650
                                                                    -----------
Public Facilities - 2.3%
  Baltimore Cnty., MD Rev. Auth. RB, 5.25%,
   07/01/2008...................................   NR     1,000,000   1,021,300
                                                                    -----------
Special Tax - 4.6%
  Anne Arundel Cnty., MD Spl. Obl. RB, Arundel
   Mills Proj.,
   7.10%, 07/01/2029............................   NR     1,000,000   1,015,710
  Frederick Cnty., MD Spl. Obl. RB, Urbana CDA,
   6.625%, 07/01/2025...........................   NR     1,000,000     974,360
                                                                    -----------
                                                                      1,990,070
                                                                    -----------
Transportation - 7.1%
  District of Columbia Metro. Area Transit Auth.
   RB, 6.00%, 07/01/2010, (Insd. by FGIC).......   AAA      300,000     327,933

                                   EVERGREEN
                          Maryland Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Transportation - continued
  Maryland Trans. Auth. Spl. Obl. RB,
   Baltimore/Washington Intl. Arpt. Proj., Ser.
   A, 6.25%, 07/01/2014, (Insd. by FGIC)........   AAA   $1,750,000 $ 1,842,190
  Maryland Trans. Facs. Auth. RB, 5.80%,
   07/01/2006...................................   A+       850,000     904,289
                                                                    -----------
                                                                      3,074,412
                                                                    -----------
Water & Sewer - 15.9%
  Baltimore, MD Refunding Wtr. Proj. RB, Ser. A,
   5.80%, 07/01/2015, (Insd. by FGIC)...........   AAA    1,500,000   1,561,005
  Northeast, MD Wst. Disp. Auth. Solid Wst. RB,
   Montgomery Cnty. Resource Recovery Proj.,
   Ser. A, 6.30%, 07/01/2016....................   NR       740,000     761,978
  Virgin Islands Wtr. & Pwr. Auth. Elec. Sys.
   RB:
   5.125%, 07/01/2003...........................   NR       500,000     503,765
   5.30%, 07/01/2018............................   NR       750,000     688,155
  Washington, MD Suburban Sanitation Dist. GO,
   5.375%, 06/01/2011...........................   AA     1,600,000   1,639,216
  Washington, MD Suburban Sanitation Dist. Wtr.
   Supply RB,
   5.50%, 06/01/2010............................   AA     1,700,000   1,768,561
                                                                    -----------
                                                                      6,922,680
                                                                    -----------
    Total Municipal Obligations (cost
     $41,323,254)...............................                     41,855,188
                                                                    -----------

                                                           Shares      Value
SHORT-TERM INVESTMENTS - 4.7%
MUTUAL FUND SHARES - 4.7%
  Federated Municipal Obligations Fund..........          1,628,000   1,628,000
  Federated Tax Free Obligations Fund...........            414,000     414,000
                                                                    -----------
    Total Short-Term Investments (cost
     $2,042,000)................................                      2,042,000
                                                                    -----------
Total Investments - (cost $43,365,254) - 100.8%....................  43,897,188
Other Assets and Liabilities - (0.8%)..............................    (368,495)
                                                                    -----------
Net Assets - 100.0%................................................ $43,528,693
                                                                    ===========

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                            Schedule of Investments
                                August 31, 2000

                                              Credit   Principal
                                              Rating/\   Amount       Value
MUNICIPAL OBLIGATIONS - 97.1%
Airlines - 0.5%
  Cmnwlth. of Puerto Rico Port Auth. RB,
   American Airlines Proj.,
   Ser. A, 6.25%, 06/01/2026.................  BBB-   $  1,400,000 $  1,427,356
                                                                   ------------
Airport - 2.3%
  Charlotte, NC Airport RB:
   5.75%, 07/01/2012, (Insd. by MBIA)........  AAA       2,395,000    2,507,589
   5.875%, 07/01/2014, (Insd. by MBIA).......  AAA       1,000,000    1,043,480
   6.00%, 07/01/2015, (Insd. by MBIA)........  AAA       2,755,000    2,886,882
                                                                   ------------
                                                                      6,437,951
                                                                   ------------
Continuing Care Retirement Community - 5.8%
  North Carolina Med. Care Commission Hosp.
   RB:
   Deerfield Episcopal, 5.30%, 11/01/2004....  NR       11,595,000   11,339,446
   Glenaire Proj.:
    5.85%, 07/01/2027........................  NR        3,550,000    2,924,206
    5.75%, 07/01/2019........................  NR        2,000,000    1,666,420
                                                                   ------------
                                                                     15,930,072
                                                                   ------------
Education - 2.8%
  Iredell Cnty., RB Pub Facs., School
   Projects, 6.00%, 06/01/2016...............  NR        2,080,000    2,201,451
  North Carolina Student Edl. Assistance
   Auth. RB:
   6.05%, 07/01/2010.........................  NR        1,000,000    1,038,380
   6.30%, 07/01/2015.........................  NR        2,000,000    2,072,660
   6.35%, 07/01/2016.........................  NR        2,375,000    2,473,658
                                                                   ------------
                                                                      7,786,149
                                                                   ------------
Electric Revenue - 15.6%
  North Carolina Eastern Muni. Pwr. Agcy.,
   Pwr. Sys. RB:
   5.625%, 01/01/2014........................  AAA       7,850,000    8,040,676
   5.70%, 01/01/2013, (Insd. by MBIA)........  AAA       5,000,000    5,186,800
   6.00%, 01/01/2018, (Insd. by AMBAC).......  AAA       6,500,000    6,957,665
   6.50%, 01/01/2018.........................  BBB       3,750,000    3,896,475
   7.50%, 01/01/2010.........................  AAA       1,845,000    2,202,229
   Ser. B, 7.00%, 01/01/2013, (Insd. by
    MBIA)....................................  AAA       3,400,000    3,989,118
   Ser. C, 6.00%, 01/01/2022.................  BBB       5,000,000    4,836,150
  North Carolina Muni. Pwr. Agcy., Elec. RB,
   Catawba Elec.:
   7.25%, 01/01/2007, (Insd. by AMBAC).......  AAA       5,000,000    5,688,050
   10.50%, 01/01/2010........................  AAA       1,780,000    2,277,279
                                                                   ------------
                                                                     43,074,442
                                                                   ------------
Escrow - 2.5%
  Franklin Cnty., NC COP, 6.20%, 06/01/2004,
   (Insd. by FGIC)...........................  AAA       1,025,000    1,088,417
  North Carolina Eastern Muni. Pwr. Agcy.,
   Pwr. Sys. RB, 5.00%, 01/01/2021...........  AAA       5,000,000    4,772,400

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\   Amount      Value
MUNICIPAL OBLIGATIONS - continued
Escrow - continued
  North Carolina Med. Care Commission Hosp. RB,
   Presbyterian Hlth. Svcs. Co. Proj., 7.30%,
   10/01/2015..................................  NR     $  925,000 $    945,720
                                                                   ------------
                                                                      6,806,537
                                                                   ------------
General Obligation - Local - 13.2%
  Cumberland Cnty., NC GO:
   5.90%, 02/01/2010...........................  AA-     2,100,000    2,210,334
   5.90%, 02/01/2011...........................  AA-     2,100,000    2,210,334
   5.90%, 02/01/2012...........................  AA-     2,100,000    2,210,334
  Durham Cnty., NC GO, Pub. Impt. Bonds:
   5.80%, 02/01/2010...........................  AAA     2,400,000    2,545,152
   5.80%, 02/01/2011...........................  AAA     2,400,000    2,538,240
  Eden Cnty., NC GO, Refunding Water And Sewer:
   5.75%, 06/01/2002...........................  AAA       860,000      877,002
   5.75%, 06/01/2003...........................  AAA       855,000      880,060
   5.75%, 06/01/2004...........................  AAA       845,000      876,873
   5.75%, 06/01/2005...........................  AAA       835,000      872,233
   5.75%, 06/01/2006...........................  AAA       825,000      866,440
   5.75%, 06/01/2007...........................  AAA       815,000      857,682
  Mecklenburg Cnty., NC GO Pub. Impt. Bonds:
   5.00%, 04/01/2009...........................  AAA     6,500,000    6,673,160
   5.40%, 04/01/2008...........................  AAA     4,095,000    4,275,671
   5.40%, 04/01/2009...........................  AAA     5,000,000    5,212,150
  New Hanover Cnty., NC, Pub. Impt. GO Utah,
   5.75%, 11/01/2013...........................  AA-     3,000,000    3,217,050
                                                                   ------------
                                                                     36,322,715
                                                                   ------------
General Obligation - State - 3.3%
  Charlotte, NC GO, 5.00%, 02/01/2010..........  AAA     5,000,000    5,120,550
  Cmnwlth. of Puerto Rico GO:
   5.70%, 07/01/2003...........................  A-      1,000,000    1,045,580
   6.25%, 07/01/2009, (Insd. by MBIA)..........  AAA     2,535,000    2,876,997
                                                                   ------------
                                                                      9,043,127
                                                                   ------------
Hospital - 14.1%
  Charlotte, NC Mecklenberg Hosp. RB:
   5.75%, 01/01/2012...........................  AA      1,050,000    1,070,275
   NC Hlth. Care Sys., 6.00%, 01/01/2005.......  AA      1,000,000    1,036,130
  Cmnwlth. of Puerto Rico RB, Mennonite General
   Hosp. Proj.:
   5.625%, 07/01/2017..........................  BBB-    1,335,000    1,127,007
   5.625%, 07/01/2027..........................  BBB-      500,000      395,145
  Cumberland Cnty., NC Hosp. Facs. RB,
   Cumberland Cnty. Hosp. Sys. Inc.:
   5.00%, 10/01/2006...........................  A-      3,520,000    3,476,317
   5.25%, 10/01/2010...........................  A-      1,310,000    1,282,857
   5.25%, 10/01/2011...........................  A-        900,000      870,597

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
  North Carolina Med. Care Commission Hosp. RB:
   Carolina Medicorp Proj., 6.30%, 05/01/2001.. AA-     $  920,000 $    931,067
   Gaston Hlth. Care, 5.375%, 02/15/2011....... A+       2,630,000    2,646,385
   Grace Hosp. Inc.:
   5.25%, 10/01/2013........................... A+       3,825,000    3,698,354
   6.50%, 10/01/2005........................... A+       1,110,000    1,185,924
   6.50%, 10/01/2006........................... A+       1,180,000    1,267,957
   High Point Regl. Hlth. Sys., 5.50%,
    10/01/2008,
    (Insd. by AMBAC)........................... AAA      1,605,000    1,691,558
   Presbyterian Hlth. Svcs. Co. Proj., 6.125%,
    10/01/2014................................. NR         900,000      948,834
   Rex Hosp. Proj.:
   6.125%, 06/01/2010.......................... A+       2,500,000    2,656,725
   6.25%, 06/01/2017........................... A+       3,700,000    3,943,793
   Stanley Mem. Hosp. Proj.:
   5.375%, 10/01/2014, (Insd. by AMBAC)........ AAA      5,000,000    5,053,600
   6.50%, 10/01/2013........................... A        2,585,000    2,737,722
  North Carolina Med. Care Commission Hosp. RB,
   Transylvania Community Hosp. Inc.:
   4.90%, 10/01/2003........................... NR         155,000      152,681
   5.00%, 10/01/2004........................... NR         155,000      151,711
   5.00%, 10/01/2005........................... NR         175,000      169,748
   5.05%, 10/01/2006........................... NR         185,000      178,102
   5.15%, 10/01/2007........................... NR         190,000      182,037
   5.50%, 10/01/2012........................... NR       1,130,000    1,001,666
   5.75%, 10/01/2019........................... NR       1,090,000      919,862
                                                                   ------------
                                                                     38,776,054
                                                                   ------------
Housing - 16.4%
  Burlington, NC Burlington Homes RB, 6.00%,
   08/01/2009.................................. NR       1,090,000    1,106,383
  Charlotte, NC Hsg. Dev. Corp., RB, 6.60%,
   07/15/2021.................................. NR       1,380,000    1,405,171
  Durham Cnty., NC MHRB, Ivy Commons Proj.,
   8.00%, 03/01/2029........................... NR       2,750,000    2,707,567
  Fremont, NC Hsg. Dev. Corp. RB, Torhunta
   Apts., 6.75%, 07/15/2022, (Insd. by FHA).... NR         910,000      931,522
  North Carolina HFA RB:
   4.90%, 01/01/2024........................... AA       1,990,000    1,968,588
   5.35%, 07/01/2024........................... AA      10,060,000   10,039,075
   5.55%, 01/01/2025........................... AA       3,500,000    3,539,900
   5.95%, 01/01/2027........................... AA       3,000,000    3,077,430
   6.00%, 07/01/2011........................... AA       2,135,000    2,245,337
   6.10%, 07/01/2013........................... AA       2,390,000    2,496,211

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
  North Carolina Hsg. Fin. & Dev. Auth.,
   SFHRB:
   5.90%, 09/01/2013.......................... AA      $ 1,045,000 $  1,075,838
   6.15%, 03/01/2011.......................... AA        3,505,000    3,574,504
   6.20%, 09/01/2009.......................... AA          820,000      839,901
   7.05%, 09/01/2020.......................... AA          940,000      975,006
  Raleigh, NC Hsg. Auth. MHRB:
   Ser. A, 5.80%, 11/01/2019.................. A-        3,000,000    2,888,310
   Cedar Point Apts.:
   Ser. A, 5.10%, 11/01/2010.................. A-        3,170,000    3,079,211
   Ser. C, 7.00%, 11/01/2030.................. NR        3,600,000    3,359,232
                                                                   ------------
                                                                     45,309,186
                                                                   ------------
Industrial Development Revenue - 4.8%
  Craven Cnty., NC GO, Indl. Facs. & Pollution
   Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.,
   6.35%, 01/01/2010.......................... A         4,000,000    4,109,480
  Haywood Cnty., NC Indl. Facs. & Pollution
   Ctl. Fin. RB, Champion Intl. Corp. Proj.:
   6.00%, 03/01/2020.......................... NR        2,500,000    2,435,600
   6.25%, 09/01/2025.......................... NR        1,750,000    1,732,535
  Martin Cnty., NC, Indl. Facs. & Pollution
   Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.,
   6.80%, 05/01/2024.......................... A         4,750,000    4,901,050
                                                                   ------------
                                                                     13,178,665
                                                                   ------------
Lease - 5.7%
  Chapel Hill, NC Parking Facs., COP, 6.35%,
   12/01/2018................................. A+        1,000,000    1,041,340
  Charlotte, NC COP:
   6.00%, 06/01/2014.......................... AA+       1,475,000    1,532,112
   Cityfair Parking Fac. Proj., 6.125%,
    06/01/2010................................ AA        1,735,000    1,837,625
   Convention Parking Fac. Proj., 6.65%,
    12/01/2003, (Insd. by AMBAC).............. AAA       1,000,000    1,045,930
   Stadium Parking Fac. Proj., 6.00%,
    06/01/2010................................ AA+       1,245,000    1,309,616
  Durham Cnty., NC COP, New Durham Corp.:
   Ser. A, 5.25%, 12/01/2010.................. AA        1,160,000    1,206,550
   Ser. B, 5.25%, 12/01/2011.................. AA        1,485,000    1,534,614
  Greensboro, NC COP, Colliseum Arena
   Expansion Proj.:
   6.40%, 12/01/2001.......................... NR        1,000,000    1,024,100
   6.65%, 12/01/2004.......................... NR        1,100,000    1,151,348
  Harnett Cnty., NC COP:
   6.20%, 12/01/2009, (Insd. by AMBAC)........ AAA       2,900,000    3,106,219
   6.40%, 12/01/2014, (Insd. by AMBAC)........ AAA       1,000,000    1,079,920
                                                                   ------------
                                                                     15,869,374
                                                                   ------------

                                   EVERGREEN
                       North Carolina Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
MUNICIPAL OBLIGATIONS - continued
Pre-Refunded - 1.9%
  Cumberland Cnty., NC COP, Civic Ctr. Proj.,
   6.40%, 12/01/2024, (Insd. by AMBAC).........  AAA    $ 2,390,000 $  2,613,943
  Gastonia, NC Combined Util. Sys. RB:
   6.00%, 05/01/2014, (Insd. by MBIA)..........  AAA      1,000,000    1,070,970
   6.10%, 05/01/2019, (Insd. by MBIA)..........  AAA      1,505,000    1,616,852
                                                                    ------------
                                                                       5,301,765
                                                                    ------------
Public Facilities - 0.4%
  Pitt Cnty., NC COP Pub. Facs., 5.55%,
   04/01/2012,
   (Insd. by MBIA).............................  AAA      1,000,000    1,041,070
                                                                    ------------
Resource Recovery - 2.2%
  North Carolina Coastal Regl. Solid Wst. Mgmt.
   Auth., RB, Solid Wst. Disposal Sys., 6.50%,
   06/01/2008..................................  BBB+     1,000,000    1,053,620
  Pennsylvania EDA RB, Colver Proj. Ser. D,
   7.15%, 12/01/2018...........................  BBB-     5,000,000    5,120,300
                                                                    ------------
                                                                       6,173,920
                                                                    ------------
Sales Tax - 1.8%
  Virgin Islands, Pub. Fin. Auth. RB, 5.20%,
   10/01/2010..................................  BBB-     5,000,000    4,882,200
                                                                    ------------
Water & Sewer - 3.8%
  Fayetteville, NC Pub. Works Commission RB:
   6.75%, 03/01/2003, (Insd. by AMBAC).........  AAA      1,360,000    1,433,236
   Ser. A, 6.00%, 03/01/2012, (Insd. by FSA)...  AAA      2,000,000    2,078,740
  Greensboro, NC Combined Enterprise Sys. RB:
   5.20%, 06/01/2010...........................  AA-      1,615,000    1,656,424
   6.50%, 06/01/2002...........................  AA-        880,000      911,020
   6.50%, 06/01/2003...........................  AA-      1,050,000    1,105,881
  Texas Wtr. Dev. Board RB, 5.75%, 07/15/2016..  AAA      3,275,000    3,349,965
                                                                    ------------
                                                                      10,535,266
                                                                    ------------
    Total Municipal Obligations (cost
     $262,252,103).............................                      267,895,849
                                                                    ------------

                                                          Shares      Value
SHORT-TERM INVESTMENTS - 1.8%
MUTUAL FUND SHARES - 1.8%
  Federated Municipal Obligations Fund.................. 5,047,000    5,047,000
  Federated Tax Free Obligations Fund...................    11,000       11,000
                                                                   ------------
    Total Short-Term Investments (cost $5,058,000)......              5,058,000
                                                                   ------------
Total Investments - (cost $267,310,103) - 98.9%...................  272,953,849
Other Assets and Liabilities - 1.1%...............................    2,954,593
                                                                   ------------
Net Assets - 100.0%............................................... $275,908,442
                                                                   ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                       South Carolina Municipal Bond Fund
                            Schedule of Investments
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - 97.7%
Airport - 0.5%
  Horry Cnty., SC Arpt. RB, Ser. A, 5.60%,
   07/01/2017, (Insd. by FSA)...................   AAA   $  300,000 $   299,973
                                                                    -----------
Continuing Care Retirement Community - 1.5%
  Fulton Cnty., GA Residential Care Facs. RB,
   Sr. Lien, RHA Assisted Living Buckhead, Ser.
   A, 6.90%, 07/01/2019.........................   NR     1,000,000     902,240
                                                                    -----------
Education - 5.3%
  Clemson University, SC Univ. RB:
   6.00%, 05/01/2012, (Insd. by AMBAC)..........   AAA      540,000     584,247
   6.00%, 05/01/2013, (Insd. by AMBAC)..........   AAA    1,000,000   1,076,630
  Richland Cnty., SC Edl. Facs. RB, Benedict
   College Proj.,
   6.25%, 07/01/2014............................   AA     1,190,000   1,278,108
  South Carolina Edl. Assistance Auth. RB, Gtd.
   Student Loans,
   5.875%, 09/01/2007...........................   A        250,000     259,255
                                                                    -----------
                                                                      3,198,240
                                                                    -----------
Electric Revenue - 7.8%
  Piedmont, SC Muni. Pwr. Agcy., Elec. RB:
   6.10%, 01/01/2006, (Insd. by MBIA)...........   AAA    1,000,000   1,075,050
   6.25%, 01/01/2009, (Insd. by MBIA)...........   AAA    1,150,000   1,276,673
  South Carolina Pub. Svc. Auth. RB, Ser. B:
   5.70%, 01/01/2008, (Insd. by FGIC)...........   AAA    1,000,000   1,060,720
   6.50%, 01/01/2006, (Insd. by FGIC)...........   AAA    1,250,000   1,359,862
                                                                    -----------
                                                                      4,772,305
                                                                    -----------
Escrow - 0.8%
  Calhoun Cnty., SC Solid Wst. Disposal Facs.
   RB, Eastman Kodak Co. Proj., 6.75%,
   05/01/2017...................................   A+       400,000     457,384
                                                                    -----------
General Obligation - Local - 20.1%
  Anderson Cnty., SC GO, Sch. Dist. No. 002,
   Ser. B:
   5.25%, 03/01/2019............................   AA+    1,000,000     978,010
   6.00%, 03/01/2014............................   AA+    1,200,000   1,294,056
   6.00%, 03/01/2016............................   AA+    1,325,000   1,414,358
  Clover, SC GO, Sch. Dist. No. 002, York Cnty.,
   5.125%, 03/01/2012, (Insd. by MBIA)..........   AAA      700,000     707,651
  Cmnwlth. of Puerto Rico GO, 5.65%, 07/01/2015,
   (Insd. by MBIA)..............................   AAA    3,000,000   3,199,050
  Florence Cnty., SC GO, Sch. Dist. No. 001:
   5.80%, 05/01/2007, (Insd. by FGIC)...........   AAA    1,150,000   1,203,072
   5.80%, 05/01/2008, (Insd. by FGIC)...........   AAA    1,175,000   1,227,417
   5.80%, 05/01/2009, (Insd. by FGIC)...........   AAA    1,200,000   1,251,588
  Greenville, SC Mem. Auditorium Dist. GO, Bi-Lo
   Ctr. Proj.,
   5.75%, 04/01/2018, (Insd. by AMBAC)..........   AAA      400,000     430,668
  Laurens Cnty., SC GO, Sch. Dist. No. 055,
   5.50%, 03/01/2014............................   AAA      500,000     515,285
                                                                    -----------
                                                                     12,221,155
                                                                    -----------

                                   EVERGREEN
                       South Carolina Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
General Obligation - State - 5.4%
  Berkeley Cnty., SC Sch. Dist. GO, 5.375%,
   04/01/2015...................................  AA+    $1,000,000 $ 1,015,290
  Richland Cnty., SC GO, Sch. Dist. No. 001,
   5.75%, 03/01/2017............................  AA+     2,160,000   2,246,530
                                                                    -----------
                                                                      3,261,820
                                                                    -----------
Hospital - 14.5%
  Charleston Cnty., SC Hlth. Facs. RB, 1st Mtge.
   Episcopal Church Proj.:
   6.25%, 04/01/2019............................  NR        750,000     660,848
   7.125%, 04/01/2020...........................  NR        300,000     297,942
  Greenville, SC Hosp. Facs. RB, Ser. B, 5.60%,
   05/01/2010...................................  AA      1,115,000   1,151,349
  Loris, SC Community Hosp. RB, Ser. A, 5.50%,
   01/01/2016...................................  BBB     1,500,000   1,331,355
  Loris, SC Community Sch. Hosp. Dist. RB, Ser.
   B,
   5.625%, 01/01/2020...........................  BBB       500,000     424,425
  South Carolina Jobs EDA Hosp. Facs. RB:
   Anderson Area Med. Ctr.:
   5.50%, 02/01/2011, (Insd. by FSA)............  AAA       265,000     275,645
   5.625%, 02/01/2010, (Insd. by FSA)...........  AAA     1,050,000   1,106,826
   Georgetown Mem. Hosp., 6.00%, 11/01/2014.....  NR      1,600,000   1,695,040
  Spartanburg Cnty., SC Hlth. Svcs. Dist. Income
   RB, Ser. B,
   6.00%, 04/15/2007, (Insd. by MBIA)...........  AAA     1,755,000   1,879,324
                                                                    -----------
                                                                      8,822,754
                                                                    -----------
Housing - 12.6%
  Chesapeake, VA Redev. & Hsg. Auth. MHRB, Ser.
   A,
   6.20%, 04/01/2028............................  NR      1,260,000   1,146,020
  South Carolina Hsg. Fin. & Dev. Auth. MHRB:
   Hunting Ridge Apts., 6.75%, 06/01/2025.......  BBB+      265,000     273,226
   Runaway Bay Apts. Proj., 6.125%, 12/01/2015..  AA-       300,000     303,021
   Ser. A, 6.80%, 11/15/2011, (Coll. by FHA &
    Insd. by FNMA)..............................  NR        100,000     103,482
  South Carolina Hsg. Fin. & Dev. Auth. Mtge.
   RB:
   Heritage Ct. Apts., Ser. A:
   5.85%, 07/01/2010, (Insd. by FHA)............  NR        680,000     691,125
   6.15%, 07/01/2025, (Insd. by FHA)............  NR        595,000     597,886
   Ser. A:
   5.95%, 07/01/2029, (Insd. by AMBAC)..........  AAA       500,000     501,965
   6.35%, 07/01/2025, (Insd. by FHA)............  NR        585,000     593,073
   6.55%, 07/01/2015............................  NR         85,000      87,135
   Ser. B1, 5.75%, 07/01/2015, (Insd. by FSA)...  NR      3,300,000   3,361,281
                                                                    -----------
                                                                      7,658,214
                                                                    -----------
Industrial Development Revenue - 4.4%
  Darlington Cnty., SC IDRB:
   Nucor Corp. Proj., Ser. A, 5.75%,
    08/01/2023..................................  AA-       500,000     490,615
   Sonoco Products Co. Proj., 6.00%,
    04/01/2026..................................  A         750,000     743,175
  South Carolina Jobs EDA Hosp. Facs. RB, Oconee
   Mem. Hosp. Inc., 6.15%, 03/01/2015...........  AAA       200,000     208,932

                                   EVERGREEN
                       South Carolina Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                  Credit  Principal
                                                  Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Industrial Development Revenue - continued
  South Carolina Jobs EDA-IDRB, Plasti-Line, Inc.
   Proj.:
   5.50%, 07/01/2006, (LOC: Keybank, NA).........  A      $  220,000 $   222,631
   5.70%, 07/01/2009, (LOC: Keybank, NA).........  A         200,000     202,242
   5.80%, 07/01/2010, (LOC: Keybank, NA).........  A         190,000     192,387
   5.90%, 07/01/2011, (LOC: Keybank, NA).........  A         230,000     232,884
   6.25%, 07/01/2017, (LOC: Keybank, NA).........  A         400,000     403,612
                                                                     -----------
                                                                       2,696,478
                                                                     -----------
Resource Recovery - 7.5%
  Charleston Cnty., SC Resource Recovery RB,
   Foster Wheeler:
   5.15%, 01/01/2009, (Insd. by AMBAC)...........  AAA     3,000,000   3,040,350
   5.25%, 01/01/2010, (Insd. by AMBAC)...........  AAA     1,500,000   1,527,585
                                                                     -----------
                                                                       4,567,935
                                                                     -----------
Sales Tax - 2.3%
  Virgin Islands Pub. Fin. Auth. RB, Sr. Lien,
   Ser. A, 5.50%, 10/01/2018.....................  BBB-    1,500,000   1,428,960
                                                                     -----------
Special Tax - 1.2%
  Frederick Cnty., MD Spl. Obl. RB, Urbana CDA,
   6.625%, 07/01/2025............................  NR        750,000     730,770
                                                                     -----------
Water & Sewer - 13.8%
  Columbia, SC Wtrwks. & Swr. Sys. RB:
   6.00%, 02/01/2014.............................  AA      2,000,000   2,140,900
   6.00%, 02/01/2015.............................  AA      1,960,000   2,089,007
  Florence, SC Wtr. & Swr. RB, 7.50%, 03/01/2014,
   (Insd. by AMBAC)..............................  AAA       695,000     829,184
  Georgetown Cnty., SC Wtr. & Swr. Dist. RB,
   Refunding & Impt. Jr. Lien, 6.50%,
   06/01/2017....................................  NR        200,000     218,984
  Grand Strand, SC Wtrwrks. & Swr. Sys. Auth. RB,
   6.375%, 06/01/2012, (Insd. by MBIA)...........  AAA       750,000     845,715
  Greenwood, SC Combined Pub. Util. RB, Refunding
   & Impt., 5.50%,12/01/2008, (Insd. by AMBAC)...  AAA     1,000,000   1,036,290
  Virgin Islands, Wtr. & Pwr. Auth. Elec. Sys.
   RB, 5.25%, 07/01/2009.........................  NR      1,250,000   1,252,537
                                                                     -----------
                                                                       8,412,617
                                                                     -----------
    Total Municipal Obligations (cost
     $58,015,577)................................                     59,430,845
                                                                     -----------

                                                             Shares     Value
SHORT-TERM INVESTMENTS - 1.2%
MUTUAL FUND SHARES - 1.2%
  Federated Municipal Obligations Fund...................... 720,000     720,000
  Federated Tax Free Obligations Fund.......................   1,000       1,000
                                                                     -----------
    Total Short-Term Investments (cost $721,000)............             721,000
                                                                     -----------
Total Investments - (cost $58,736,577) - 98.9%......................  60,151,845
Other Assets and Liabilities - 1.1%.................................     642,623
                                                                     -----------
Net Assets - 100.0%................................................. $60,794,468
                                                                     ===========

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                            Schedule of Investments
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - 98.0%
Airport - 0.7%
  Charlottesville-Albemarle, VA Arpt. Auth. RB,
   6.125%, 12/01/2013.......................... BBB     $  250,000 $    253,623
  Chesapeake, VA Arpt. Auth. RB, 5.30%,
   08/01/2019.................................. A-       1,000,000      933,620
                                                                   ------------
                                                                      1,187,243
                                                                   ------------
Community Development District - 0.6%
  Frederick Cnty., MD Spl. Tax RB, Urbana CDA,
   6.25%, 07/01/2010........................... NR       1,000,000      964,370
                                                                   ------------
Continuing Care Retirement Community - 2.5%
  Albemarle Cnty., VA IDA RB, Residential Care
   Fac., Our Lady of Peace Inc.:
   5.75%, 07/01/2019........................... NR         500,000      413,745
   6.45%, 07/01/2015........................... NR         100,000       94,216
   6.625%, 07/01/2021.......................... NR         145,000      137,699
  Chesterfield Cnty., VA Hlth. Ctr. Community
   Mtge. RB, Lucy Nursing Home Proj., 5.875%,
   12/01/2021, (Coll. by GNMA)................. AAA        500,000      508,605
  Fulton Cnty., GA Residential Care Facs. RB,
   Sr. Lien, RHA Assisted Living Buckhead, Ser.
   A, 6.90%, 07/01/2019........................ NR       1,000,000      902,240
  James City Cnty., VA IDA RB, Residential Care
   Fac., Williamsburg Landing, Inc., 6.625%,
   03/01/2023.................................. NR       1,000,000      969,920
  Virginia Beach, VA Dev. Auth. Hlth. Care Fac.
   RB., Sentara Hlth.Sys., 5.25%, 11/01/2015... AA       1,250,000    1,221,800
                                                                   ------------
                                                                      4,248,225
                                                                   ------------
Education - 3.6%
  Virginia College, VA Edl. Fac. Bldg. Auth.
   RB, Hampton Univ. Proj., 5.75%, 04/01/2014.. A+         750,000      765,368
  Virginia Pub. Sch. Auth. RB:
   Ser. A, 6.125%, 08/01/2012.................. AA       4,000,000    4,271,200
   Ser. A, 6.20%, 08/01/2014................... AA         200,000      213,350
   Spl. Obl. York Cnty., 5.90%, 07/15/2013..... AA         850,000      887,230
                                                                   ------------
                                                                      6,137,148
                                                                   ------------
Escrow - 0.5%
  Henrico Cnty., VA Wtr. & Swr. RB, 5.70%,
   05/01/2008.................................. AA-        715,000      758,050
                                                                   ------------
General Obligation - Local - 23.8%
  Arlington Cnty., VA GO, 5.90%, 08/01/2010.... AAA      1,000,000    1,070,620
  Chesapeake, VA Pub. Impt. GO, 5.375%,
   05/01/2010.................................. AA       3,000,000    3,128,880
  Chesterfield Cnty., VA GO:
   5.25%, 03/01/2010........................... AAA      2,000,000    2,045,780
   5.375%, 01/15/2011.......................... AAA      1,375,000    1,437,205
   5.75%, 01/15/2016........................... AAA      1,700,000    1,778,829
   5.75%, 01/15/2017........................... AAA      1,000,000    1,041,830
   Ser. B, 6.70%, 01/01/2006................... AAA      1,000,000    1,027,690

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
General Obligation - Local - continued
  Culpeper Cnty., VA Sch. Auth. GO, 6.00%,
   01/15/2019,
   (Insd. by FSA).............................. AAA     $1,640,000 $  1,733,267
  Hampton, VA GO:
   6.00%, 01/15/2008........................... AA         500,000      538,705
   Pub. Impt., 5.75%, 02/01/2013............... AA       1,125,000    1,200,701
  King George Cnty., VA IDA Lease RB, King
   George Cnty. Sch. Proj., 6.40%, 08/01/2016.. NR         700,000      713,251
  Loudoun Cnty., VA GO, Ser. A, 5.50%,
   10/01/2007.................................. AA       1,000,000    1,043,100
  Lynchburg, VA Pub. Impt. RB:
   5.40%, 06/01/2015........................... AA         590,000      599,186
   5.50%, 06/01/2017........................... AA         670,000      678,623
  Newport News, VA GO, 5.75%, 01/15/2017....... AA       1,940,000    2,006,232
  Newport News, VA IDA RB, VA Advanced
   Shipbuilding Carrier,
   5.50%, 09/01/2010........................... AA+      1,000,000    1,060,790
  Norfolk, VA GO:
   5.25%, 06/01/2011........................... AA       3,000,000    3,068,130
   5.70%, 06/01/2008, (Insd. by MBIA).......... AAA      2,000,000    2,110,620
  Northampton Cnty., VA GO, Ser. A, 5.30%,
   07/15/2018,
   (Insd. by FSA).............................. AAA      1,300,000    1,258,790
  Prince William Cnty., VA GO, Impt. &
   Refunding, Ser. A, 6.20%,12/01/2011 ........ NR         700,000      717,150
  Roanoke, VA Pub. Impt. GO:
   6.00%, 10/01/2013........................... AA       1,730,000    1,881,911
   6.00%, 10/01/2014........................... AA       1,835,000    1,983,103
   6.00%, 10/01/2015........................... AA       1,950,000    2,097,088
   6.00%, 10/01/2016........................... AA       2,070,000    2,213,472
  Suffolk, VA GO:
   5.70%, 06/01/2010, (Insd. by AMBAC)......... AAA        250,000      265,728
   5.90%, 06/01/2013, (Insd. by AMBAC)......... AAA        750,000      795,832
  Virginia Beach, VA GO:
   5.40%, 07/15/2009........................... AA       1,575,000    1,662,334
   6.00%, 09/01/2009........................... AA       1,000,000    1,074,520
                                                                   ------------
                                                                     40,233,367
                                                                   ------------
General Obligation - State - 0.8%
  Cmnwlth. of Puerto Rico GO, Ser. A, 6.25%,
   07/01/2013,
   (Insd. by MBIA)............................. AAA      1,200,000    1,361,484
                                                                   ------------
Hospital - 7.6%
  Albemarle Cnty., VA IDA RB, Martha Jefferson
   Hosp., 5.75%,10/01/2008..................... NR       1,000,000    1,035,970
  Danville, VA IDA Hosp. RB, Danville Regl.
   Med. Ctr., 6.20%, 10/01/2009, (Insd. by
   FGIC)....................................... AAA      2,545,000    2,734,730

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
  Fairfax Cnty., VA IDA RB, Inova Hlth. Sys.
   Proj.:
   5.00%, 08/15/2012...........................  AA     $  500,000 $    497,320
   5.875%, 08/15/2016..........................  AA        370,000      378,114
  Halifax Cnty., VA IDA RB, Halifax Regl.
   Hosp., Inc.:
   4.80%, 09/01/2009...........................  A         300,000      281,961
   5.25%, 09/01/2017...........................  A         400,000      361,584
  Hanover Cnty., VA IDA RB, Mem. Regl. Med.
   Ctr. Proj.,
   6.50%, 08/15/2008, (Insd. by MBIA)..........  AAA     2,360,000    2,637,536
  Henrico Cnty., VA IDA Lease RB, Bon Secours
   Hlth. Sys. Proj.,
   5.60%, 08/15/2010, (Insd. by MBIA)..........  AAA     2,000,000    2,095,300
  Norfolk, VA IDA RB, Sentara Hosp., Ser. A,
   6.50%, 11/01/2013...........................  AA      1,000,000    1,066,140
  Prince William Cnty., VA IDA RB, Potomac
   Hosp. Corp.,
   6.75%, 10/01/2015...........................  NR        500,000      558,565
  Roanoke, VA IDA Hosp. RB, Roanoke Mem. Hosp.,
   Ser. B,
   6.00%, 07/01/2007...........................  AA-     1,185,000    1,227,861
                                                                   ------------
                                                                     12,875,081
                                                                   ------------
Housing - 18.0%
  Alexandria, VA Redev. & Hsg. Auth. MHRB,
   Buckingham Vlg. Apts.:
   5.45%, 07/01/2018...........................  BBB+    1,000,000      940,190
   5.50%, 01/01/2029...........................  BBB+    1,000,000      919,470
  Alexandria, VA Redev. & Hsg. Auth. RRB,
   Buckingham Vlg. Apts.,
   4.875%, 07/01/2006..........................  BBB+      840,000      820,168
  Arlington Cnty., VA IDA MHRB:
   Patrick Henry Apts. Proj., 6.05%,
    11/01/2032.................................  NR      2,000,000    2,007,060
   Woodbury Park Apts.:
   Ser. A, 5.35%, 07/01/2018...................  A       1,000,000      936,600
   Ser. B, 6.50%, 07/01/2024...................  NR      1,600,000    1,520,096
  Chesapeake, VA Redev. & Hsg. Auth. MHRB, Ser.
   A,
   6.20%, 04/01/2028...........................  NR      1,910,000    1,737,221
  Fairfax Cnty., VA Redev. & Hsg. Auth. Mtge.
   RB, Elderly Hsg.,
   6.00%, 09/01/2016, (Insd. by FHA)...........  AAA       500,000      511,460
  Harrisonburg, VA Redev. & Hsg. Auth. MHRB,
   Greens of Salem Run Proj., 6.20%,
   04/01/2017, (LOC: PNC Bank, NA & Insd. by
   FSA)........................................  AAA       500,000      509,620
  Portsmouth, VA Redev. & Hsg. Auth. MHRB,
   6.30%, 09/01/2026, (Coll.by FNMA)...........  AAA       640,000      657,779
  Prince William Cnty., VA IDA RB, Melrose
   Apts. Proj.:
   Ser. A, 5.25%, 07/01/2018...................  A-      1,000,000      903,260
   Ser. C, 7.00%, 07/01/2029...................  NR      3,000,000    2,857,380
  Virginia Hsg. Dev. Auth. MHRB:
   Ser. H, 5.55%, 05/01/2015...................  AA+     1,000,000      997,530
   Ser. H, 6.00%, 05/01/2010...................  AA+       500,000      513,470
   Ser. H, 6.10%, 11/01/2011...................  AA+     1,000,000    1,029,650
   Ser. H, 6.35%, 11/01/2011...................  AA+       300,000      310,620

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
  Virginia Hsg. Dev. Auth. MHRB: - continued
   Ser. I, 5.45%, 05/01/2018...................  AA+    $  500,000 $    489,640
   Ser. K, 5.90%, 05/01/2011...................  AA+       400,000      408,860
   Ser. O, 6.05%, 11/01/2017...................  AA+       500,000      514,305
  Virginia Hsg. Dev. Auth. RB, Cmnwlth. Mtge.:
   Ser. A, Subser. A-1, 6.20%, 07/01/2011......  AA+     1,000,000    1,016,570
   Ser. B, Subser. B-1, 5.80%, 07/01/2016......  AA+     1,750,000    1,781,325
   Ser. B, Subser. B-1, 5.95%, 07/01/2018......  AA+     2,555,000    2,614,302
   Ser. C, Subser. C-2, 5.75%, 07/01/2007......  AA+     1,000,000    1,044,060
   Ser. C, Subser. C-6, 6.25%, 01/01/2015......  AA+       500,000      509,560
   Ser. D, Subser. D-1, 6.10%, 01/01/2019......  AA+     3,525,000    3,610,340
   Ser. D, Subser. D-3, 6.10%, 07/01/2015......  AA+     1,000,000    1,030,380
   Ser. F, Subser. F-1, 6.25%, 07/01/2012......  AA+       300,000      305,538
                                                                   ------------
                                                                     30,496,454
                                                                   ------------
Industrial Development Revenue - 2.9%
  Amherst, VA IDA RB, Georgia Pacific Corp.
   Proj.,
   5.25%, 02/01/2011...........................  NR      1,000,000      978,780
  Goochland Cnty., VA IDA RB, Nekoosa Packaging
   Corp.,
   5.65%, 12/01/2025...........................  NR      3,000,000    2,744,220
  Greensville Cnty., VA IDA RB, Georgia Pacific
   Corp. Proj.,
   5.30%, 08/01/2014...........................  NR        250,000      239,080
  Isle Wright Cnty., VA IDA RB, Solid Wst.
   Disposal Fac., Union Camp Corp. Proj.,
   6.55%, 04/01/2024...........................  BBB+      535,000      541,928
  Virginia IDA RB, Small Business Fin., Hodges
   Farm Associates II,
   4.75%, 11/01/2002...........................  AA-       460,000      459,503
                                                                   ------------
                                                                      4,963,511
                                                                   ------------
Lease - 5.0%
  Brunswick, VA IDA Correctional Fac. Lease RB:
   5.65%, 07/01/2009, (Insd. by MBIA)..........  AAA     2,215,000    2,342,495
   5.75%, 07/01/2011, (Insd. by MBIA)..........  AAA     2,930,000    3,092,117
  Fairfax Cnty., VA Redev. & Hsg. Auth. Mtge.
   RB, Mott & Gum Springs Cmnty. Ctrs., 5.35%,
   06/01/2006..................................  AA        250,000      258,595
  Henrico Cnty., VA IDA Lease RB, 7.00%,
   08/01/2013..................................  AA        700,000      788,956
  Prince William Cnty., VA Park Auth. RB,
   6.30%, 10/15/2006...........................  NR        500,000      541,615
  Virginia Biotechnology Research Park RB,
   Biotech Five Proj., Ser. A,
   5.25%, 10/01/2014...........................  A       1,540,000    1,457,749
                                                                   ------------
                                                                      8,481,527
                                                                   ------------
Miscellaneous Revenue - 0.6%
  Virginia Pub. Bldg. Auth. Pub. Fac. RB, Ser.
   A, 6.00%, 08/01/2011........................  AA+     1,000,000    1,093,760
                                                                   ------------

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Public Facilities - 4.9%
  Big Stone Gap, VA Redev. & Hsg. Auth.
   Correctional Fac. Lease RB, Wallens Ridge
   Dev. Proj., 6.00%, 09/01/2007...............  AA+    $3,675,000 $  3,957,608
  King & Queen Cnty., VA IDA Lease RB, King &
   Queen Courts Complex, Ser. A, 5.625%,
   07/15/2017..................................  AA      1,000,000    1,000,960
  Peumansend Creek, VA Regl. Jail Auth. RB,
   5.75%, 06/01/2017, (Insd. by MBIA)..........  AAA     1,300,000    1,343,173
  Prince William Cnty., VA IDA RB, ATCC Proj.,
   6.00%, 02/01/2014...........................  NR        500,000      504,430
  Prince William Cnty., VA Park Auth. RB,
   6.875%, 10/15/2016..........................  NR      1,300,000    1,435,772
                                                                   ------------
                                                                      8,241,943
                                                                   ------------
Resource Recovery - 2.5%
  Arlington Cnty., VA IDA Resource Recovery RB,
   Ogden Martin Sys. of Alexandria/Arlington,
   Inc. Proj., 5.375%, 01/01/2013, (Insd. by
   FSA)........................................  AAA     4,105,000    4,158,283
                                                                   ------------
Sales Tax - 0.6%
  Virgin Islands Pub. Fin. Auth. RB, Sr. Lien,
   Ser. A,
   5.50%, 10/01/2022...........................  BBB-    1,000,000      941,520
                                                                   ------------
Special Tax - 4.4%
  Dulles Town, VA CDA Spl. Assmt. RB, Dulles
   Town Ctr. Proj., 6.25%, 03/01/2026..........  NR      4,000,000    3,833,120
  Frederick Cnty., MD Spl. Obl. RB, Urbana CDA,
   6.625%, 07/01/2025..........................  NR        500,000      487,180
  Virgin Islands Pub. Fin. Auth. RB, Sr. Lien:
   Ser. A, 5.50%, 10/01/2013...................  BBB-    1,000,000      977,180
   Ser. A, 5.50%, 10/01/2018...................  BBB-    2,000,000    1,905,280
  Virgin Islands Pub. Fin. Auth. RB, Sr. Lien,
   Ser. A, 5.625%, 10/01/2025..................  BBB-      250,000      237,753
                                                                   ------------
                                                                      7,440,513
                                                                   ------------
Transportation - 6.9%
  Chesapeake Bay, VA Dist. RB, Bridge & Tunnel
   Commission,
   5.875%, 07/01/2010, (Insd. by FGIC).........  AAA     2,890,000    3,076,087
  District of Columbia, Metrop. Area Transit
   Auth. RB:
   6.00%, 07/01/2007, (Insd. by FGIC)..........  AAA     1,000,000    1,078,790
   6.00%, 07/01/2009, (Insd. by FGIC)..........  AAA       600,000      654,456
  Peninsula Ports Auth., VA RB, Port Fac. CSX
   Trans. Proj., 6.00%,12/15/2012..............  NR      2,000,000    1,990,340
  Virginia Comnwlth. Trans. Board RB, Northern
   VA Trans. Dist. Program, Ser. B, 7.25%,
   05/15/2020..................................  AA      1,700,000    1,954,915
  Virginia Port Auth. Cmnwlth. Port Fund RB,
   5.90%, 07/01/2016...........................  AA        750,000      772,282
  Virginia Trans. Board RB, Northern VA Trans.
   Dist., Program A,
   6.00%, 05/15/2008...........................  AA      2,030,000    2,137,834
                                                                   ------------
                                                                     11,664,704
                                                                   ------------

                                   EVERGREEN
                          Virginia Municipal Bond Fund
                       Schedule of Investments(continued)
                                August 31, 2000

                                                 Credit  Principal
                                                 Rating/\  Amount      Value
MUNICIPAL OBLIGATIONS - continued
Water & Sewer - 12.1%
  Buena Vista, VA IDA RB, Wtr. & Swr. Fac.,
   Route 60 Proj.,
   6.25%, 07/15/2011............................   NR    $  390,000 $    395,308
  Chesterfield Cnty., VA Wtr. & Swr. RB, 6.375%,
   11/01/2007...................................   AA       500,000      527,340
  Fairfax Cnty., VA Swr. RB, 5.625%,
   07/15/2011...................................   AA     2,605,000    2,737,386
  Fairfax Cnty., VA Wtr. Auth. RB:
   5.625%, 04/01/2017...........................   AAA    1,640,000    1,687,052
   6.125%, 04/01/2016...........................   AAA    1,545,000    1,668,445
  Henrico Cnty., VA Wtr. & Swr. RB, 5.70%,
   05/01/2008...................................   AA-      285,000      300,074
  Loudoun Cnty., VA Sanitation Auth., Wtr. &
   Swr. RB,
   6.25%, 01/01/2010, (Insd. by FGIC)...........   AAA    1,550,000    1,628,787
  Virginia Beach, VA Wtr. & Swr. RB, 5.75%,
   08/01/2016...................................   AA     1,735,000    1,813,595
  Virginia Resources Auth. Clean Wtr. RB, State
   Revolving Fund:
   5.50%, 10/01/2015............................   AAA    2,150,000    2,206,803
   5.875%, 10/01/2014...........................   AAA    1,250,000    1,334,712
   6.00%, 10/01/2016............................   AAA    3,965,000    4,233,748
  Virginia Resources Auth. RB, Pooled Loan Bond
   Program:
   Ser. A, 5.50%, 05/01/2014, (Insd. by MBIA)...   AAA      575,000      593,457
   Ser. A, 5.50%, 05/01/2016, (Insd. by MBIA)...   AAA    1,380,000    1,406,082
                                                                    ------------
                                                                      20,532,789
                                                                    ------------
       Total Municipal Obligations (cost
        $161,964,268)...........................                     165,779,972
                                                                    ------------

                                                           Shares      Value
SHORT-TERM INVESTMENTS - 0.7%
MUTUAL FUND SHARES - 0.7%
  Federated Municipal Obligations Fund - (cost
   $1,100,000)........................................... 1,100,000    1,100,000
                                                                    ------------
Total Investments - (cost $163,064,268) - 98.7%....................  166,879,972
Other Assets and Liabilities - 1.3%................................    2,220,984
                                                                    ------------
Net Assets - 100.0%................................................ $169,100,956
                                                                    ============

                See Combined Notes to Schedules of Investments.

                   Combined Notes to Schedules of Investments
                                August 31, 2000

/\ Credit ratings are unaudited and rated by Moody's Investors Service where
   Standard and Poor's ratings are not available.
o The advisor of the Fund and the advisor of the Money Market Fund are each a subsidiary of First Union.

Summary of Abbreviations:
AMBAC American Municipal Bond Assurance Corporation
CDA  Community Development Authority
CDD  Community Development District
COP  Certificate of Participation
EDA  Economic Development Authority
EDRB Economic Development Revenue Bond
ETM  Escrowed to Maturity
FGIC Financial Guaranty Insurance Company
FHA  Federal Housing Authority
FNMA Federal National Mortgage Association
FSA  Financial Security Assurance Incorporated
GNMA Government National Mortgage Association
GO   General Obligation
HFA  Housing Finance Authority
IBC  Insured Bond Certification
IDA  Industrial Development Authority
IDRB Industrial Development Revenue Bond
LOC  Letter of Credit
MBIA Municipal Bond Investors Assurance Corporation
MHRB Multifamily Housing Revenue Bond
PCRB Pollution Control Revenue Bond
RB   Revenue Bond
RHA  Residential Housing Association
SFHRB Single Family Housing Revenue Bond

The following table shows for each Fund the percent of net assets invested by geographic location as of August 31, 2000:

                                                                 North    South
                          Florida High Florida Georgia Maryland Carolina Carolina Virginia
                          Income Fund   Fund    Fund     Fund     Fund     Fund     Fund
                          ------------ ------- ------- -------- -------- -------- --------
Arizona.................       1.7%      0.0%    0.0%     0.0%     0.0%     0.0%     0.0%
California..............       2.0%      0.0%    0.0%     0.0%     0.0%     0.0%     0.0%
Connecticut.............       0.0%      0.3%    0.0%     0.0%     0.0%     0.0%     0.0%
District of Columbia....       0.0%      0.0%    0.0%     0.7%     0.0%     0.0%     1.0%
Florida.................      85.9%     96.8%    0.0%     0.0%     0.0%     0.0%     0.0%
Georgia.................       1.9%      0.0%   94.7%     1.0%     0.0%     1.5%     0.5%
Indiana.................       1.0%      0.0%    0.0%     0.0%     0.0%     0.0%     0.0%
Maine...................       0.4%      0.0%    0.0%     0.0%     0.0%     0.0%     0.0%
Maryland................       0.0%      0.0%    0.9%    87.5%     0.0%     1.2%     0.9%
Nevada..................       1.8%      0.0%    0.0%     0.0%     0.0%     0.0%     0.0%
New Jersey..............       0.0%      0.0%    0.0%     2.1%     0.0%     0.0%     0.0%
North Carolina..........       0.0%      0.0%    0.0%     0.0%    90.7%     0.0%     0.0%
Pennsylvania............       0.0%      0.0%    0.0%     0.0%     1.9%     0.0%     0.0%
Puerto Rico.............       0.6%      0.0%    0.0%     0.0%     2.5%     5.3%     0.8%
South Carolina..........       1.7%      0.0%    0.0%     0.0%     0.0%    84.4%     0.0%
Texas...................       0.0%      1.0%    0.0%     0.0%     1.2%     0.0%     0.0%
U.S. Virgin Islands.....       0.0%      1.8%    3.4%     2.7%     1.8%     4.5%     2.4%
Virginia................       0.7%      0.0%    0.0%     1.3%     0.0%     1.9%    93.6%
West Virginia...........       0.8%      0.0%    0.0%     0.0%     0.0%     0.0%     0.0%
Other Investments.......       1.5%      0.1%    1.0%     4.7%     1.9%     1.2%     0.8%
                             ------    ------  ------   ------   ------   ------   ------
 Total..................     100.0%    100.0%  100.0%   100.0%   100.0%   100.0%   100.0%
                             ======    ======  ======   ======   ======   ======   ======


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Southern State Municipal Bond Funds
                      Statements of Assets and Liabilities
                                August 31, 2000

                                                                                   North         South
                          Florida High    Florida       Georgia     Maryland      Carolina     Carolina      Virginia
                          Income Fund       Fund         Fund         Fund          Fund         Fund          Fund
------------------------------------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $400,836,890  $512,057,539  $81,714,856  $43,365,254  $267,310,103  $58,736,577  $163,064,268
 Net unrealized gains or
  losses on securities..    (6,310,417)   11,979,648    2,114,043      531,934     5,643,746    1,415,268     3,815,704
------------------------------------------------------------------------------------------------------------------------
 Market value of
  securities............   394,526,473   524,037,187   83,828,899   43,897,188   272,953,849   60,151,845   166,879,972
 Cash...................           432           811            0          892           879          920           350
 Receivable for
  securities sold.......             0             0            0            0             0            0       246,015
 Receivable for Fund
  shares sold...........     1,993,466        75,283        4,752            0        91,075       26,787       169,388
 Interest receivable....     8,651,405     9,925,512    1,163,950      638,054     4,087,036      837,890     2,484,305
 Receivable from
  investment advisor....        25,772       117,107        9,496        4,663        63,224            0             0
 Deferred organization
  expenses..............         3,801             0            0            0             0            0             0
 Prepaid expenses and
  other assets..........        40,504        42,539        4,813        4,327         3,773       16,305         8,559
------------------------------------------------------------------------------------------------------------------------
 Total assets...........   405,241,853   534,198,439   85,011,910   44,545,124   277,199,836   61,033,747   169,788,589
------------------------------------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..     1,283,619     2,011,978      314,165      101,985     1,017,321      229,523       511,669
 Payable for securities
  purchased.............       697,277             0    1,000,000      857,712             0            0       118,287
 Payable for Fund shares
  redeemed..............             0       671,033      151,140       52,647       251,572            0             0
 Advisory fee payable...             0             0            0            0             0          697        23,436
 Distribution Plan
  expenses payable......         4,822             0          398          242         1,144          139           721
 Due to other related
  parties...............         1,096         1,454          228          119           753          166           461
 Accrued expenses and
  other liabilities.....        63,470        81,018        7,183        3,456        20,604        8,754        33,059
------------------------------------------------------------------------------------------------------------------------
 Total liabilities......     2,050,284     2,765,483    1,473,114    1,016,161     1,291,394      239,279       687,633
------------------------------------------------------------------------------------------------------------------------
Net assets..............  $403,191,569  $531,432,956  $83,538,796  $43,528,963  $275,908,442  $60,794,468  $169,100,956
------------------------------------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $432,223,132  $545,332,705  $83,566,381  $43,964,103  $280,252,704  $60,274,511  $168,105,389
 Undistributed
  (overdistributed) net
  investment income.....       (10,842)      (31,106)     (15,213)         519       (67,725)      (6,304)      (42,532)
 Accumulated net
  realized losses on
  securities............   (22,710,304)  (25,848,291)  (2,126,415)    (967,593)   (9,920,283)    (889,007)   (2,777,605)
 Net unrealized gains or
  losses on securities..    (6,310,417)   11,979,648    2,114,043      531,934     5,643,746    1,415,268     3,815,704
------------------------------------------------------------------------------------------------------------------------
Total net assets........  $403,191,569  $531,432,956  $83,538,796  $43,528,963  $275,908,442  $60,794,468  $169,100,956
------------------------------------------------------------------------------------------------------------------------
Net assets consists of
 Class A................  $212,409,665  $114,158,527  $ 7,054,574  $21,418,966  $ 22,859,493  $ 1,936,882  $ 45,759,243
 Class B................   115,352,288    46,522,095   12,795,550    3,489,401    35,847,110    4,626,713    15,119,456
 Class C................     9,309,560     6,593,662            0       55,792             0            0             0
 Class Y................    66,120,056   364,158,672   63,688,672   18,564,804   217,201,839   54,230,873   108,222,257
------------------------------------------------------------------------------------------------------------------------
Total net assets........  $403,191,569  $531,432,956  $83,538,796  $43,528,963  $275,908,442  $60,794,468  $169,100,956
------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 Class A................    20,735,436    12,348,706      723,656    2,025,864     2,286,879      197,921     4,597,794
 Class B................    11,260,797     5,032,385    1,312,563      330,034     3,586,225      472,803     1,519,168
 Class C................       908,833       713,255            0        5,277             0            0             0
 Class Y................     6,454,712    39,391,521    6,533,108    1,755,905    21,729,313    5,541,995    10,873,749
------------------------------------------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      10.24  $       9.24  $      9.75  $     10.57  $      10.00  $      9.79  $       9.95
------------------------------------------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $      10.75  $       9.70  $     10.24  $     11.10  $      10.50  $     10.28  $      10.45
------------------------------------------------------------------------------------------------------------------------
 Class B................  $      10.24  $       9.24  $      9.75  $     10.57  $      10.00  $      9.79  $       9.95
------------------------------------------------------------------------------------------------------------------------
 Class C................  $      10.24  $       9.24           --  $     10.57            --           --            --
------------------------------------------------------------------------------------------------------------------------
 Class Y................  $      10.24  $       9.24  $      9.75  $     10.57  $      10.00  $      9.79  $       9.95
------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Southern State Municipal Bonds Funds
                            Statements of Operations
                           Year Ended August 31, 2000

                            Florida                                            North       South
                          High Income    Florida     Georgia     Maryland    Carolina     Carolina    Virginia
                             Fund         Fund         Fund        Fund        Fund         Fund        Fund
----------------------------------------------------------------------------------------------------------------
Investment income
 Interest...............  $27,472,995  $30,429,645  $4,889,526  $2,228,008  $16,013,721  $3,402,796  $9,559,283
----------------------------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........    2,284,483    2,480,954     381,727     179,547    1,278,151     274,073     765,303
 Distribution Plan
  expenses..............    1,841,225      892,141     144,485      88,249      445,624      54,203     265,875
 Administrative services
  fees..................      298,197      398,681      61,739      29,815      206,470      43,959     124,137
 Transfer agent fee.....      238,682      172,610      25,081      37,915       62,473       8,210      79,117
 Trustees' fees and
  expenses..............        8,309       12,515       1,704         800        5,718       1,220       3,409
 Printing and postage
  expenses..............       30,637       57,901       8,822       4,012       24,466       4,020      19,094
 Custodian fee..........      127,411      162,701      26,371      12,428       84,196      16,725      53,033
 Registration and filing
  fees..................       30,307       32,234      24,557       8,645       28,216      15,985      33,652
 Professional fees......       18,422       19,964      17,034      17,107       17,569      16,614      17,461
 Organization expenses..        3,554            0           0           0            0           0           0
 Interest expense.......        9,232        2,886           0           0            0           0           0
 Other..................        7,993       19,086      15,161         501       24,951       1,833      18,033
----------------------------------------------------------------------------------------------------------------
 Total expenses.........    4,898,452    4,251,673     706,681     379,019    2,177,834     436,842   1,379,114
 Less: Fee waivers......     (474,438)  (1,744,043)   (217,579)    (63,294)    (826,400)    (52,774)   (280,908)
   Expense reductions...      (17,499)     (21,239)     (3,136)     (2,385)     (11,138)     (2,319)     (6,746)
----------------------------------------------------------------------------------------------------------------
 Net expenses...........    4,406,515    2,486,391     485,966     313,340    1,340,296     381,749   1,091,460
----------------------------------------------------------------------------------------------------------------
 Net investment income..   23,066,480   27,943,254   4,403,560   1,914,668   14,673,425   3,021,047   8,467,823
----------------------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 Net realized losses on
  securities............  (20,983,164) (23,948,550) (1,630,210)   (809,870)  (9,920,284)   (885,973) (2,775,573)
----------------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities..    2,013,883   17,204,664   1,229,824     804,345    5,567,031     925,515   3,228,891
----------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities..  (18,969,281)  (6,743,886)   (400,386)     (5,525)  (4,353,253)     39,542     453,318
----------------------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............  $ 4,097,199  $21,199,368  $4,003,174  $1,909,143  $10,320,172  $3,060,589  $8,921,141
----------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Southern State Municipal Bond Funds
                      Statements of Changes in Net Assets
                           Year Ended August 31, 2000

                                                                                   North         South
                          Florida High    Florida       Georgia     Maryland      Carolina     Carolina      Virginia
                          Income Fund       Fund         Fund         Fund          Fund         Fund          Fund
------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income..  $ 23,066,480  $ 27,943,254  $ 4,403,560  $ 1,914,668  $ 14,673,425  $ 3,021,047  $  8,467,823
 Net realized losses on
  securities............   (20,983,164)  (23,948,550)  (1,630,210)    (809,870)   (9,920,284)    (885,973)   (2,775,573)
 Net change in
  unrealized gains or
  losses on securities..     2,013,883    17,204,664    1,229,824      804,345     5,567,031      925,515     3,228,891
------------------------------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............     4,097,199    21,199,368    4,003,174    1,909,143    10,320,172    3,060,589     8,921,141
------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class A................   (13,273,443)   (6,205,750)    (267,744)    (997,892)   (1,058,936)    (116,159)   (2,288,555)
 Class B................    (5,970,107)   (2,145,493)    (573,365)    (139,915)   (1,698,501)    (195,516)     (615,867)
 Class C................      (355,216)     (320,325)           0       (1,521)            0            0             0
 Class Y................    (3,537,601)  (19,343,906)  (3,581,143)    (778,601)  (11,962,628)  (2,721,571)   (5,608,648)
 Net realized gains
 Class A................             0      (416,062)           0            0      (112,383)     (17,190)      (92,883)
 Class B................             0      (180,345)           0            0      (265,691)     (37,782)      (29,668)
 Class C................             0       (29,725)           0            0             0            0             0
 Class Y................             0    (1,264,384)           0            0    (1,441,627)    (411,495)     (221,231)
------------------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........   (23,136,367)  (29,905,990)  (4,422,252)  (1,917,929)  (16,539,766)  (3,499,713)   (8,856,852)
------------------------------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   117,805,737   108,857,480   24,904,559   11,442,722    45,657,631   16,019,052    26,365,147
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     8,342,300     5,375,876      559,741      871,869     3,844,523      693,026     2,354,776
 Payment for shares
  redeemed..............  (164,165,983) (187,563,200) (32,099,913)  (8,549,897)  (78,881,678) (24,509,284)  (41,147,970)
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   (38,017,946)  (73,329,844)  (6,635,613)   3,764,694   (29,379,524)  (7,797,206)  (12,428,047)
------------------------------------------------------------------------------------------------------------------------
  Total increase
   (decrease)
   in net assets........   (57,057,114)  (82,036,466)  (7,054,691)   3,755,908   (35,599,118)  (8,236,330)  (12,363,758)
Net assets
 Beginning of period....   460,248,683   613,469,422   90,593,487   39,773,055   311,507,560   69,030,798   181,464,714
------------------------------------------------------------------------------------------------------------------------
 End of period..........  $403,191,569  $531,432,956  $83,538,796  $43,528,963  $275,908,442  $60,794,468  $169,100,956
------------------------------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $    (10,842) $    (31,106) $   (15,213) $       519  $    (67,725) $    (6,304) $    (42,532)
------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Southern State Municipal Bond Funds
                      Statements of Changes in Net Assets
                           Year Ended August 31, 1999

                           Florida High                                                North         South
                              Income         Florida       Georgia      Maryland      Carolina      Carolina      Virginia
                               Fund           Fund           Fund         Fund          Fund          Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income..   $  22,162,871  $  30,331,780  $  4,325,280  $ 1,526,494  $ 15,300,320  $  3,288,326  $  8,504,486
 Net realized gains or
  losses on securities..      (1,454,705)     4,098,226      (342,891)     (28,872)    2,778,803       485,621       561,384
 Net change in
  unrealized gains or
  losses on securities..     (22,959,831)   (40,892,322)   (4,556,607)  (1,714,219)  (20,720,906)   (3,989,123)   (8,663,058)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........      (2,251,665)    (6,462,316)     (574,218)    (216,597)   (2,641,783)     (215,176)      402,812
-----------------------------------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A...............     (14,558,947)    (7,418,545)     (193,687)  (1,060,735)     (803,944)      (93,636)   (2,486,425)
  Class B...............      (5,192,345)    (2,468,347)     (541,679)     (83,056)   (1,937,764)     (181,807)     (477,398)
  Class C...............        (170,088)      (365,115)            0         (479)            0             0             0
  Class Y...............      (2,239,772)   (20,079,560)   (3,589,179)    (382,791)  (12,558,183)   (3,011,122)   (5,539,677)
 Net realized gains
  Class A...............         (74,973)    (3,780,397)      (14,381)    (193,505)      (91,582)      (18,366)     (389,919)
  Class B...............         (29,464)    (1,534,947)      (53,890)     (13,002)     (267,867)      (41,464)      (72,121)
  Class C...............            (462)      (218,806)            0            0             0             0             0
  Class Y...............          (9,770)    (9,607,708)     (281,334)     (40,003)   (1,390,200)     (621,078)     (807,303)
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders.........     (22,275,821)   (45,473,425)   (4,674,150)  (1,773,571)  (17,049,540)   (3,967,473)   (9,772,843)
-----------------------------------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold..................     163,835,903    111,607,259    22,972,969   16,923,916    46,838,306    12,457,133    48,705,756
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      10,168,812     13,431,089       893,299    1,076,205     3,643,355       665,466     3,294,738
 Payment for shares
  redeemed..............    (101,866,559)  (117,840,327)  (12,144,895)  (7,210,171)  (40,601,876)  (12,497,770)  (30,328,911)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions.........      72,138,156      7,198,021    11,721,373   10,789,950     9,879,785       624,829    21,671,583
-----------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets..............      47,610,670    (44,737,720)    6,473,005    8,799,782    (9,811,538)   (3,557,820)   12,301,552
 Net assets
 Beginning of period....     412,638,013    658,207,142    84,120,482   30,973,273   321,319,098    72,588,618   169,163,162
-----------------------------------------------------------------------------------------------------------------------------
 End of period..........   $ 460,248,683  $ 613,469,422  $ 90,593,487  $39,773,055  $311,507,560  $ 69,030,798  $181,464,714
-----------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment income.....   $      59,045  $      61,209  $      1,786  $     3,780  $        699  $      7,458  $      6,935
-----------------------------------------------------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

                    Combined Notes to Financial Statements(

1. ORGANIZATION

The Evergreen Southern State Municipal Bond Funds consist of Evergreen Florida High Income Municipal Bond Fund ("Florida High Income Fund"), Evergreen Florida Municipal Bond Fund ("Florida Fund"), Evergreen Georgia Municipal Bond Fund ("Georgia Fund"), Evergreen Maryland Municipal Bond Fund ("Maryland Fund"), Ev-ergreen North Carolina Municipal Bond Fund ("North Carolina Fund"), Evergreen South Carolina Municipal Bond Fund ("South Carolina Fund") and Evergreen Vir-ginia Municipal Bond Fund ("Virginia Fund"), (collectively, the "Funds"). Each Fund, except for Florida High Income Fund which is diversified, is a non-diver-sified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management in-vestment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Florida High Income Fund, Florida Fund and Maryland Fund offer Class A, Class B, Class C and Class Y shares. The Georgia Fund, North Carolina Fund, South Carolina Fund and Virginia Fund offer Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher on-going distribution fee than Class A. Class B and Class C shares are sold sub-ject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with simi-lar characteristics. Otherwise, securities for which valuations are not avail-able (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes
The Funds intend to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

E. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryovers, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to differ-ing treatment of market discount on securities.

F. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

G. Organization Expenses
Organization expenses for Florida High Income Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Funds are redeemed by any holder during the five-year amor-tization period, redemption proceeds will be reduced by any unamortized organi-zation expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"), serves as the investment advisor to each Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.42% of the average daily net assets of the Florida Fund, Georgia Fund, Maryland Fund, North Carolina Fund, South Carolina Fund and Virginia Fund. FUNB is paid at an annual rate of 0.52% of the average daily net assets of the Florida High Income Fund. Prior to January 3, 2000, the management fee was computed daily at an an-nual rate of 0.50% of the average daily net assets of the Florida Fund, Georgia Fund, Maryland Fund, North Carolina Fund, South Carolina Fund and Virginia Fund. Prior to January 3, 2000, the management fee was computed daily at an an-nual rate of 0.60% of the average daily net assets of the Florida High Income Fund.

During the year ended August 31, 2000, the amount of investment advisory fees waived by the investment advisor and the impact on each Fund's expense ratio represented as a percentage of its average net assets were as follows:

                                                     Fees    % of Average
                                                    Waived    Net Assets
                                                  -----------------------
         Florida High Income Fund................ $  474,438    0.12%
         Florida Fund............................  1,559,004    0.28%
         Georgia Fund............................    217,579    0.26%
         Maryland Fund...........................     63,294    0.16%
         North Carolina Fund.....................    826,400    0.29%
         South Carolina Fund.....................     52,774    0.09%
         Virginia Fund...........................    280,908    0.16%

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees re-ceive no compensation directly from the Funds.

For its services, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. For each Fund, the sub-adminis-trator was paid by the administrator out of its fees until the sub- administra-tion agreement with BISYS was terminated on April 30, 2000.

Prior to January 3, 2000, the administrator and sub-administrator for the Funds were entitled to an annual fee based on the combined average daily net assets of all the funds administered by EIS for which First Union or its investment advisory subsidiaries were also the investment advisors. The administration fee was calculated by applying percentage rates, which started at 0.05% and de-clined to 0.01% per annum as net assets increased, to the average daily net as-sets of each Fund. The sub-administration fee was calculated by applying per-centage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

During the year ended August 31, 2000, the Funds paid or accrued to EIS the following amounts for administrative and sub-administrative services:

                                        Administration Sub-administration
                                             Fee              Fee
                                        ---------------------------------
         Florida High Income Fund......    $286,817         $11,380
         Florida Fund..................     383,669          15,012
         Georgia Fund..................      59,772           1,967
         Maryland Fund.................      28,773           1,042
         North Carolina Fund...........     198,793           7,677
         South Carolina Fund...........      42,333           1,626
         Virginia Fund.................     119,559           4,578

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, each class incurs distribution fees at the following annual rates:

                                                             Average Daily
                                                              Net Assets
                                                             -------------
         Class A............................................     0.25%
         Class B............................................     1.00%
         Class C............................................     1.00%

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees.

For the year ended August 31, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B, and Class C Distribution Plans were as follows:

                                                                % of
                                                               Class A
                                                        Fees   Average
                                                       Waived    Net
                          Class A   Class B   Class C Class A  Assets
                          --------------------------------------------
         Florida High
          Income Fund.... $577,298 $1,193,047 $70,880 $      0  0.00%
         Florida Fund....  303,974    511,719  76,448  185,039  0.16%
         Georgia Fund....   13,036    131,449       0        0  0.00%
         Maryland Fund...   52,720     35,152     377        0  0.00%
         North Carolina
          Fund...........   52,096    393,528       0        0  0.00%
         South Carolina
          Fund...........    6,014     48,189       0        0  0.00%
         Virginia Fund...  116,931    148,944       0        0  0.00%

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Florida High Income Fund

                                        Year Ended August 31,
                            -------------------------------------------------
                                     2000                      1999
                            ------------------------  -----------------------
                              Shares       Amount       Shares      Amount
------------------------------------------------------------------------------
Class A
Shares sold................  4,079,352  $ 41,990,110   6,022,065  $67,119,861
Automatic conversion of
 Class B shares to Class A
 shares....................     97,041       984,493           0            0
Shares issued in
 reinvestment of
 distributions.............    501,619     5,125,754     634,153    7,055,563
Shares redeemed............ (9,185,129)  (94,095,090) (6,206,580) (68,781,003)
------------------------------------------------------------------------------
Net increase (decrease).... (4,507,117)  (45,994,733)    449,638    5,394,421
------------------------------------------------------------------------------
Class B
Shares sold................  1,946,302    19,941,895   4,429,234   49,368,416
Shares issued in
 reinvestment of
 distributions.............    281,494     2,873,797     247,877    2,753,042
Automatic conversion of
 Class B shares to Class A
 shares....................    (97,041)     (984,493)          0            0
Shares redeemed............ (3,065,410)  (31,340,854) (1,659,509) (18,418,450)
------------------------------------------------------------------------------
Net increase (decrease)....   (934,655)   (9,509,655)  3,017,602   33,703,008
------------------------------------------------------------------------------
Class C
Shares sold................    518,431     5,282,126     640,928    7,135,431
Shares issued in
 reinvestment of
 distributions.............     19,201       195,794       9,404      103,941
Shares redeemed............   (260,772)   (2,680,672)   (115,908)  (1,287,087)
------------------------------------------------------------------------------
Net increase...............    276,860     2,797,248     534,424    5,952,285
------------------------------------------------------------------------------
Class Y
Shares sold................  4,917,171    50,591,606   3,610,375   40,212,195
Shares issued in
 reinvestment of
 distributions.............     14,314       146,955      23,071      256,266
Shares redeemed............ (3,497,432)  (36,049,367) (1,202,544) (13,380,019)
------------------------------------------------------------------------------
Net increase...............  1,434,053    14,689,194   2,430,902   27,088,442
------------------------------------------------------------------------------
Net increase (decrease)....             $(38,017,946)             $72,138,156
------------------------------------------------------------------------------

Florida Fund

                                         Year Ended August 31,
                            --------------------------------------------------
                                      2000                      1999
                            -------------------------  -----------------------
                              Shares        Amount       Shares      Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............    1,788,464  $ 16,346,190   2,166,801  $21,480,810
Automatic conversion of
 Class B shares to Class A
 shares...................      157,846     1,427,176           0            0
Shares issued in
 reinvestment of
 distributions............      288,497     2,648,208     526,975    5,201,492
Shares redeemed...........   (4,526,588)  (41,312,148) (4,237,683) (41,508,980)
-------------------------------------------------------------------------------
Net decrease..............   (2,291,781)  (20,890,574) (1,543,907) (14,826,678)
-------------------------------------------------------------------------------
Class B
Shares sold...............      372,669     3,391,959   1,015,953   10,084,761
Shares issued in
 reinvestment of
 distributions............      121,075     1,104,447     208,178    2,053,007
Automatic conversion of
 Class B shares to Class A
 shares...................     (157,846)   (1,427,176)          0            0
Shares redeemed...........   (1,687,371)  (15,406,268) (1,357,332) (13,327,563)
-------------------------------------------------------------------------------
Net decrease..............   (1,351,473)  (12,337,038)   (133,201)  (1,189,795)
-------------------------------------------------------------------------------
Class C
Shares sold...............       74,605       684,431     171,468    1,716,585
Shares issued in
 reinvestment of
 distributions............       13,122       119,919      29,587      291,797
Shares redeemed...........     (347,432)   (3,154,193)   (111,271)  (1,080,242)
-------------------------------------------------------------------------------
Net increase (decrease)...     (259,705)   (2,349,843)     89,784      928,140
-------------------------------------------------------------------------------
Class Y
Shares sold...............    9,711,363    88,434,900   7,963,457   78,325,103
Shares issued in
 reinvestment of
 distributions............      163,294     1,503,302     594,102    5,884,793
Shares redeemed...........  (13,994,955) (127,690,591) (6,315,912) (61,923,542)
-------------------------------------------------------------------------------
Net increase (decrease)...   (4,120,298)  (37,752,389)  2,241,647   22,286,354
-------------------------------------------------------------------------------
Net increase (decrease)...               $(73,329,844)             $ 7,198,021
-------------------------------------------------------------------------------

Georgia Fund

                                         Year Ended August 31,
                            --------------------------------------------------
                                      2000                      1999
                            -------------------------  -----------------------
                              Shares        Amount       Shares      Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............      440,782  $  4,240,450     305,966  $ 3,123,180
Automatic conversion of
 Class B shares to Class A
 shares...................       53,839       509,415           0            0
Shares issued in
 reinvestment of
 distributions............       16,348       156,395      13,683      139,514
Shares redeemed...........     (232,860)   (2,218,116)   (253,867)  (2,575,284)
-------------------------------------------------------------------------------
Net increase..............      278,109     2,688,144      65,782      687,410
-------------------------------------------------------------------------------
Class B
Shares sold...............      212,897     2,035,089     381,699    3,892,607
Shares issued in
 reinvestment of
 distributions............       39,369       376,584      42,933      438,417
Automatic conversion of
 Class B shares to Class A
 shares...................      (53,839)     (509,415)          0            0
Shares redeemed...........     (342,109)   (3,272,338)   (181,382)  (1,848,612)
-------------------------------------------------------------------------------
Net increase (decrease)...     (143,682)   (1,370,080)    243,250    2,482,412
-------------------------------------------------------------------------------
Class Y
Shares sold...............    1,953,488    18,629,020   1,554,435   15,957,182
Shares issued in
 reinvestment of
 distributions............        2,793        26,762      30,615      315,368
Shares redeemed...........   (2,783,285)  (26,609,459)   (757,013)  (7,720,999)
-------------------------------------------------------------------------------
Net increase (decrease)...     (827,004)   (7,953,677)    828,037    8,551,551
-------------------------------------------------------------------------------
Net increase (decrease)...               $ (6,635,613)             $11,721,373
-------------------------------------------------------------------------------

Maryland Fund

                                            Year Ended August 31,
                                  --------------------------------------------
                                          2000                   1999
                                  ---------------------  ---------------------
                                   Shares     Amount      Shares     Amount
-------------------------------------------------------------------------------
Class A
Shares sold.....................   207,360  $ 2,158,004   293,892  $ 3,264,960
Automatic conversion of Class B
 shares to Class A shares.......     1,610       16,546         0            0
Shares issued in reinvestment of
 distributions..................    71,988      747,521    87,231      962,253
Shares redeemed.................  (439,109)  (4,549,281) (414,785)  (4,586,001)
-------------------------------------------------------------------------------
Net decrease....................  (158,151)  (1,627,210)  (33,662)    (358,788)
-------------------------------------------------------------------------------
Class B
Shares sold.....................    85,865      894,838   264,441    2,922,980
Shares issued in reinvestment of
 distributions..................    10,420      108,150     6,593       72,249
Automatic conversion of Class B
 shares to Class A shares.......    (1,610)     (16,546)        0            0
Shares redeemed.................   (89,643)    (930,837)  (34,744)    (376,172)
-------------------------------------------------------------------------------
Net increase....................     5,032  $    55,605   236,290  $ 2,619,057
-------------------------------------------------------------------------------

                                                          December 23, 1998
                                                           (Commencement of
                                       Year Ended        Class Operations) to
                                    August 31, 2000        August 31, 1999
                                  ---------------------  ---------------------
                                   Shares     Amount      Shares     Amount
-------------------------------------------------------------------------------
Class C
Shares sold.....................     2,325  $    24,012     3,217  $    35,602
Shares issued in reinvestment of
 distributions..................       147        1,523        43          469
Shares redeemed.................         0            0      (455)      (4,992)
-------------------------------------------------------------------------------
Net increase....................     2,472  $    25,535     2,805  $    31,079
-------------------------------------------------------------------------------

                                            Year Ended August 31,
                                  --------------------------------------------
                                          2000                   1999
                                  ---------------------  ---------------------
                                   Shares     Amount      Shares     Amount
-------------------------------------------------------------------------------
Class Y
Shares sold.....................   804,621  $ 8,365,868   978,698  $10,700,374
Shares issued in reinvestment of
 distributions..................     1,413       14,675     3,715       41,234
Shares redeemed.................  (296,392)  (3,069,779) (204,492)  (2,243,006)
-------------------------------------------------------------------------------
Net increase....................   509,642    5,310,764   777,921    8,498,602
-------------------------------------------------------------------------------
Net increase....................            $ 3,764,694            $10,789,950
-------------------------------------------------------------------------------

North Carolina Fund

                                         Year Ended August 31,
                            --------------------------------------------------
                                     2000                      1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   1,193,727  $ 11,777,399     548,243  $  5,825,507
Automatic conversion of
 Class B shares to Class A
 shares...................     299,230     2,912,891           0             0
Shares issued in
 reinvestment of
 distributions............      77,834       766,620      57,810       615,583
Shares redeemed...........  (1,050,028)  (10,326,518)   (294,568)   (3,140,795)
-------------------------------------------------------------------------------
Net increase..............     520,763     5,130,392     311,485     3,300,295
-------------------------------------------------------------------------------
Class B
Shares sold...............     161,741     1,581,610     424,453     4,543,408
Shares issued in
 reinvestment of
 distributions............     138,780     1,368,508     153,483     1,635,617
Automatic conversion of
 Class B shares to Class A
 shares...................    (299,230)   (2,912,891)          0             0
Shares redeemed...........    (934,853)   (9,209,263)   (608,158)   (6,461,589)
-------------------------------------------------------------------------------
Net decrease..............    (933,562)   (9,172,036)    (30,222)     (282,564)
-------------------------------------------------------------------------------
Class Y
Shares sold...............   3,288,337    32,298,622   3,440,359    36,469,391
Shares issued in
 reinvestment of
 distributions............     172,522     1,709,395     129,785     1,392,155
Shares redeemed...........  (6,025,757)  (59,345,897) (2,914,981)  (30,999,492)
-------------------------------------------------------------------------------
Net increase (decrease)...  (2,564,898)  (25,337,880)    655,163     6,862,054
-------------------------------------------------------------------------------
Net increase (decrease)...              $(29,379,524)             $  9,879,785
-------------------------------------------------------------------------------

South Carolina Fund

                                        Year Ended August 31,
                            -------------------------------------------------
                                     2000                      1999
                            ------------------------  -----------------------
                              Shares       Amount       Shares      Amount
------------------------------------------------------------------------------
Class A
Shares sold................     65,260  $    622,930     106,193  $ 1,089,296
Automatic conversion of
 Class B shares to Class A
 shares....................     22,504       213,088           0            0
Shares issued in
 reinvestment of
 distributions.............      8,051        77,329       7,645       78,365
Shares redeemed............   (134,115)   (1,285,949)    (44,615)    (454,257)
------------------------------------------------------------------------------
Net increase (decrease)....    (38,300)     (372,602)     69,223      713,404
------------------------------------------------------------------------------
Class B
Shares sold................     71,353       678,957     177,649    1,816,333
Shares issued in
 reinvestment of
 distributions.............     17,617       169,067      15,297      156,799
Automatic conversion of
 Class B shares to Class A
 shares....................    (22,504)     (213,088)          0            0
Shares redeemed............   (141,803)   (1,356,660)    (79,709)    (816,909)
------------------------------------------------------------------------------
Net increase (decrease)....    (75,337)     (721,724)    113,237    1,156,223
------------------------------------------------------------------------------
Class Y
Shares sold................  1,544,300    14,717,165     934,454    9,551,504
Shares issued in
 reinvestment of
 distributions.............     46,305       446,630      41,643      430,302
Shares redeemed............ (2,281,805)  (21,866,675) (1,091,620) (11,226,604)
------------------------------------------------------------------------------
Net decrease...............   (691,200)   (6,702,880)   (115,523)  (1,244,798)
------------------------------------------------------------------------------
Net increase (decrease)....             $ (7,797,206)             $   624,829
------------------------------------------------------------------------------

Virginia Fund

                                        Year Ended August 31,
                            -------------------------------------------------
                                     2000                      1999
                            ------------------------  -----------------------
                              Shares       Amount       Shares      Amount
------------------------------------------------------------------------------
Class A
Shares sold................    777,058  $  7,550,546     856,960  $ 8,865,581
Automatic conversion of
 Class B shares to Class A
 shares....................     39,685       381,563           0            0
Shares issued in
 reinvestment of
 distributions.............    164,488     1,601,099     199,536    2,060,558
Shares redeemed............ (1,453,803)  (14,142,074) (1,178,483) (12,163,094)
------------------------------------------------------------------------------
Net decrease...............   (472,572)   (4,608,866)   (121,987)  (1,236,955)
------------------------------------------------------------------------------
Class B
Shares sold................    306,035     2,970,801     836,344    8,632,698
Shares issued in
 reinvestment of
 distributions.............     48,025       467,464      41,468      426,711
Automatic conversion of
 Class B shares to Class A
 shares....................    (39,685)     (381,563)          0            0
Shares redeemed............   (346,607)   (3,365,745)   (180,842)  (1,855,222)
------------------------------------------------------------------------------
Net increase (decrease)....    (32,232)     (309,043)    696,970    7,204,187
------------------------------------------------------------------------------
Class Y
Shares sold................  1,626,311    15,843,800   3,026,297   31,207,477
Shares issued in
 reinvestment of
 distributions.............     29,292       286,213      77,779      807,469
Shares redeemed............ (2,437,200)  (23,640,151) (1,578,685) (16,310,595)
------------------------------------------------------------------------------
Net increase (decrease)....   (781,597)   (7,510,138)  1,525,391   15,704,351
------------------------------------------------------------------------------
Net increase (decrease)....             $(12,428,047)             $21,671,583
------------------------------------------------------------------------------

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended August 31, 2000:

                                     Cost of Purchases Proceeds from Sales
                                     -------------------------------------
         Florida High Income Fund..    $156,745,055       $193,188,296
         Florida Fund..............     216,186,168        315,762,028
         Georgia Fund..............      33,803,082         35,532,559
         Maryland Fund.............      19,989,847         17,305,666
         North Carolina Fund.......      57,972,874         78,216,196
         South Carolina Fund.......      32,289,210         38,473,606
         Virginia Fund.............      86,324,581         92,528,273

On August 31, 2000, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                                                       Net
                                          Gross        Gross       Unrealized
                                        Unrealized   Unrealized   Appreciation/
                            Tax Cost   Appreciation Depreciation  Depreciation
                          -----------------------------------------------------
         Florida High
          Income Fund.... $400,849,452  $4,756,102  $(11,079,081)  $(6,322,979)
         Florida Fund....  512,057,539  15,161,253    (3,181,605)   11,979,648
         Georgia Fund....   81,714,856   3,125,026    (1,010,983)    2,114,043
         Maryland Fund...   43,368,470     993,310      (464,592)      528,718
         North Carolina
          Fund...........  267,310,103   8,329,903    (2,686,157)    5,643,746
         South Carolina
          Fund...........   58,736,577   2,003,963      (588,695)    1,415,268
         Virginia Fund...  163,097,178   5,166,925    (1,384,131)    3,782,794

As of August 31, 2000, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                       Expiration
                                             -------------------------------
                                                2001      2004       2008
         Florida High
          Income Fund........................ $      0 $        0 $4,365,480
         Florida Fund........................  810,279  1,089,463  7,387,972
         Georgia Fund........................        0          0    863,799
         Maryland Fund.......................        0          0    215,659
         North Carolina
          Fund...............................        0          0  3,343,827
         South Carolina
          Fund...............................        0          0      5,619
         Virginia Fund.......................        0          0    157,651

The Florida Fund's capital loss carryovers expiring in 2001 and 2004 were cre-ated as a result of the January 26, 1998 acquisition of substantially all the assets and assumption of certain liabilities of Evergreen Florida Tax Free Fund in exchange for Florida Fund shares. In accordance with income tax regulations, certain Florida Fund gains may not be used to offset this capital loss carryo-ver.

In addition to the capital loss carryovers, capital losses incurred after Octo-ber 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the year ended August 31, 2000, the Funds have incurred and elected to defer post-October losses as follows:

                                                                 Capital
                                                                 Losses
                                                               -----------
         Florida High Income Fund............................. $18,332,262
         Florida Fund.........................................  16,560,578
         Georgia Fund.........................................   1,262,616
         Maryland Fund........................................     748,718
         North Carolina Fund..................................   6,576,457
         South Carolina Fund..................................     883,388
         Virginia Fund........................................   2,587,042

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                                                   % of
                                                         Total    Average
                                                        Expense     Net
                                                       Reductions Assets
                                                       ------------------
         Florida High Income Fund.....................  $17,499    0.00%
         Florida Fund.................................   21,239    0.00%
         Georgia Fund.................................    3,136    0.00%
         Maryland Fund................................    2,385    0.00%
         North Carolina Fund..........................   11,138    0.00%
         South Carolina Fund..........................    2,319    0.00%
         Virginia Fund................................    6,746    0.00%

8. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENTS

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or for gen-eral working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

On July 25, 2000, this agreement was renewed, amended and restated among cer-tain Evergreen Funds and the Lenders. Under this renewed agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $755 million. The credit facility is allocated, under the terms of the financ-ing agreement, among the Lenders. The credit facility is accessed by the Funds to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum contin-ues to be incurred on the average daily unused portion of the revolving credit commitment and is allocated to all funds. For its assistance in renewing this financing agreement, First Union Capital Markets Corp. was paid a one-time ar-rangement fee of $150,000. State Street continues as paying agent for the funds and receives a fee of $20,000 per annum which is allocated to all the funds.

During the year ended August 31, 2000, the following Funds had borrowings under these agreements:

                                             Average   Average
                                           Borrowings  Interest Interest
                                           Outstanding   Rate   Expense
                                           -----------------------------
         Florida High Income Fund.........  $134,775     6.85%   $9,232
         Florida Fund.....................    44,216     6.53%    2,886

10. CONCENTRATION OF RISK

Each Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen North Carolina Mu-nicipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia Municipal Bond Fund, portfolios of Evergreen Municipal Trust, as of August 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and fi-nancial highlights are the responsibility of the Fund's management. Our respon-sibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia Municipal Bond Fund as of August 31, 2000, and the results of their operations, changes in their net assets and fi-nancial highlights for each of the years or periods described above in confor-mity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG
Boston, Massachusetts
October 6, 2000

                       Additional Information (Unaudited)


FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS

For the fiscal year ended August 31, 2000, the following percentages represent the portion of dividends from net investment income which are exempt from fed-eral income tax, other than alternative minimum tax:

         Florida High Income Fund.................................. 99.95%
         Florida Fund.............................................. 99.55%
         Georgia Fund.............................................. 99.52%
         Maryland Fund............................................. 99.79%
         North Carolina Fund....................................... 99.51%
         South Carolina Fund....................................... 99.52%
         Virginia Fund............................................. 99.61%

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended August 31, 2000:

                                                                    Per
                                                        Aggregate  Share
                                                        -----------------
         Florida High Income Fund...................... $        0 $    0
         Florida Fund..................................  1,870,421  0.030
         Georgia Fund..................................          0      0
         Maryland Fund.................................          0      0
         North Carolina Fund...........................  1,790,085  0.061
         South Carolina Fund...........................    461,870  0.071
         Virginia Fund.................................    337,532  0.019

                                Evergreen Funds

Money Market Funds
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short Intermediate Municipal Fund

Short and Intermediate Bond Funds
Intermediate Term Bond Fund
Short-Duration Income Fund


Intermediate and Long Term Bond Funds
Diversified Bond Fund
High Yield Bond Fund
Quality Income Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth & Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Utility Fund
Value Fund

Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund Omega Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund

Global & International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

28772                                                          543699 10/2000

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